UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

ACCURAY INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2025

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-33301	20-8370041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1240 Deming Way
Madison, Wisconsin	53717-1954
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 824-2800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ARAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Consulting Agreement (Related Party Transaction)

On October 18, 2025, Accuray Incorporated (the “Company” or “Accuray”) entered into a consulting agreement (the “Agreement”) with Dedication Capital, LLC (“Dedication Capital”), an affiliate of Steven F. Mayer, a member of the board of directors (the “Board”) of the Company. Pursuant to the Agreement, Mr. Mayer, the chief executive officer of Dedication Capital, will be appointed as Transformation Board Sponsor, providing consulting services to the Company over a period of one year. Mr. Mayer’s services will include, among other things, responsibility for leading the Company’s planning and execution of certain strategic, organizational, cultural, and operational initiatives and transformation in consultation with the Company’s Chief Executive Officer (“CEO”), onboarding the CEO and consulting with the CEO on other matters, and establishing the composition and duties of a transformation office.

In consideration for the services to be provided to the Company, Dedication Capital and Mr. Mayer will receive (i) a base consulting fee of $600,000 per year, (ii) a cash incentive award for fiscal year 2026 with a target of $531,250 (representing a 125% annual incentive at target for service of eight and one half (8 1⁄2) months of the fiscal year) based on achievement of certain performance metrics to be determined by the Board, provided that such incentive award will be no less than $265,625 for fiscal year 2026, and (iii) equity awards consisting of (a) a restricted stock award (“RSAs”) for 1,250,000 shares of the Company’s common stock and (b) a performance-based restricted stock award (“PRSAs”) for a total of 1,250,000 shares of the Company’s common stock (the “Mayer PRSA”). The restrictions as to 100% of the RSAs will lapse and the RSAs will vest on the one-year anniversary of the grant date, subject to Mr. Mayer’s continued service through the applicable vesting date. The Mayer PRSA is eligible to vest based on the Company’s stock price performance over an approximately six-year performance period ending on September 30, 2031. The Mayer PRSA is divided into three tranches. Each tranche is eligible to vest based on the achievement of a stock price goal (each, a “Company Stock Price Target”), measured based on the volume weighted average price of the Company’s common stock (“VWAP”) over a trailing, consecutive 30-day period as follows: (i) 375,000 shares subject to the Mayer PSRA are eligible to vest upon the achievement of a Company Stock Price Target of $2.00 per share on or prior to September 30, 2027; (ii) 375,000 shares subject to the Mayer PSRA are eligible to vest upon the achievement of a Company Stock Price Target of $2.50 per share on or prior to September 30, 2029; and (iii) 500,000 shares subject to the Mayer PSRA are eligible to vest upon the achievement of a Company Stock Price Target of $3.00 per share on or prior to September 30, 2031.

Due to certain limitations on grants in the Company’s Amended and Restated 2016 Equity Incentive Plan (the “2016 Plan”), RSAs with a grant date fair value (as determined in accordance with U.S. generally accepted accounting principles (“US GAAP”)) of $500,000 (but not to exceed 1,250,000 shares) will be granted under the 2016 Plan. The remainder of the RSAs, if any, and the Mayer PRSA will be granted under the Company’s 2026 Equity Incentive Plan (the “2026 Plan”) following the effectiveness of the 2026 Plan.

In addition, for the first three and one-half (3 1⁄2) months of fiscal year 2027, Dedication Capital will receive a target cash incentive of $218,750 based on achievement of performance metrics to be determined by the Board, provided that such bonus shall be no less than $109,375. Further, if the RSAs vest, the Company will provide a cash payment equal to the product of 1,250,000, 40%, and the excess if any of the closing price of a share of the Company’s common stock on the trading day immediately prior to the date of the public announcement of the Agreement over the closing price of a share of the Company’s common stock on the vesting date.

If the Agreement or the services of Dedication Capital or Mr. Mayer as Transformation Board Sponsor is terminated by the Company without Cause (as defined in the Agreement) or by Dedication Capital or Mr. Mayer for Good Reason (as defined in the Agreement) or the Agreement term ends due to Mr. Mayer’s death or disability, then subject to the effectiveness of the Company’s then standard separation agreement and mutual release of claims, Dedication Capital will receive a lump sum equal to the balance of the base consulting fee and the annual incentive payment at the target for fiscal year 2026 and the first three and one-half (3 1⁄2) months of fiscal year 2027, in each case reduced by any amounts already paid by the Company. In addition, the RSAs will fully vest as of the termination date, the Mayer PRSAs will immediately vest as to any Mayer PRSAs that have been earned based on achievement of the applicable performance goal, and any unearned PRSAs will remain outstanding and eligible to vest pursuant to their terms through the applicable cutoff date. In the event that, as of such involuntary termination, either any RSAs or PRSAs have not yet been granted or the 2026 Plan has not been approved by stockholders by January 31, 2026, then the Company will provide a cash amount equal to product of the number of shares relating to the ungranted RSAs or PRSAs, multiplied by, with respect to RSAs, the greater of the trailing, 10 trading day VWAP or 30 trading day VWAP as of the date of such termination or January 31, 2026, respectively, or with respect to PRSAs, the greater of the trailing, 10 trading day VWAP as of the date of such termination or January 31, 2026, respectively, or the Company Stock Price Target applicable to the PRSAs. If the services of Dedication Capital and Mr. Mayer conclude upon completion of the Agreement term, any remaining service requirement under the RSAs and PRSAs will be considered satisfied such that any RSAs and PRSAs will continue vesting under its applicable vesting schedule and any unearned PRSAs will remain eligible to vest based on achievement of the applicable performance goal. In the event of a change in control of the Company (as defined in the 2016 Plan or 2026 Plan, as applicable), any then unvested RSAs, unearned PRSAs for which the performance period is then ongoing, and unvested earned PRSAs will vest in full.

As noted above, Mr. Mayer, a member of the Board, is the chief executive officer of Dedication Capital and will personally provide services to the Company under the Agreement and, as such, the Agreement constitutes a “related party transaction” as defined by Item 404 of Regulation S-K. Accordingly, the independent members of the Board approved the Agreement.

The description of the Agreement contained herein is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 hereto.

Item 2.02 Results of Operations and Financial Condition

On October 20, 2025, the Company issued a press release that contained certain preliminary financial results for the first quarter ended September 30, 2025. A copy of the related press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

The foregoing information (including the exhibit hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 20, 2025, the Company announced that the Board had appointed Stephen La Neve as President and Chief Executive Officer of the Company, effective as of October 20, 2025. Mr. La Neve was also appointed to the Board as a Class III director with his initial term ending at the Company’s 2027 annual meeting of stockholders. Mr. La Neve will succeed Suzanne Winter, the Company’s President and Chief Executive Officer who has resigned from her position as President and Chief Executive Officer, and has resigned as a member of the Board, effective October 19, 2025. Ms. Winter will continue to serve as an advisor through November 30, 2025 to provide an orderly transition.

Mr. La Neve, 66, most recently served as President of the Trauma and Joint Reconstruction business unit of Globus Medical Inc. and, previously, Globus Medical Japan K.K., a provider of musculoskeletal device solutions, from 2019 to 2024. From 2015 to 2019, Mr. La Neve was CEO of Bone Biologics Corporation, a medical device company focused on bone regeneration. He also served as a member of the board of directors of Bone Biologics Corporation until December 2022. Prior to that, Mr. La Neve served as CEO of Life Science Enterprises, Inc., an early-stage biomaterials company spun out from ETEX Corporation, from 2014 to 2015, and CEO of ETEX Corporation, an advanced biomaterials company, from 2014 until Zimmer Holdings, Inc. acquired the business of ETEX Holdings, Inc. late in 2014. Prior to that role, Mr. La Neve was CEO and a member of the board of directors at SkelRegen, LLC, Global President of Becton Dickinson Preanalytical Systems, Global President of Medtronic Spine and Biologics, Inc., as well as President of Medtronic Japan. Early in his career, Mr. La Neve served in various commercial roles for three diagnostics companies: Becton Dickinson, Roche and EM Diagnostic Systems, domestically and internationally. He has served as a board member for several healthcare companies in the medical device and diagnostic segments, currently including Insight Medbotics, a company developing MRI guided robotics for interventional oncology. Mr. La Neve holds a B.S. in Health Planning and Administration from the Pennsylvania State University and an MBA from West Chester University. He is a member of Omicron Delta Epsilon, an international honor society recognizing academic excellence and achievements in economics.

The Company has entered into an employment agreement (the “Employment Agreement”) with Mr. La Neve dated October 20, 2025. Pursuant to the Agreement, Mr. La Neve will be entitled to an annual base salary of $750,000 with a target annual bonus percentage of 100% of his annual base salary, calculated in accordance with the Company’s Bonus Plan, provided that the incentive award for fiscal year 2026 will be at least 50% of his annual base salary earned in fiscal year 2026, calculated in accordance with the Company’s Bonus Plan. In addition, as an inducement material to him entering into employment with the Company, Mr. La Neve will be granted equity awards as follows: (i) a restricted stock unit (“RSU”) grant (the “CEO RSU Award”) for that number of RSUs covering 1,250,000 shares of the Company’s common stock and (ii) performance-based RSUs (“PSUs”) covering a total of 1,250,000 shares of the Company’s common stock (the “CEO PSUs”). One fourth (1/4th) of the RSUs subject to the CEO RSU Award shall vest annually over the four-year period following the date of grant, subject to Mr. La Neve’s continued service through each applicable vesting date.

The CEO PSUs are eligible to vest based on the Company’s stock price performance over an approximately six-year performance period ending on September 30, 2031. The CEO PSUs are divided into three tranches. Each tranche is eligible to vest one year after the achievement of a stock price goal, measured based on the VWAP over a trailing, consecutive 30-day trading period as compared to a starting price (“Starting Price”) equal to the VWAP over the consecutive 30-day trading days prior to October 20, 2025. The stock price goals and number of PSUs eligible to vest per tranche are as follows: (i) PSUs covering 375,000 shares of the Company’s common stock are eligible to vest upon the achievement of a stock price goal on or prior to September 30, 2027 equal to the greater of $2.00 per share or a 25% share price increase relative to the Starting Price; (ii) PSUs covering 375,000 shares of the Company’s common stock are eligible to vest upon the achievement of a stock price goal on or prior to September 30, 2029 equal to the greater of $2.50 per share or a 60% share price increase relative to the Starting Price; and (iii) PSUs covering 500,000 shares of the Company’s common stock are eligible to vest upon the achievement of a stock price goal on or prior to September 30, 2031 equal to the greater of $3.00 per share or a 90% share price increase relative to the Starting Price; provided, however, that no more than one third (1/3) of the aggregate number of PSUs may vest earlier than the first anniversary of the CEO PSUs’ grant date and no more than a total of two thirds (2/3) of the aggregate number of PSUs may vest earlier than the second anniversary of the CEO PSUs’ grant date.

At the Company’s next annual refresh cycle, Mr. La Neve will also receive, subject to approval by the Board, equity awards with a grant date fair value (as determined under U.S GAAP) equal to $2,300,000, comprised of 50% RSUs and 50% PSUs.

Mr. La Neve will relocate to the Company’s headquarters in Madison, Wisconsin and will receive reimbursement for reasonable and customary moving expenses up to a maximum of $150,000, which Mr. La Neve will be required to repay if he resigns within 12 months following the Effective Date pro-rated based upon the number of months remaining in the 12-month period following the termination date.

The CEO Employment Agreement provides for certain payments and benefits upon termination of employment under specified circumstances, including in connection with a change in control of the Company. These payments and benefits are consistent with the terms described for the Company’s employment agreements with its executive officers as described in the Company’s proxy statement for the annual meeting of stockholders to be held on November 13, 2025, filed with the Securities and Exchange Commission on October 1, 2025.

There are no other arrangements or understandings between Mr. La Neve and any other persons pursuant to which Mr. La Neve was appointed as President and CEO. There are no family relationships between Mr. La Neve and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing summary is subject to, and qualified in its entirety by, the full text of the CEO Employment Agreement, which is filed as Exhibit 10.2 hereto.

Suzanne Winter Separation Agreement

In connection with Ms. Winter’s departure, which entitled her to certain payments and benefits under her employment agreement, the Company entered into a separation agreement with Ms. Winter, effective as of October 18, 2025 (the “Separation Agreement”). Under the Separation Agreement, Ms. Winter will receive (i) continued payment of base salary through November 30, 2025, (ii) cash severance of $750,000, which is equal to 12 months of base salary, payable in 12 equal monthly installments following November 30, 2025; (iii) $50,000, representing payment in lieu of the target bonus payable under Ms. Winter’s employment agreement, payable in 12 equal monthly installments following November 30, 2025; (iv) reimbursement of the insurance premiums payable by Ms. Winter to retain group health coverage for her and her eligible dependents under the Consolidated Omnibus Budget Reconciliation Act of 1985 for 14 months; and (v) continued vesting of her outstanding Company equity awards through November 30, 2025, subject to Ms. Winter remaining a service provider under a consulting agreement on the Company’s standard form, pursuant to which she will provide transition services to the Company (the “Consulting Agreement”).

The foregoing descriptions are qualified in its entirety by reference to the Separation Agreement and the Consulting Agreement, which are filed as Exhibits 10.3 and 10.4 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Consulting Agreement by and between Dedication Capital, LLC and Accuray Incorporated, dated as of October 18, 2025

10.2	Employment Agreement by and between Stephen La Neve and Accuray Incorporated, dated as of October 20, 2025

10.3	Separation Agreement and General Release by and between Suzanne Winter and Accuray Incorporated, dated as of October 18, 2025

10.4	Consulting Agreement by and between Suzanne Winter and Accuray Incorporated, dated as of October 20, 2025

99.1	Press Release of Accuray Incorporated, dated as of October 20, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Date: October 19, 2025	By:	/s/ Ali Pervaiz
Ali Pervaiz
Senior Vice President & Chief Financial Officer

Exhibit 10.1

ACCURAY INCORPORATED

Dedication Capital, LLC

10250 Constellation Boulevard

Suite 2600

Los Angeles, CA 90067

Attn: Steven F. Mayer

October 18, 2025

Re:	Consulting and Transformation Board Sponsor for Accuray Incorporated

Dear Mr. Mayer:

We are pleased to confirm that Accuray Incorporated, a Delaware corporation (the “Company”), would like to engage Dedication Capital, LLC (“Dedication Capital”) as a consultant and in that capacity to appoint Dedication Capital’s chief executive officer, Steven F. Mayer (“you” or “Mayer”) as the Company’s Transformation Board Sponsor. This binding letter agreement is intended to provide further information regarding your service as Transformation Board Sponsor, the compensation therefor, and certain other terms and conditions thereof.

1. Appointment and Services. Upon Dedication Capital’s and your acceptance of the terms set forth in this letter agreement (including the Schedules hereto, this “Agreement”), you will be deemed appointed as Transformation Board Sponsor. You will serve in such role during the Term or until the earlier termination of Dedication Capital’s consulting services in accordance with the terms hereof. During the Term, your authority, reporting and services shall be as set forth on Schedule 1 hereto. Nothing herein shall prohibit Dedication Capital or you from continuing to serve on other boards of directors, advise or consult with other entities, and engage in other charitable, educational, and business activities, so long as Dedication Capital and you comply in all material respects with the confidentiality obligations set forth herein and such other activities do not materially interfere with or materially conflict with your services as Transformation Board Sponsor, it being understood and agreed that the position of Transformation Board Sponsor is not intended or expected to occupy your full business time or attention. Without limitation of the generality of the foregoing, the Company expressly agrees that Dedication Capital and you are permitted to perform the permitted outside activities set forth on Schedule 1 hereto.

2. Term, Time, Location and Compensation. Dedication Capital’s consultancy and your services as the Company’s Transformation Board Sponsor will start on October 20, 2025 (the “Start Date”) and end on October 19, 2026 (such date, the “End Date”, and such period, the “Term”). During the Term, your time to be devoted to such role and Dedication Capital’s compensation for its consultancy and your service as Transformation Board Sponsor shall be as set forth on Schedule 2 hereto. Your services as Transformation Board Sponsor shall be performed at the offices of the Company in Madison, Wisconsin, at other Company or Company-related facilities, and remotely (including without limitation from your office in Los Angeles, California), in such proportions and at such times as you conclude in your reasonable judgment is necessary to discharge your and Dedication Capital’s obligations hereunder, subject at all times to governmental, health, and other restrictions on travel.

3. Reimbursement of Expenses. Dedication Capital and you will be reimbursed by the Company for its and your ordinary, reasonable out-of-pocket business expenses incurred in connection with the performance of your or Dedication Capital’s services hereunder, including without limitation for all costs and expenses of travel reasonably related to the performance of your or Dedication Capital’s services herein. Notwithstanding the Company’s generally applicable expense policies (including for travel expenses), you and Dedication Capital shall be entitled to reimbursement for first class (or, if first class is not available, business class) air travel and reasonable luxury ground transportation and hotel accommodations. You shall have the option, at your sole discretion, of electing to fly on private rather than commercial aircraft, in which case you or Dedication Capital shall be responsible for the costs and expenses of doing so but the Company shall reimburse Dedication Capital for the cost of a first class refundable ticket purchased for the same route and date of travel on American, United, or Delta airlines (or comparable airlines in the case of international travel). All such out-of-pocket expenses shall be reimbursed within twenty (20) business days after the Company’s receipt of evidence of payment.

4. Confidentiality.

a. In connection with Dedication Capital’s consultancy and your service as Transformation Board Sponsor, Dedication Capital or you have received, or will receive, confidential and/or proprietary information concerning the Company, its affiliates and its or their business, including information regarding strategies, operations, customers, channel partners, suppliers, and financial information (collectively, the “Confidential Information”). The term “Confidential Information” shall include, without limitation, any records, documents or other materials or correspondence prepared by, accessed by or provided to Dedication Capital or you that contains or reflects any Confidential Information but shall not include any information that (i) is or becomes generally available to the public (other than as a result of disclosure by Dedication Capital or you in breach of this Agreement), (ii) was available to Dedication Capital or you on a non-confidential basis prior to its disclosure by the Company, (iii) is independently developed by Dedication Capital or you without use of Confidential Information or (iv) becomes available to Dedication Capital or you on a non-confidential basis from a person other than the Company or its representatives (or any business combination target or its representatives) who is not, to your knowledge, bound by a duty of confidentiality with respect to such information.

b. Dedication Capital and you agree to (i) use any Confidential Information solely in connection with its and your services to the Company, (ii) keep the Confidential Information confidential, and not disclose any Confidential Information (or portions thereof) to any person without the prior written consent of the Company, except as permitted pursuant to this Section 4 and (iii) not, without the prior written consent of the Company, disclose to any person that any Confidential Information has been or will be provided to Dedication Capital or you. Notwithstanding the foregoing, Dedication Capital and you may disclose Confidential Information or the fact that Confidential Information has been or will be provided to it or you to the extent such disclosure is: (A) in response to any subpoena, legal process (including without limitation any discovery order or proceeding), or order of a court, regulator or any governmental body or political subdivision thereof (and in such circumstances Dedication Capital and you shall, unless prohibited from so doing by subpoena, order or law or practicality, x) give notice to the Company of the receipt of such order, y) provide the Company with (at the Company’s request and expense) concurrent copies of all materials so disclosed, and z) cooperate in all reasonable respects (and at the Company’s expense) with the Company in the Company’s seeking to obtain a protective order either precluding such disclosure or requiring that the Confidential Information so disclosed be maintained as confidential or used only for the purposes for which the order was issued), (B) otherwise required by regulation or law, (C) to the Company or its officers, directors, employees, affiliates, consultants, or advisors (collectively, “Representatives”), (D) necessary or useful in the discharge of Dedication Capital’s or your services hereunder, and (E) to financial, tax, legal, and accounting advisors to Dedication Capital or you to the extent such disclosure is reasonably necessary for such advisors to advise Dedication Capital or you, as the case may be. For purposes of this Agreement, the term “person” shall include any corporation, limited liability company, partnership, association, other company or business, trust, estate, or governmental body, and any individual, including the media and any representatives thereof.

2

c. Dedication Capital, you and the Company agree that money damages would not be a sufficient remedy for any breach of this Section 4 and that the Company shall be entitled to equitable relief, including temporary and/or permanent injunction (without a requirement to post bond if permitted by the court in which such action is brought) and specific performance, from any court of competent jurisdiction in the event of any breach of this Section 4, in addition to all other remedies available at law or in equity.

d. Upon termination of the Term, at the Company’s request, and subject to your ongoing service on the Company’s Board of Directors, you and Dedication Capital shall make available for the Company to obtain during business hours at its sole cost and expense all memoranda, notes, plans, records, reports, computer tapes, printouts and software and other documents and data (and copies thereof) which constitute Confidential Information or Work Product which you or it may then possess or have under your or its control. “Work Product” means all writings, technology, inventions, discoveries, processes, techniques, methods, ideas, concepts, research, proposals, and materials, and all other work product of any nature whatsoever, that are created, prepared, produced, authored, edited, modified, conceived, or reduced to practice in the course of performing the services under this Agreement or other work performed in connection with this Agreement.

e. You and Dedication Capital agree that during the Term and thereafter you and it will not make any false, misleading or disparaging statements about the Company or any of its affiliates or any of their respective products, services, management, employees or customers; provided, however, that the foregoing shall not prohibit you or Dedication Capital from making disparaging statements to the Company or any of its Representatives in the course of, and in furtherance of, providing the services contemplated by this Agreement. The Company agrees that during the Term and thereafter that the Company’s Board of Directors will not, and Company will instruct its officers and members of its Board of Directors not to, make any false, misleading or disparaging statements about Dedication Capital or you or any of your or its Representatives or any of its direct or indirect equity holders or any of your or their respective services. The Company will not authorize any public statement that would otherwise violate the prior sentence if made by the Company’s Board of Directors.

f. You and Dedication Capital are hereby notified in accordance with the Defend Trade Secrets Act that you and Dedication Capital will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (1) is made (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (B) solely for the purpose of reporting or investigating a suspected violation of law; or (2) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. You and Dedication Capital are further notified that if you or Dedication Capital file a lawsuit for retaliation by the Company for reporting a suspected violation of law, you or Dedication Capital may disclose the Company’s trade secrets to your or Dedication Capital’s respective attorney and use the trade secret information in the court proceeding if you or Dedication Capital: (1) files any document containing the trade secret under seal; and (2) does not disclose the trade secret, except pursuant to court order.

5. Nature of Relationship. Dedication Capital will be an independent contractor of the Company. Neither you nor Dedication Capital will be an employee, agent or joint venturer of the Company. Except to the extent expressly provided herein, neither you nor Dedication Capital shall be entitled to any compensation or benefits offered by the Company to its employees, including, without limitation, any medical, dental, life insurance, short-term or long-term disability, 401(k), vacation, retirement, fringe or severance benefits and you expressly disclaim any such compensation and benefits. You and Dedication Capital shall be solely responsible for any tax consequences applicable by reason of this Agreement and the relationship established hereunder, and the Company shall not be responsible for the payment of and shall not withhold from any compensation due hereunder any federal, state or local taxes or contributions imposed under any employment insurance, social security, income tax or other tax law or regulation with respect to your and Dedication Capital’s performance of services hereunder.

3

6. Acknowledgements.

a. In consideration for the mutual promises set forth herein, but subject to the termination and other provisions set forth on Schedule 2 hereto, the Company, you and Dedication Capital hereby acknowledge and agree that:

i. the Company has the right to terminate the Term (with or without cause) in its sole and absolute discretion on the terms and with the effects set forth herein; and

ii. Dedication Capital and you each have the right to terminate the Term (with or without cause) in your and its sole and absolute discretion on the terms and with the effects set forth herein.

b. You and Dedication Capital further acknowledge and agree that the Confidential Information that you or Dedication Capital receive may contain material nonpublic information concerning the Company, and that the United States securities laws prohibit any person who has material nonpublic information from purchasing or selling securities of a company on the basis of such information or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities on the basis of such information.

c. Subject to your compliance at all times with the provisions of this Agreement, including Section 4, the Company hereby acknowledges and agrees that, during the Term, Dedication Capital or you may provide services and advice, including without limitation services and advice of the type contemplated by this Agreement, to others, and that Dedication Capital’s and your present, continuing and future advisory, executive, board, and/or ownership roles, interests, services and obligations (whether legal or fiduciary) with respect to third parties may conflict with Dedication Capital’s and your roles, interests, services and obligations with respect to the Company, so long as they do not materially conflict or interfere with your services as Transformation Board Sponsor.

d. Each party hereto represents and warrants to the other parties hereto that: (i) such party has all requisite power and authority to execute, deliver and perform its respective obligations under this Agreement; (ii) the execution and delivery of this Agreement, the performance of such party’s obligations hereunder and the consummation by such party of the transactions contemplated hereby have been duly authorized by all requisite action in accordance with applicable law, and no other proceeding on the part of such party is necessary; (iii) such party is not a party to any agreement or understanding which would prevent the fulfillment by it or him of the terms of this Agreement, including any employment agreement, non-compete agreement, non-solicit agreement or confidentiality agreement; (iv) this Agreement has been duly executed and delivered by such party, constitutes the legal, valid and binding obligation of such party, and is enforceable against such party in accordance with its terms; and (v) the execution, delivery and performance of this Agreement by such party does not and shall not conflict with, breach, violate or cause a default under any contract, agreement, instrument, by-law, order, judgment or decree to which such party is a party or by which it or she is bound.

7. Taxes. You and Dedication Capital shall be solely responsible for the payment and withholding of all income, employment and other taxes attributable to you or Dedication Capital under this Agreement, and you and Dedication Capital or your or its affiliates shall timely remit all taxes to the Internal Revenue Service and any other required governmental agencies.

4

8. Section 409A. The intent of the parties is that payments and benefits under this Agreement comply with or be exempt from Internal Revenue Code Section 409A and the regulations and guidance promulgated thereunder (collectively “Code Section 409A”) and, accordingly, to the maximum extent permitted, this Agreement shall be interpreted to be in compliance therewith, including to the extent any payments hereunder qualify as separation pay or short-term deferral under Treas. Regs. Section 1.409A- 1(b). With regard to any provision herein that provides for reimbursement of costs and expenses or in-kind benefits, except as permitted by Code Section 409A and notwithstanding any terms to the contrary herein, (i) the right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit, (ii) the amount of expenses eligible for reimbursement, or in-kind benefits, provided during any taxable year shall not affect the expenses eligible for reimbursement, or in-kind benefits, to be provided in any other taxable year, (iii) such payments shall be made on or before the last day of the taxable year following the taxable year in which the expense occurred, and (iv) any such reimbursements or in-kind benefits will not extend beyond 10 years following your lifetime. For purposes of Code Section 409A, Dedication Capital’s right to receive any installment payments pursuant to this Agreement shall be treated as a right to receive a series of separate and distinct payments.

9. Compliance. You and Dedication Capital will comply with all applicable laws, and will comply in all material respects with any generally applicable Company policies and instructions which the Company reasonably informs you from time to time are applicable to Dedication Capital or you. In addition, you will be expected to provide, for example, periodic certifications affirming that you and Dedication Capital have not traded on material non-public information regarding any Company securities.

10. Indemnification. The Company shall indemnify, defend, and hold harmless Dedication Capital, its officers, managers, and direct and indirect equityholders, and you, and its and your respective affiliates, heirs, and successors (together, the “Indemnified Parties”, to the same extent and on the same terms and conditions as provided in the Accuray Incorporation Indemnification Agreement between you and the Company, dated June 6, 2025 (the “Indemnification Agreement”), with respect to all services provided by Dedication Capital or you under this Agreement, and all claims and proceedings related to or arising out of such services or this Agreement, in each case as if each of the Indemnified Parties were a party to such Indemnification Agreement and were the “Indemnitee” named therein with respect to this Agreement and the services provided hereunder. The Indemnification Agreement shall be incorporated herein by reference and considered a part of this Agreement. You shall remain entitled to your rights under the Indemnification Agreement and the Company’s director and officer insurance coverage with respect to services hereunder and separately as a director of the Company’s Board of Directors.

11. Matters Relating to Equity Awards. The Company shall promptly, but in any event prior to the respective times of vesting, register the Initial Restricted Shares (as defined on Schedule 2 hereto) and all shares of common stock issuable with respect to the PSAs (as so defined) on an appropriate registration statement or statements filed with the Securities and Exchange Commission and under all applicable state securities and “blue sky” laws, shall use its reasonable best efforts to keep such registration statements effective at all times after vesting, and shall use its reasonable best efforts to provide that the Initial Restricted Shares and such other shares are otherwise freely tradeable without restriction on the primary exchange or marketplace on which the Company’s shares of common stock are then traded or quoted. For purposes of this Agreement, the term “vest” (and correlatively the term “vesting”) with respect to shares of common stock or PSAs issued or granted to, or held by, a person shall mean that such person shall thereafter own full and unrestricted title to such shares or PSAs, free of any restriction, limitation, lien, or encumbrance (other than those created solely by such person), with full right, power and authority to make investment decisions with respect to such shares or PSAs and to transfer or dispose of such shares or PSAs in such person’s sole discretion.

5

12. Termination. The Term may be terminated by either party hereto with 30 days’ prior written notice to the other party subject to the termination payments and other provisions set forth on Schedule 2 hereto. In the event of termination of the Term, no party shall have any further liabilities or obligations hereunder, except that (i) all liabilities, obligations, rights and remedies arising or accrued prior to such termination shall survive, and (ii) Section 3 through Section 18 and Schedule 2 hereto shall survive any termination hereof. The termination of the Term for any reason (or no reason) will be a termination of this Agreement (subject to the terms that survive), Dedication Capital’s consultancy and your service as Transformation Board Sponsor and for the same reason as the termination of the Term, in all cases with the effects contemplated by Schedule 2 hereto. A termination of the Term and this Agreement will not result in your termination as a member of the Company’s Board of Directors. In the event that you are removed as a member of the Company’s Board of Directors during the Term, such removal shall be deemed a concurrent termination by the Company of the Term of this Agreement (subject to the terms that survive), of Dedication Capital’s consultancy and of your service as Transformation Board Sponsor, in all cases with the effects contemplated by Schedule 2 hereto.

13. Entire Agreement. Subject to this Section 13, this Agreement constitutes the complete and exclusive statement of our understanding with respect to Dedication Capital’s service as a consultant and your service as Transformation Board Sponsor and supersedes any and all other agreements, understandings, representations and acknowledgements, whether oral or written, with respect to the subject matter hereof. This Agreement shall be binding on each of the parties hereto and, in the case of Dedication Capital and the Company, their respective successors and assigns, and may not be amended or otherwise modified except by a written instrument executed by each of the parties hereto. The Company shall not have the right to assign this Agreement. Neither you nor Dedication Capital may assign or transfer this Agreement or any rights or obligations hereunder, whether by operation of law, merger, acquisition, or otherwise; provided, however, that Dedication Capital may assign or transfer this Agreement and any rights (including without limitation rights to compensation) and obligations hereunder to you or to any other person directly or indirectly controlled by you. Notwithstanding anything to the contrary, this Agreement and services hereunder shall not amend or modify or interfere with your services as a member of the Company’s Board of Directors, and all agreements, plans, equity awards, and benefits to which you are a party or entitled as a member of the Company’s Board of Directors shall remain in full force and effect.

14. Counterparts. This Agreement may be executed in counterparts, including by electronic signature or delivery of an executed counterpart in electronic (e.g., PDF) format, each of which shall be deemed an original, and all of which taken together shall constitute one and the same agreement.

15. Governing Law. This Agreement, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, shall be governed by, and enforced in accordance with, the internal laws of the State of Delaware.

16. Jurisdiction of Courts. Any claim or cause of action in any legal proceeding initiated over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby that is expressly permitted by Section 4(c) of this Agreement to be brought in court shall be initiated in any federal or state court located in New York, New York, and the parties further agree that venue for all such matters shall lie exclusively in those courts.

17. Arbitration. Except as set forth in Section 16 above, any dispute, controversy, or claim arising out of or related to this Agreement or any breach or termination of the Term, including but not limited to the services you or Dedication Capital provide to the Company, and any alleged violation of any federal, state, or local statute, regulation, common law, or public policy, whether sounding in contract, tort, or statute, shall be submitted to and decided by binding arbitration. Arbitration shall be administered by the

6

American Arbitration Association and held in Chicago, Illinois before a single arbitrator, in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Any arbitral award determination shall be final and binding upon the parties. Judgment on the arbitrator’s award may be entered in any court of competent jurisdiction. Arbitration shall proceed only on an individual basis. The parties waive all rights to have their disputes heard or decided by a jury or in a court trial and the right to pursue any class or collective claims against each other in court, arbitration, or any other proceeding. Each party shall only submit their own individual claims against the other and will not seek to represent the interests of any other person. The arbitrator shall have no jurisdiction or authority to compel any class or collective claim, or to consolidate different arbitration proceedings with or join any other party to an arbitration involving the parties.

18. Notices. All notices required or permitted by this Agreement to be given to any party shall be in writing and shall be delivered personally, or sent by certified mail, return receipt requested, or by Federal Express or similar overnight service, prepaid recorded delivery, addressed as follows and shall be deemed to have been duly given when so delivered personally or, if mailed or sent by overnight courier, upon delivery; provided that a refusal by a party to accept delivery shall be deemed to constitute receipt:

To the Company:

Accuray Incorporated

1240 Deming Way

Madison, Wisconsin 53717

Attn: Board of Directors c/o Corporate Secretary

To You or Dedication Capital:

10250 Constellation Boulevard

Suite 2600

Los Angeles, CA 90067

Attn: Steven Mayer

E-mail: smayer@dedicationcapitalllc.com

With a copy (necessary to constitute notice) to:

Shiels PLLC

One Penn Plaza

250 West 34th Street

Suite 3406

New York, NY 10119

Attn: Matthew Shiels

E-mail: mshiels@shielspllc.com

[Signature Page Follows]

7

Sincerely,

ACCURAY INCORPORATED

By:	/s/ Joseph E. Whitters
Name:	Joseph E. Whitters
Title:	Chairperson of the Board of Directors

Acknowledged and Accepted: DEDICATION CAPITAL, LLC (“Dedication Capital”)

By:	/s/ Steven F. Mayer
Name:	Steven F. Mayer
Its:	Chief Executive Officer

STEVEN F. MAYER (“you” or “Mayer”)

/s/ Steven F. Mayer
Steven F. Mayer

Dated as of: October 18, 2025

Schedule 1

Services and Permitted Activities

Your services as Transformation Board Sponsor will be as follows:

•	Services.

o

Work with the Company’s Chief Executive Officer (the “CEO”), management team, and advisors, with you being primarily responsible for leading the Company’s planning and execution of its strategic, organizational, cultural, and operational initiatives and transformation, all in consultation with the CEO.

o

Assist in onboarding the CEO and consult with the CEO on other Company matters, such as product and service improvements, product development and R&D, sales and marketing, human resources, compensation and talent issues, internal and external communications, financial and capital markets matters, budgeting, information technology, and the like.

o	You will establish, and determine from time to time the composition and duties of, a Transformation Office, which Office will be led and directed solely by you.

o

You will direct FTI Consulting (or other similar consultants) and will plan and implement initiatives within the scope of the Transformation Office, all with reasonable consultation with the CEO, provided that, in the event of a material disagreement between you and the CEO, the Company’s Board of Directors will make final determinations.

o	In consultation with the CEO, you will from time to time develop internal and external communications concerning the Company’s transformation plan and related matters.

o

Dedication Capital’s consulting services will be to support you as Transformation Board Sponsor in such a manner, and to perform such of your Transformation Board Sponsor services, as you and Dedication Capital, in your sole discretion, deem appropriate.

•	Reporting.

o	You will report only to, and directly to, the Company’s Board of Directors and not to any other individual, entity, or committee.

o

The Company’s Transformation Office, the members thereof (in their capacity as such), and FTI Consulting (or similar consultants), shall report directly to you. Such other members of the management team as you and the CEO reasonably agree shall have dotted line reporting to you.

•	Authority.

o	You will have the authority necessary to direct and control those individuals directly or indirectly reporting to you.

o	You will have the authority to bind the Company to the same extent, and subject to the same limits and authority matrix, as the CEO.

o	You will have the authority necessary to plan and carry out each of the services summarized above.

o	The Company’s Board of Directors shall promptly adopt such resolutions as are necessary to confer the authority set forth herein.

•	Permitted Outside Activities.

o	Serving as a member of the board of directors of Pace Industries, Landmark Structures, and Revolution Space.

o	Co-founder and related activities for two AI-based technology startups.

o	Senior strategic advisor to Red Arts Capital Management and successor or affiliated entities.

o	Chairman of Operations Advisory Council of TCW Private Credit group.

o	Senior advisor to Cerberus Capital Management, LP and its portfolio companies or affiliated entities.

Schedule 2

Time and Compensation

•

Time. During the Term, you will devote the amount of time to perform services as the Company’s Transformation Board Sponsor that you determine to be reasonably necessary to satisfy your obligations hereunder, it being understood that the position of Transformation Board Sponsor is not intended or expected to occupy your full business time or attention, and subject to your entitlement to take reasonable vacations and holidays during the Term.

•	Compensation

o	Base Consulting Fee. $600,000 per year, paid in equal monthly installments no less frequently than monthly.

o

Annual Incentive. For the fiscal year ending June 30, 2026, you will receive a cash incentive award with a target of $531,250 (representing a 125% annual incentive at target for eight and one-half (8 1⁄2) months of such fiscal year), based on achievement of performance metrics determined by the Company’s Board of Directors in consultation with you, and in accordance with the Company’s executive bonus plan; provided, however, that such cash incentive award shall be no less than $265,625 (representing 50% of such target amount). For the fiscal quarter ending September 30, 2026, you will receive a mid-year cash incentive award with a target of $218,750 (representing a 125% annual incentive at target for three and one-half (3 1⁄2) months of the fiscal year ending June 30, 2027), based on achievement of performance metrics determined by the Company’s Board of Directors in consultation with you, and in accordance with the Company’s executive bonus plan, modified to be applicable to such fiscal quarter; provided, however, that such cash incentive award shall be no less than $109,375 (representing 50% of such target amount). The annual cash incentive award paid hereunder shall be paid during the 2026 calendar year when otherwise paid to the Company’s executives under the executive bonus plan but no later than September 30, 2026, for the payment in respect of the fiscal year ending June 30, 2026, and shall be paid during the 2026 calendar year no later than November 15, 2026, for the payment in respect of the fiscal quarter ending September 30, 2026. For purposes of determining performance for the annual cash incentive award, EBITDA shall be calculated consistently with the Company’s financing agreement with TCW.

o	Benefits. You will be entitled to the following benefits:

◾	During the Term:

◾	Office in Madison, WI headquarters appropriate in size, location, and furnishings for a senior executive officer of the Company.

◾	Shared secretarial assistance.

◾	Company laptop computer and IT department assistance in onboarding computer and other electronic devices.

◾	Corporate credit card.

◾	Reimbursement of up to $50,000 legal expenses in connection with preparation and negotiation of this Agreement and equity arrangements.

o

Equity Award. As soon as practicable following execution and delivery of this Agreement and after accounting for the number of shares reserved under the Company’s equity incentive plan, but in no event later than 30 days following execution and delivery of this Agreement with respect to the tranche of the Initial Restricted Shares (as defined below) to be granted under the 2016 Plan (as defined below), or within 30 days following approval by the Company’s stockholders of the Company’s 2026 Equity Incentive Plan (the “2026 Plan”) with respect to the tranche of the Initial Restricted Shares to be granted under the 2026 Plan and PSAs, you shall be granted and issued the following on the terms set forth below:

◾

Restricted stock awards covering an aggregate of 1,250,000 shares of common stock of the Company (the “Initial Restricted Shares”), in two tranches: (1) such number of shares as have a $500,000 grant date fair value (determined in accordance with U.S. Generally Accepted Accounting Principles, with any resulting fractional share rounded down to the nearest whole share, and not to exceed 1,250,000 shares), under the Company’s Amended and Restated 2016 Equity Incentive Plan (the “2016 Plan”); and (2) such additional number of shares as, when added to the first tranche, total 1,250,000 shares, under the 2026 Plan following the 2026 Plan’s effectiveness (such second tranche, together with the PSAs as defined below, the “2026 Awards”). Each Initial Restricted Share award will be subject to the terms and conditions of the equity plan of the Company under which it is granted (the “Applicable Plan”), and the Company’s form of restricted stock award agreement for use under the Applicable Plan. The first tranche of the Initial Restricted Shares, as described in the foregoing (1), will cliff vest on the one-year anniversary of its grant date and the second tranche of the Initial Restricted Shares, as described in the foregoing (2), will cliff vest on the one-year anniversary of its grant date, in each case, subject to your continued service to the Company hereunder through the vesting date and to the termination provisions below.

◾

An additional restricted stock award of 1,250,000 shares of Company common stock (“PSAs”) under the 2026 Plan following the 2026 Plan’s effectiveness and subject to the terms and conditions of such 2026 Plan and the Company’s form of restricted stock award agreement thereunder, which will vest as follows, but in each case no earlier than the one-year anniversary of the grant date, subject to your continued service to the Company hereunder through the vesting date and to the termination provisions below:

◾	375,000 PSAs will vest if and when the 30 day VWAP of the Company’s common stock equals or exceeds $2.00 per share, at any time after the date hereof and on or before September 30, 2027;

◾	375,000 PSAs will vest if and when the 30 day VWAP of the Company’s common stock equals or exceeds $2.50 per share, at any time after the date hereof and on or before September 30, 2029; and

◾

500,000 PSAs will vest if and when the 30 day VWAP of the Company’s common stock equals or exceeds $3.00 per share, at any time after the date hereof and on or before September 30, 2031 (each such dollar amount threshold in these first three sub-bullets, a “VWAP vesting price,” and each such deadline date in these first three sub-bullets, a “cutoff date”).

◾

For purposes hereof, the “30 day VWAP” will refer to the volume weighted-average price of the Company’s common stock (“VWAP”) over the consecutive, trailing 30 trading days through and inclusive of the applicable date of determination. Further for purposes hereof, the trading price of the Company’s common stock will be determined based on reporting by NASDAQ or, if it is no longer listed or quoted on NASDAQ, based on reporting by the exchange or market on which such stock is most commonly traded; provided, however, that if the Company’s common stock ceases to be listed or quoted on any exchange or market, then the vesting conditions for any unvested tranche of the PSAs for which the cutoff date occurs after the effective date of such delisting shall be deemed to have been timely reached.

◾	PSAs shall be in customary form and with customary terms, but revised as appropriate to reflect the terms set forth herein.

◾	The Company shall use commercially reasonable efforts to obtain stockholder approval of the 2026 Plan at the Company’s 2025 Annual Meeting of Stockholders.

◾

The restricted stock award agreement for any Initial Restricted Shares granted under the 2016 Plan will be subject to the terms substantially consistent with the form attached to this Agreement as Exhibit A and the restricted stock award agreement for any Initial Restricted Shares and PSAs granted under the 2026 Plan will be subject to the terms substantially consistent with the form attached to this Agreement as Exhibit B, in each case revised as appropriate to reflect the terms set forth herein, provided that:

◾

You will not be subject to any restrictive covenants, including without limitation any non-competition, non-solicitation, and non-disparagement obligations, specified in such award agreements or the Applicable Plans;

◾

Consistent with Sections 5 and 7 of the Agreement, any of the terms relating to the Company’s tax withholding obligations set forth in the award agreements will not apply to, and the Company will not apply any tax withholdings with respect to, the Initial Restricted Shares or PSAs;

◾

In the event of any dividends or other distributions (“Dividends”) paid with respect to shares of the Company’s common stock (“Shares”), you will receive such Dividends on the Initial Restricted Shares or PSAs at the same time or times as other holders of Shares receive Dividends on the Shares; provided that (x) any Dividends paid in the form of Shares on unvested Initial Restricted Shares granted under the 2016 Plan will be subject to the same vesting and forfeiture provisions as apply to such unvested Initial Restricted Shares; and (y) any Dividends on unvested Initial Restricted Shares granted under the 2026 Plan and unvested PSAs granted under the 2026 Plan will be subject to the same vesting and forfeiture provisions as apply to such unvested Initial Restricted Shares or unvested PSAs, as applicable; and

◾	For purposes of vesting, any references to service requirements (or similar concepts) under such award agreements will be construed to mean the services provided pursuant to this Agreement.

◾

Upon a Change in Control (as defined in the Applicable Plan), all then outstanding and unvested equity awards (including both the Initial Restricted Shares and all PSAs which previously have achieved the applicable VWAP vesting price or for which the cutoff date occurs after the effective date of such Change in Control) shall immediately vest in full.

◾

Upon the vesting of the Initial Restricted Shares, if the trading price of the Company’s common stock as of the close on the vesting date exceeds the trading price of the Company’s common stock as of the close on the trading day immediately prior to the public announcement of the matters set forth in this Agreement (such per-share amount in excess, the “excess amount”), then the Company shall make a one-time cash payment to Dedication Capital equal to the product of such excess amount multiplied by 1,250,000 shares multiplied by 40%. Such cash payment shall be made no later than 30 calendar days following such vesting date. For clarity, if vesting of the Initial Restricted Shares occurs on more than one vesting date, then the calculation for the foregoing cash payment under this paragraph for each such vesting date will be the excess amount calculated using that vesting date and the number of shares used to calculate the cash payment for that vesting date will be the number of shares that vest on such vesting date.

o	Termination.

◾

If during the Term, (a) this Agreement or the Term, or the consultancy of Dedication Capital or your services or role as the Transformation Board Sponsor, is terminated by the Company without Cause, (b) this Agreement or the Term, or the consultancy of Dedication Capital or your services or role as the Transformation Board Sponsor, is terminated by Dedication Capital or you for Good Reason, or (c) the Term ends due to your death or Disability (as defined in the Applicable Plan), then subject to the Company, Dedication Capital and you entering into the Company’s then standard separation agreement and mutual release of claims of the other which must become effective and irrevocable no later than sixty (60) days following the date of such termination, and which separation agreement and release shall not be inconsistent with the terms and conditions of this Agreement, Dedication Capital will be entitled to, and the Company will provide for:

◾

A lump sum cash payment within 30 days following such termination equal to the base consulting fee of $600,000 (reduced by the amount of the base consulting fee paid through the termination date), plus the annual incentive payment at the target for fiscal year 2026 and the first quarter of fiscal year 2027 (reduced by any prior annual incentive award payment) (provided that any base consulting fee otherwise scheduled to be paid during 2026, and any such incentive payments, will be made no earlier than the first business day in January 2026); and

◾

Your Initial Restricted Shares shall fully vest as of the date of such termination and all of your then unvested PSAs for which the performance goals previously have been deemed met shall fully vest as of the date of such termination, and all of your then unvested PSAs for which the performance goals have not yet been deemed met and the applicable cutoff date occurs after the date of such termination shall remain outstanding and eligible to vest based on performance targets through the applicable cutoff date,

◾

If any Initial Restricted Shares or PSAs (or any portion thereof) have not yet been granted to you as of the date of such termination (the “Ungranted RSAs” and “Ungranted PSAs”, respectively), then the Company will grant you the Ungranted RSAs and Ungranted PSAs to the extent the Company is able to grant such equity awards to you under the 2016 Plan or 2026 Plan, as applicable, provided that if granting such equity awards to you under the 2026 Plan is not permitted by applicable law or the terms of such Plan, then in lieu of such Ungranted RSAs and Ungranted PSAs, the Company shall provide a cash amount determined as follows (the “Cash Award”): (a) for any Ungranted RSAs, an amount equal to the product of (i) the number of shares of Company common stock that otherwise would underlie the Ungranted RSAs, multiplied by (ii) the greater of (x) the VWAP over the consecutive, trailing 30 trading days through and inclusive of the date of such termination, or (y) the VWAP over the consecutive, trailing 10 trading days through and inclusive of the date of such termination; and (b) for any Ungranted PSAs, an amount equal to the product of (i) the number of shares of Company common stock that otherwise would underlie the Ungranted PSAs, multiplied by (ii) the greater of (x) the VWAP over the consecutive, trailing 30 trading days through and inclusive of the date of such termination, or (y) the applicable VWAP vesting price to which such shares would have been subject under the PSAs. The Cash Award will be paid within 30 days following the date of such termination, but no earlier than the first business day in January 2026.

◾

If the Term ends on the End Date due to the completion of your and Dedication Capital’s services in accordance with the terms of this Agreement (and not due to the circumstances described in the above or below bullets in this Termination section), then as of the End Date, the continued service requirement will be considered met for the vesting of any of your then unvested Initial Restricted Shares and PSAs, any such Initial Restricted Shares and PSAs for which the performance goals previously have been deemed satisfied will continue vesting in accordance with its applicable vesting schedule, and any such PSAs for which the performance goals have not yet been satisfied will remain outstanding and eligible to vest based on performance targets through their applicable cutoff date.

◾

If, prior to the End Date, (a) this Agreement or the Term, or the consultancy of Dedication Capital or your services or role as the Transformation Board Sponsor, is terminated by the Company for Cause, or (b) this Agreement or the Term, or the consultancy of Dedication Capital or your services or role as the Transformation Board Sponsor, is terminated by Dedication Capital or you without Good Reason, then (i) Dedication Capital and you will not be entitled to payment of any consulting fee for any period following the date of such termination; and (ii) any then unvested portion of your Initial Restricted Shares and your PSAs (or any cash award in lieu of PSAs) that have not vested through the date of such termination will be forfeited immediately.

•

2026 Plan Effectiveness. During the Term, if the 2026 Plan has not been approved by stockholders by January 31, 2026 (the “Grant Deadline Date”), then within 30 days following the Grant Deadline Date, the Company will pay you a cash amount calculated as follows: (a) for any Initial Restricted Shares that remain ungranted through the Grant Deadline Date, the number of shares that would be subject to such ungranted Initial Restricted Shares, multiplied by the greater of (x) the VWAP over the consecutive, trailing 30 trading days through and inclusive of the Grant Deadline Date, or (y) the VWAP over the consecutive, trailing 10 trading days through and inclusive of the Grant Deadline Date; and (b) for any PSAs that remain ungranted through the Grant Deadline Date, the number of shares that would be subject to such ungranted PSAs, multiplied by the greater of (x) the VWAP over the consecutive, trailing 10 trading days through and inclusive of the Grant Deadline Date, and (y) VWAP vesting price corresponding to the applicable PSAs (the “2026 Cash Payment”).

•

Non-Duplication of Benefits. Notwithstanding any provisions to the contrary in this Agreement, to avoid duplication of benefits, if you receive the 2026 Cash Payment in full, you will no longer be entitled also to receive the Initial Restricted Shares and PSAs that remain ungranted through the Grant Deadline Date. Further and notwithstanding any provisions to the contrary in this Agreement, to avoid duplication of benefits, if you receive the 2026 Cash Payment in full, then even if you otherwise would become entitled to the Cash Award (in connection with the qualifying termination described further above), you nonetheless will receive only the 2026 Cash Payment and not the Cash Award.

•	Definitions. The following defined terms apply for purposes of this Agreement (including this Schedule 2).

o

For purposes of this Agreement, a termination by the Company shall be deemed to have been for “Cause” only if the Company sustains the burden of demonstrating that the primary factor in such termination was (a) your or Dedication Capital’s conviction of, or plea of guilty to, a felony involving a crime of fraud, corruption, violence, or moral turpitude; (b) repeated intentional acts of dishonesty by you or Dedication Capital having a material adverse financial effect on the Company or causing substantial damage to the reputation of the Company; or (c) your or Dedication Capital’s material breach of this Agreement, which breach has a material adverse effect on the Company’s financial condition, cash flow, or results of operations, and which breach remains uncured for a period of 30 consecutive days after the Company gives written notice thereof to Dedication Capital and you.

o

For purposes of this Agreement, a termination by you or Dedication Capital shall be deemed to have been for “Good Reason” only if you or Dedication Capital sustain the burden of demonstrating that one or more of the following has taken place: (a) the Company has failed duly and timely to provide any aspect of Dedication Capital’s compensation (including without limitation the amount, timing, or terms of cash or equity awards), expense reimbursement, or benefits on the terms set forth herein, or has taken any action to eliminate, reduce, withhold, withdraw, delay, adversely change the terms of, or recover any aspect or element of such compensation, expense reimbursement, or benefits theretofore provided; or (b) the Company shall have materially breached this Agreement in any other way, which breach has a material adverse effect on Dedication Capital or you or Dedication Capital’s or your compensation (including without limitation the amount, timing, or terms of cash or equity awards), benefits, activities and duties, expense reimbursement, rights to indemnification, authority, reporting, or reputation, and in either case of (a) or (b), Dedication Capital or you provide notice to the Company within ninety (90) days following the initial existence of such acts or omissions that would constitute Good Reason, and such breach remains uncured for a period of 30 consecutive days after Dedication Capital or you gives such written notice to the Company (the “Cure Period”).

◾

During the Term, the failure of (i) the Company to grant you the 2026 Awards within 30 days following the date the Company’s stockholders approve the 2026 Plan and/or (ii) the Company to grant the first tranche of the Initial Restricted Shares (i.e., the tranche to be granted under the 2016 Plan) within 30 days following execution and delivery of this Agreement, each will constitute a material breach under (b) of the Good Reason definition above; and if the Company is able to grant such equity awards to you under the Applicable Plan as provided in this Agreement, the Company shall do so during the Cure Period. For clarity, if you already have become entitled to the 2026 Cash Payment, then such 2026 Cash Payment will be deemed to have satisfied the obligation to grant you the 2026 Awards and will no longer constitute or contribute to any Good Reason trigger.

•

For clarity and notwithstanding any provisions to the contrary in the Agreement, the vesting and other terms relating to equity awards as set forth in this Agreement will not apply to any equity awards you may receive for your services as a non-employee member of the Company’s board of directors (“Outside Director”). Any such equity awards granted to you for your services as an Outside Director will be subject to such terms and conditions as specified in the Company’s equity plan under which the award is granted and applicable award agreement thereunder.

EXHIBIT A

Form of Restricted Stock Award Agreement Under the 2016 Plan

ACCURAY INCORPORATED

AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

NOTICE OF RESTRICTED STOCK GRANT

Participant must notify the Company by the fifteenth (15th) day of the month following the Date of Grant if he or she wishes to reject this Award. Otherwise, Participant will be deemed to have accepted the Award on the terms and conditions on which it is offered.

Unless otherwise defined herein, each capitalized term used in this Restricted Stock Award Agreement which includes the Notice of Restricted Stock Grant (the “Notice of Grant”), the Terms and Conditions of Restricted Stock Grant, attached hereto as Exhibit A, and all other exhibits, appendices, and addenda attached hereto (this “Award Agreement”), will have the meaning given such term in the Accuray Incorporated (the “Company”) Amended and Restated 2016 Equity Incentive Plan (the “Plan”).

Participant Name:	[Name]
Address:	[Address]

The undersigned Participant has been granted the right to receive an Award of Shares of Restricted Stock, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Total Number of Shares of Restricted Stock:

Vesting Schedule:

Subject to Section 2 of Exhibit A and any acceleration provisions contained in the Plan, this Award Agreement, or any other written agreement authorized by the Administrator between Participant and the Company (or any Parent, Subsidiary or Affiliate of the Company, as applicable) governing the terms of this Award, the Shares of Restricted Stock will be scheduled to vest and the Company’s right to reacquire the Shares of Restricted Stock will be scheduled to lapse according to the following vesting schedule:

[Insert Vesting Schedule]/[Standard Vesting Schedule: One-fourth (1/4th) of the Total Number of Shares of Restricted Stock (as set forth above) subject to this Award Agreement will be scheduled to vest on each of the one (1), two (2), three (3), and four (4) year anniversaries of the Vesting Commencement Date, in each case subject to Participant continuing to be a Service Provider through the applicable vesting date.]

If Participant does not wish to receive this Award and/or does not consent and agree to the terms and conditions on which the Award is offered, as set forth in the Plan and this Award Agreement, then Participant must reject the Award by notifying the Company at Accuray Incorporated, Attention: Stock Administration, 1240 Deming Way, Madison, WI 53717 no later than the fifteenth (15th) day of the month following the Date of Grant, in which case the Award will be cancelled. Participant’s failure to notify the Company of his or her rejection of the Award within this specified period will constitute Participant’s acceptance of the Award and his or her agreement with all terms and conditions of the Award, as set forth in the Plan and this Award Agreement.

Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and this Award Agreement. By accepting this Award, Participant hereby (i) agrees that this Award of Shares of Restricted Stock is granted under and governed by the terms and conditions of the Plan and this Award Agreement, including for clarity the Terms and Conditions of Restricted Stock Grant, attached hereto as Exhibit A, and all other exhibits, appendices and addenda attached hereto, all of which are made a part of this document, (ii) accepts this Award Agreement subject to all of the terms and provisions thereof, (iii) accepts as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan or this Award Agreement, and (iv) agrees to notify the Company upon any change in Participant’s residence address indicated below and to provide a valid email address if Participant no longer has a Company email address.

PARTICIPANT	ACCURAY INCORPORATED

Signature	Signature

Print Name	Print Name

Title

Residence Address:

EXHIBIT A

ACCURAY INCORPORATED

AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

TERMS AND CONDITIONS OF RESTRICTED STOCK GRANT

1. Grant of Shares of Restricted Stock. The Company hereby grants to the individual (“Participant”) named in the Notice of Restricted Stock Grant of this Award Agreement (the “Notice of Grant”) under the Plan an Award of Shares of Restricted Stock, and subject to the terms and conditions of this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 20 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan will prevail.

2. Vesting Schedule. Except as provided in Section 3 and subject to Sections 4 and 6, the Shares of Restricted Stock awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any Parent, Subsidiary or Affiliate of the Company, as applicable, governing the terms of this Award, Shares of Restricted Stock scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

3. Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Shares of Restricted Stock subject to this Award Agreement at any time, subject to the terms of the Plan. If so accelerated, such Shares of Restricted Stock will be considered as having vested as of the date specified by the Administrator.

4. Forfeiture Upon Termination of Status as a Service Provider. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any of its Subsidiaries or Parents, as applicable, governing the terms of this Award, if Participant ceases to be a Service Provider for any reason, the then-unvested Shares of Restricted Stock will thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company upon the date of such cessation and Participant will have no further rights thereto. Participant will not be entitled to a refund of the price paid for the Shares of Restricted Stock, if any, returned to the Company pursuant to this Section 4. Participant hereby appoints the Escrow Agent (as defined below) with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares to the Company upon such termination of service.

5. Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement, if Participant is then deceased, will be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of such transferee’s status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

6. Tax Obligations

(a) Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer or any Parent, Subsidiary or Affiliate of the Company to which Participant is providing services (together, the “Service Recipient(s)”), the ultimate liability for any tax and social insurance liability obligations and requirements in connection with the Shares of Restricted Stock, including, without limitation, (i) all federal, national, state, non-U.S. and local taxes (including Participant’s U.S. Federal Insurance Contributions Act (FICA) obligations and social liability insurance obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or release from escrow of the Shares of Restricted Stock, the filing of an 83(b) election with respect to the Shares of Restricted Stock, or the sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Shares of Restricted Stock (or release from escrow thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), are and remain Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Shares of Restricted Stock, including, but not limited to, the grant, vesting or release from escrow of the Shares of Restricted Stock, the filing of an 83(b) Election (as defined below) with respect to the Shares of Restricted Stock, the subsequent sale of Shares acquired pursuant to this Award Agreement and the receipt of any dividends or other distributions, or (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Shares of Restricted Stock to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction, Participant acknowledges that the applicable Service Recipient(s) (or former Service Recipient(s), as applicable) may be required to withhold or account for Withholding Obligations (as defined below) in more than one jurisdiction. Participant understands that Section 83 of the Code taxes as ordinary income the difference between the purchase price, if any, for the Shares and the fair market value of the Shares as of each vesting date. If Participant is a U.S. taxpayer, Participant understands that Participant may elect, for purposes of U.S. tax law, to be taxed at the time the Shares are granted rather than when such Shares vest by filing an election under Section 83(b) of the Code (the “83(b) Election”) with the IRS within thirty (30) days from the date of grant of the Restricted Stock Award. THE FORM FOR MAKING THIS 83(b) ELECTION IS ATTACHED TO THIS AGREEMENT AS EXHIBIT B AND PARTICIPANT (AND NOT THE COMPANY OR ANY OF ITS RESPECTIVE AGENTS) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING SUCH FORM, EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS RESPECTIVE AGENTS TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.

(b) Tax Withholding. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares of Restricted Stock may be released from the escrow established pursuant to Section 13, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of all Tax Obligations required to be withheld (the “Withholding Obligations”). When Shares of Restricted Stock are vested, Participant generally will recognize immediate U.S. taxable income (except in the case an 83(b) Election was timely filed) if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant will be subject to applicable taxes in his or her jurisdiction. Pursuant to such procedures as the Administrator may specify from time to time, the applicable Service Recipient(s) (or former Service Recipient(s)) will withhold the amount required to be withheld for the payment of Withholding Obligations which to the extent permitted under the Plan, may, in the discretion of the Administrator, be in excess of the minimum statutory required amount to be withheld, upon each date with respect to which the Administrator determines Withholding Obligations are due, including but not limited to, at grant, filing of a Section 83(b) Election, vesting, release from escrow or any other date with respect to which Withholding Obligations arise. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require Participant to satisfy such Withholding Obligations, in whole or in part (without limitation), if permissible by Applicable Laws, by one or a combination of the following: (i) paying cash, (ii) having the Company withhold Shares otherwise releasable to Participant having a fair market value equal to the minimum amount necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect or the Company may require if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Net Share Withholding”), (iii) withholding the amount of such Withholding Obligations from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s), (iv) delivering to the Company Shares that Participant owns and that already have vested with a fair market value equal to the Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences), (v) selling a sufficient number of such Shares otherwise releasable to Participant, through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount that is necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Sell to Cover”), or (vi) such other means as the Administrator deems appropriate. If the Withholding Obligations are satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued, and had released from escrow, the full number of vested Shares subject to this Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Withholding Obligations. To the extent determined appropriate by the Administrator in its discretion, the Administrator will have the right (but not the obligation) to satisfy any Withholding Obligations by Net Share Withholding. If Net Share Withholding is the method by which such Withholding Obligations are satisfied, the Company will not withhold on a fractional Share basis to satisfy any portion of the Withholding Obligations and, unless the Company determines otherwise, no refund will be made to Participant for the value of the portion of a Share, if any, withheld in excess of the Withholding Obligations. If a Sell to Cover is the method by which Withholding Obligations are satisfied, Participant agrees that as part of the Sell to Cover, additional Shares may be sold to satisfy any associated broker or other fees. Only whole Shares will be sold pursuant to a Sell to Cover. Any proceeds from the sale of Shares pursuant to a Sell to Cover that are in excess of the Withholding

Obligations and any associated broker or other fees will be paid to Participant in accordance with procedures the Company may specify from time to time. Until and unless determined otherwise by the Administrator, Sell to Cover will be the method by which such Withholding Obligations are satisfied (and for clarity, other than for any Withholding Obligations owed with respect to the filing of an 83(b) Election). For purposes of clarity and without limitation, by accepting this Award, Participant expressly consents to such Sell to Cover as the method by which Withholding Obligations are satisfied and agrees and acknowledges that Participant may not satisfy them by any means other than such Sell to Cover (and for clarity, provided that a Sell to Cover shall not apply for any Withholding Obligations owed with respect to the filing of an 83(b) Election), unless required to do so by the Administrator or pursuant to the Administrator’s express consent.

(c) Tax Consequences. Participant has reviewed with Participant’s own tax advisers the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisers and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

(d) Company’s Obligation to Release Shares. For clarification purposes, in no event will the Company release Shares from the escrow established pursuant to Section 13 unless and until arrangements satisfactory to the Administrator have been made for the payment of Participant’s Withholding Obligations. If Participant fails to make satisfactory arrangements for the payment of such Withholding Obligations hereunder at the time any applicable Shares of Restricted Stock otherwise are scheduled to vest pursuant to Sections 2 or 3, at the time Participant files a timely 83(b) Election with the IRS, or Participant’s Withholding Obligations otherwise become due, Participant permanently will forfeit such Shares of Restricted Stock to which Participant’s Withholding Obligation relates and any right to receive Shares thereunder and such Shares of Restricted Stock will be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may permanently refuse to issue or deliver the Shares if such Withholding Obligations are not delivered at the time they are due.

7. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account) or the Escrow Agent. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares. Except as provided in Section 13(f), after such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

8. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE SHARES OF RESTRICTED STOCK PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAWS IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.

9. Grant is Not Transferable. Except for the escrow described in Section 13 or transfer of the Shares to the Company or its assignees contemplated by this Award Agreement, and except to the limited extent provided in Section 5, the unvested Shares subject to this Award Agreement and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process until such Shares shall have vested in accordance with the provisions of this Award Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the unvested Shares subject to this Award Agreement, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, the then-unvested Shares of Restricted Stock will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereto.

10. Nature of Grant. In accepting this Award of Restricted Stock, Participant acknowledges, understands and agrees that:

(a) the grant of the Shares of Restricted Stock is voluntary and occasional and does not create any contractual or other right to receive future grants of Shares of Restricted Stock, or benefits in lieu of Shares of Restricted Stock, even if Shares of Restricted Stock have been granted in the past;

(b) all decisions with respect to future grants of Restricted Stock or other grants, if any, will be at the sole discretion of the Administrator;

(c) Participant is voluntarily participating in the Plan;

(d) the Shares of Restricted Stock are not intended to replace any pension rights or compensation;

(e) the Shares of Restricted Stock, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(f) the future value of the underlying Shares or Restricted Stock is unknown, indeterminable, and cannot be predicted with certainty;

(g) for purposes of the Shares of Restricted Stock, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent, Subsidiary or Affiliate of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, Participant’s right to vest in the Shares of Restricted Stock under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of this Restricted Stock Award (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law); and

(h) unless otherwise provided in the Plan or by the Administrator in its discretion, the Shares of Restricted Stock and the benefits evidenced by this Award Agreement do not create any entitlement to have the Shares of Restricted Stock or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares.

11. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisers regarding his or her participation in the Plan before taking any action related to the Plan.

12. [intentionally left blank.]

13. Escrow of Shares.

(a) All Shares of Restricted Stock will, upon execution of this Award Agreement, be delivered and deposited with an escrow holder designated by the Company (the “Escrow Holder”). The Shares of Restricted Stock will be held by the Escrow Holder until such time as the Shares of Restricted Stock vest or the date Participant ceases to be a Service Provider.

(b) The Escrow Holder will not be liable for any act it may do or omit to do with respect to holding the Shares of Restricted Stock in escrow and while acting in good faith and in the exercise of its judgment.

(c) Upon Participant’s termination as a Service Provider for any reason, the Escrow Holder, upon receipt of written notice of such termination, will take all steps necessary to accomplish the transfer of the unvested Shares of Restricted Stock to the Company. Participant hereby appoints the Escrow Holder with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares of Restricted Stock to the Company upon such termination.

(d) The Escrow Holder will take all steps necessary to accomplish the transfer of Shares of Restricted Stock to Participant after they vest following Participant’s request that the Escrow Holder do so.

(e) Subject to the terms hereof, Participant shall have all the rights of a stockholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon.

(f) In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, the Shares of Restricted Stock will be increased, reduced or otherwise changed, and by virtue of any such change Participant in his or her capacity as owner of unvested Shares of Restricted Stock will be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. If Participant receives rights or warrants with respect to any unvested Shares of Restricted Stock, such rights or warrants may be held or exercised by Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.

(g) The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Shares of Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Award Agreement.

14. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Accuray Incorporated, Attention: Stock Administration, 1240 Deming Way, Madison, WI 53717, or at such other address as the Company may hereafter designate in writing.

15. Insider Trading Restrictions/Market Abuse Laws. In addition to all other restrictions set forth in the Plan or this Award Agreement, Participant is hereby notified that Participant may be subject to insider trading restrictions or market abuse laws, which may affect Participant’s ability to acquire or sell Shares or rights to Shares under the Plan during such time as Participant is considered to have “inside information” regarding the Company (as defined by Applicable Laws). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participants acknowledges and agrees that it is Participant’s responsibility to comply with any applicable restrictions and Participant is advised to speak to Participant’s personal advisor on this matter.

16. Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.

17. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code and related regulations or under the rulings or regulations of the U.S. Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the U.S. Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or Participant’s estate) or the Escrow Holder hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Subject to the terms of this Award Agreement and the Plan, the Company will not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the Date of Grant of the Shares of Restricted Stock as the Administrator may establish from time to time for reasons of administrative convenience.

18. [intentionally left blank]

19. Interpretation. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares of Restricted Stock have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement. Unless the context requires otherwise and subject to the foregoing interpretation rights and powers of the Administrator in this Section 19, the term “or” as used in this Award Agreement is not exclusive.

20. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Shares of Restricted Stock awarded under the Plan or future Shares of Restricted Stock that may be awarded under the Plan (including, without limitation, prospectuses required by the U.S. Securities and Exchange Commission) by electronic means or require Participant to participate in the Plan by electronic means (including, without limitation, all other documents that the Company is required to deliver to its security holders, such as annual reports and proxy statements). Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company. Participant agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a web site, it will notify Participant by electronic means.

21. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

22. Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that Participant has received an Award of Restricted Stock under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Administrator at any time.

23. Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock grant shall be subject to any global terms and conditions set forth in an appendix (if any) to this Award Agreement as well as any terms and conditions for any country whose laws are applicable to Participant and the Award of Shares of Restricted Stock (as determined by the Administrator in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this Award Agreement.

24. Entire Agreement; Modifications. The Plan is incorporated herein by reference. The Plan and this Award Agreement (including for clarity the exhibits, appendices, and addenda attached to the Notice of Grant) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. Participant expressly warrants that Participant is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement can be made only by approval of the Administrator memorialized in an express written instrument executed by a duly authorized signatory of the Company. Except as provided in this paragraph, no amendment to this Award Agreement may materially impair the rights of Participant unless mutually agreed between Participant and the Administrator, which agreement must be in writing signed by Participant and a duly authorized signatory of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with the Award of Shares of Restricted Stock.

25. No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

26. Governing Law; Severability. This Award Agreement and the Shares of Restricted Stock are governed by, and construed in accordance with, the internal substantive laws, but not the choice of law rules, of the State of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.

27. Binding Terms. The terms, conditions, obligations, and requirements of this Award Agreement will apply as a condition of receiving and holding the Award without the need for any manual or other execution of this Award Agreement by Participant or the Company. Notwithstanding the foregoing, however, as a condition to holding the Award or the vesting or release of Shares subject to the Award, upon the Company’s request at any time, the Company may require Participant to manually or electronically sign this Award Agreement, if Participant has not already done so.

* * *

APPENDIX A

ACCURAY INCORPORATED

AMENDED AND RESTATED 2016 EQUITY INCENTIVE PLAN

COUNTRY ADDENDUM TO RESTRICTED STOCK AWARD AGREEMENT

Unless otherwise defined herein, capitalized terms used in this Country Addendum will be ascribed the same defined meanings as set forth in this Award Agreement of which this Country Addendum forms a part (or the Plan or other written agreement as specified in this Award Agreement).

Terms and Conditions

This Country Addendum includes additional terms and conditions that govern the Award of Restricted Stock granted pursuant to the terms and conditions of the Plan and this Award Agreement to which this Country Addendum is attached to the extent Participant resides and/or works outside the United States. If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant relocates to another country after the Award of Restricted Stock is granted, the Company, in its discretion, will determine to what extent the terms and conditions contained herein will apply to Participant.

Notifications

This Country Addendum also may include information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other Applicable Laws in effect in the respective countries as of [November 13], 2025. Such Applicable Laws often are complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Country Addendum as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant vests in or receives or sells the Shares covered by the Shares of Restricted Stock.

In addition, the information contained in this Country Addendum is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Participant should seek appropriate professional advice as to how the Applicable Laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant currently is residing or working, transfers residence or employment to another country after the grant of the Shares of Restricted Stock, or is considered a resident of another country for local law purposes, the information in this Country Addendum may not apply to Participant in the same manner.

I.	GLOBAL PROVISIONS APPLICABLE TO PARTICIPANTS IN ALL COUNTRIES OTHER THAN THE UNITED STATES

1. Foreign Currency Exchange Considerations. Participant understands and agrees that neither the Company nor any Service Recipient shall be liable for any foreign currency exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of the Shares of Restricted Stock, or of any amounts due to Participant under the Plan or as a result of the grant or vesting of Participant’s Shares of Restricted Stock or the subsequent sale of any Shares acquired under the Plan. Participant agrees and acknowledges that he or she will bear any and all risk associated with the exchange or fluctuation of currency associated with his or her participation in the Plan. Participant acknowledges and agrees that Participant may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to his or her Shares of Restricted Stock and Participant’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.

2. Nature of Grant. The following provisions supplement Section 11 of this Award Agreement:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; and

(b) no claim or entitlement to compensation or damages shall arise from forfeiture of the Shares of Restricted Stock resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Shares of Restricted Stock to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives Participant’s ability, if any, to bring any such claim, and releases each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

3. Data Privacy. Participant hereby acknowledges the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request information about sharing, processing, and storage of Data and may exercise their rights with respect to the Data, which may include the right to terminate sharing, processing, and storage, by following instructions in the Company’s Personnel Privacy Notice or by contacting Participant’s local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.

Furthermore, if Participant resides and/or works in a member country of the European Union and/or the European Economic Area, including the United Kingdom, the following provisions supplement this Section 3:

To the satisfaction and on the direction of the Administrator all operations of the Plan and the Shares of Restricted Stock (at the time of grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (a) the reasonable freedom of the Service Recipient, the Company and any Parent or Subsidiary, as appropriate, to operate the Plan and for connected purposes, and (b) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016. Participant has certain rights under data protection legislation as summarized below:

(a) Right of Access. Participant has the right to obtain from the Company and the Service Recipient confirmation as to whether or not Data concerning Participant is being processed, and, where that is the case, to request access to the Data, as well as certain information on how the Company is processing such data.

(b) Right to Rectification. Participant has the right to obtain from the Company or the Service Recipient the rectification of inaccurate Data concerning Participant. Considering the purpose of the processing, Participant may also, in some cases, be entitled to supplemental information regarding incomplete Data.

(c) Right to Erasure (Right to be Forgotten). Participant may, in certain circumstances, have his or her Data deleted, for example if Participant’s Data is no longer necessary in relation to the purpose for which it was collected, if Participant has objected to the processing of Data and the Company or the Service Recipient does not have a legitimate interest which outweighs Participant’s interest, if the Data has been processed unlawfully, or if the Data must be deleted to comply with a legal obligation.

(d) Right to Restriction of Processing. Participant may require that the Company or the Service Recipient restrict the processing of Participant’s Data in certain cases, for example where the Company no longer needs Participant’s Data but Participant needs it to determine, enforce or defend legal claims or Participant has objected to processing based on the Company’s legitimate interest in order to enable the Company to check if its interest overrides Participant interest.

(e) Right to Data Portability. In some circumstances, Participant may be entitled to receive the Data concerning Participant which Participant provided to the Company or the Service Recipient in a structured, commonly used and machine-readable format and Participant has the right to transmit those Data to another controller.

(f) Right to Object. Participant has the right to object to the processing of Participant’s Data in certain circumstances, for example where the processing is based on the Company’s legitimate interest. If so, in order to continue processing, the Company or the Service Recipient must be able to show compelling legitimate grounds that override Participant’s interests, rights and freedoms.

Participant’s rights will in each case be subject to the restrictions set out in applicable data protection laws. Further information on these rights, and the circumstances in which they may arise in connection with the Company’s processing of Participant’s Data, can be obtained by contacting Participant’s local human resources representative. If Participant wants to review, verify, correct or request erasure of Participant’s Data, object to the processing of Participant’s Data, or request that the Company or the Service Recipient transfer a copy of Participant’s Data to another party, please contact Participant’s local human resources representative.

The Company agrees to ensure that Data transferred outside the European Economic Area will be done pursuant to a lawful transfer mechanism (for example, European Commission approved model contract clauses). The Company or the Service Recipient will separately provide Participant with information in a data privacy notice on the collection, processing and transfer of their Data, including the grounds for processing.

If Participant has any grievance, issue or problem in respect of the handling or processing of Participant’s Data in any way, Participant has the right to lodge a complaint to the competent data protection authority. The list of national data protection authorities for each country in the European Union and their contact details are available at: https://ec.europa.eu/justice/article-29/structure/data-protection-authorities/index_en.htm.

4. Language. Participant acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Award Agreement. Furthermore, if Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

II.	COUNTRY-SPECIFIC PROVISIONS APPLICABLE TO PARTICIPANTS SUBJECT TO THE LAWS OF THE COUNTRIES INCLUDED BELOW

[Applicable jurisdiction specific provisions to be added at time of grant.]

EXHIBIT B

FORM OF SECTION 83(B) ELECTION

IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, THE FILING OF SUCH ELECTION IS YOUR RESPONSIBILITY.

THE FORM FOR MAKING THIS SECTION 83(B) ELECTION IS ATTACHED TO THIS AGREEMENT.

YOU MUST FILE THIS FORM WITHIN 30 DAYS OF PURCHASING THE SHARES.

YOU (AND NOT THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR FILING SUCH FORM WITH THE IRS, EVEN IF YOU REQUEST THE COMPANY, ITS AGENTS OR ANY OTHER PERSON TO MAKE THIS FILING ON YOUR BEHALF AND EVEN IF THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON PREVIOUSLY MADE THIS FILING ON YOUR BEHALF.

The election should be filed by mailing a signed election form by certified mail, return receipt requested to the IRS Service Center where you file your tax returns. See <www.irs.gov>.

ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer (the “Taxpayer”) hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in Taxpayer’s gross income, the amount of any compensation taxable to Taxpayer in connection with Taxpayer’s receipt of the property described below:

1.	The name, address, identification number and taxable year of the undersigned are:

Name of Taxpayer:

Name of Spouse (if applicable):

Taxpayer’s Address:

Taxpayer Identification No. of Taxpayer:	See below

Taxpayer Identification No. of Spouse (if applicable):	See below (if applicable)

Taxable Year for which this election is being made:

2.	The property which is the subject of this election is shares of the Common Stock (the “Shares”) of Accuray Incorporated, a Delaware corporation (the “Company”).

3.	The date on which the property was transferred to the undersigned is: .

4.

The property is subject to the following restrictions: The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the undersigned and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.	The fair market value of such property at the time of transfer is (determined without regard to any restriction other than a restriction which by its terms will never lapse): .

6.	The amount (if any) paid for such property: .

The Taxpayer has submitted a copy of this statement to the Company for whom the services were performed in connection with the Taxpayer’s receipt of the above-described property. The Taxpayer is the person performing the services in connection with the transfer of said property.

The undersigned understand(s) that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated:	X

TAXPAYER:	TAXPAYER SPOUSE (IF APPLICABLE):

X	X

(Signature)	(Signature (if applicable))

X	X

(Taxpayer Identification No.)	(Taxpayer Identification No. (if applicable))

EXHIBIT B

Form of Restricted Stock Award Agreement Under the 2026 Plan

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

NOTICE OF RESTRICTED STOCK GRANT

Participant must notify the Company by the fifteenth (15th) day of the month following the Date of Grant if he or she wishes to reject this Award. Otherwise, Participant will be deemed to have accepted the Award on the terms and conditions on which it is offered.

Unless otherwise defined herein, each capitalized term used in this Restricted Stock Award Agreement which includes the Notice of Restricted Stock Grant (the “Notice of Grant”), the Terms and Conditions of Restricted Stock Grant, attached hereto as Exhibit A, and all other exhibits, appendices, and addenda attached hereto (this “Award Agreement”), will have the meaning given such term in the Accuray Incorporated (the “Company”) 2026 Equity Incentive Plan (the “Plan”).

Participant Name:	[Name]
Address:	[Address]

The undersigned Participant has been granted the right to receive an Award of Shares of Restricted Stock, subject to the terms and conditions of the Plan and this Award Agreement, as follows:

Grant Number:

Date of Grant:

Vesting Commencement Date:

Total Number of Shares of Restricted Stock:

Vesting Schedule:

Subject to Section 2 of Exhibit A and any acceleration provisions contained in the Plan, this Award Agreement, or any other written agreement authorized by the Administrator between Participant and the Company (or any Parent, Subsidiary or Affiliate of the Company, as applicable) governing the terms of this Award, the Shares of Restricted Stock will be scheduled to vest and the Company’s right to reacquire the Shares of Restricted Stock will be scheduled to lapse according to the following vesting schedule:

[Insert Vesting Schedule]/[Standard Vesting Schedule: One-fourth (1/4th) of the Total Number of Shares of Restricted Stock (as set forth above) subject to this Award Agreement will be scheduled to vest on each of the one (1), two (2), three (3), and four (4) year anniversaries of the Vesting Commencement Date, in each case subject to Participant continuing to be a Service Provider through the applicable vesting date.]

If Participant does not wish to receive this Award and/or does not consent and agree to the terms and conditions on which the Award is offered, as set forth in the Plan and this Award Agreement, then Participant must reject the Award by notifying the Company at Accuray Incorporated, Attention: Stock Administration, 1240 Deming Way, Madison, WI 53717 no later than the fifteenth (15th) day of the month following the Date of Grant, in which case the Award will be cancelled. Participant’s failure to notify the Company of his or her rejection of the Award within this specified period will constitute Participant’s acceptance of the Award and his or her agreement with all terms and conditions of the Award, as set forth in the Plan and this Award Agreement.

Participant has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of the Plan and this Award Agreement. By accepting this Award, Participant hereby (i) agrees that this Award of Shares of Restricted Stock is granted under and governed by the terms and conditions of the Plan and this Award Agreement, including for clarity the Terms and Conditions of Restricted Stock Grant, attached hereto as Exhibit A, and all other exhibits, appendices and addenda attached hereto, all of which are made a part of this document, (ii) accepts this Award Agreement subject to all of the terms and provisions thereof, (iii) accepts as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan or this Award Agreement, and (iv) agrees to notify the Company upon any change in Participant’s residence address indicated below and to provide a valid email address if Participant no longer has a Company email address.

PARTICIPANT	ACCURAY INCORPORATED
Signature	Signature
Print Name	Print Name
Title

Residence Address:

EXHIBIT A

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT

TERMS AND CONDITIONS OF RESTRICTED STOCK GRANT

1. Grant of Shares of Restricted Stock. The Company hereby grants to the individual (“Participant”) named in the Notice of Restricted Stock Grant of this Award Agreement (the “Notice of Grant”) under the Plan an Award of Shares of Restricted Stock, and subject to the terms and conditions of this Award Agreement and the Plan, which is incorporated herein by reference. Subject to Section 20 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Award Agreement, the terms and conditions of the Plan will prevail.

2. Vesting Schedule. Except as provided in Section 3 and subject to Sections 4 and 6, the Shares of Restricted Stock awarded by this Award Agreement will vest in accordance with the vesting provisions set forth in the Notice of Grant. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any Parent, Subsidiary or Affiliate of the Company, as applicable, governing the terms of this Award, Shares of Restricted Stock scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in accordance with any of the provisions of this Award Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

3. Administrator Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Shares of Restricted Stock subject to this Award Agreement at any time, subject to the terms of the Plan. If so accelerated, such Shares of Restricted Stock will be considered as having vested as of the date specified by the Administrator.

4. Forfeiture Upon Termination of Status as a Service Provider. Unless specifically provided otherwise in this Award Agreement or other written agreement authorized by the Administrator between Participant and the Company or any of its Subsidiaries or Parents, as applicable, governing the terms of this Award, if Participant ceases to be a Service Provider for any reason, the then-unvested Shares of Restricted Stock will thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company upon the date of such cessation and Participant will have no further rights thereto. Participant will not be entitled to a refund of the price paid for the Shares of Restricted Stock, if any, returned to the Company pursuant to this Section 4. Participant hereby appoints the Escrow Agent (as defined below) with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares to the Company upon such termination of service.

5. Death of Participant. Any distribution or delivery to be made to Participant under this Award Agreement, if Participant is then deceased, will be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate. Any such transferee must furnish the Company with (a) written notice of such transferee’s status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

6. Tax Obligations

(a) Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant’s employer or any Parent, Subsidiary or Affiliate of the Company to which Participant is providing services (together, the “Service Recipient(s)”), the ultimate liability for any tax and social insurance liability obligations and requirements in connection with the Shares of Restricted Stock, including, without limitation, (i) all federal, national, state, non-U.S. and local taxes (including Participant’s U.S. Federal Insurance Contributions Act (FICA) obligations and social liability insurance obligations) that are required to be withheld by any Service Recipient or other payment of tax-related items related to Participant’s participation in the Plan and legally applicable to Participant, (ii) Participant’s and, to the extent required by any Service Recipient, the Service Recipient’s fringe benefit tax liability, if any, associated with the grant, vesting, or release from escrow of the Shares of Restricted Stock, the filing of an 83(b) election with respect to the Shares of Restricted Stock, or the sale of Shares, and (iii) any other Service Recipient taxes the responsibility for which Participant has, or has agreed to bear, with respect to the Shares of Restricted Stock (or release from escrow thereof or issuance of Shares thereunder) (collectively, the “Tax Obligations”), are and remain Participant’s sole responsibility and may exceed the amount actually withheld by the applicable Service Recipient(s). Participant further acknowledges that no Service Recipient (A) makes any representations or undertakings regarding the treatment of any Tax Obligations in connection with any aspect of the Shares of Restricted Stock, including, but not limited to, the grant, vesting or release from escrow of the Shares of Restricted Stock, the filing of an 83(b) Election (as defined below) with respect to the Shares of Restricted Stock, the subsequent sale of Shares acquired pursuant to this Award Agreement and the receipt of any dividends or other distributions, or (B) makes any commitment to and is under any obligation to structure the terms of the grant or any aspect of the Shares of Restricted Stock to reduce or eliminate Participant’s liability for Tax Obligations or achieve any particular tax result. Further, if Participant is subject to Tax Obligations in more than one jurisdiction, Participant acknowledges that the applicable Service Recipient(s) (or former Service Recipient(s), as applicable) may be required to withhold or account for Withholding Obligations (as defined below) in more than one jurisdiction. Participant understands that Section 83 of the Code taxes as ordinary income the difference between the purchase price, if any, for the Shares and the fair market value of the Shares as of each vesting date. If Participant is a U.S. taxpayer, Participant understands that Participant may elect, for purposes of U.S. tax law, to be taxed at the time the Shares are granted rather than when such Shares vest by filing an election under Section 83(b) of the Code (the “83(b) Election”) with the IRS within thirty (30) days from the date of grant of the Restricted Stock Award. THE FORM FOR MAKING THIS 83(b) ELECTION IS ATTACHED TO THIS AGREEMENT AS EXHIBIT B AND PARTICIPANT (AND NOT THE COMPANY OR ANY OF ITS RESPECTIVE AGENTS) SHALL BE SOLELY RESPONSIBLE FOR APPROPRIATELY FILING SUCH FORM, EVEN IF PARTICIPANT REQUESTS THE COMPANY OR ITS RESPECTIVE AGENTS TO MAKE THIS FILING ON PARTICIPANT’S BEHALF.

(b) Tax Withholding. Notwithstanding any contrary provision of this Award Agreement, no certificate representing the Shares of Restricted Stock may be released from the escrow established pursuant to Section 13, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of all Tax Obligations required to be withheld (the “Withholding Obligations”). When Shares of Restricted Stock are vested, Participant generally will recognize immediate U.S. taxable income (except in the case an 83(b) Election was timely filed) if Participant is a U.S. taxpayer. If Participant is a non-U.S. taxpayer, Participant will be subject to applicable taxes in his or her jurisdiction. Pursuant to such procedures as the Administrator may specify from time to time, the applicable Service Recipient(s) (or former Service Recipient(s)) will withhold the amount required to be withheld for the payment of Withholding Obligations which to the extent permitted under the Plan, may, in the discretion of the Administrator, be in excess of the minimum statutory required amount to be withheld, upon each date with respect to which the Administrator determines Withholding Obligations are due, including but not limited to, at grant, filing of a Section 83(b) Election, vesting, release from escrow or any other date with respect to which Withholding Obligations arise. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require Participant to satisfy such Withholding Obligations, in whole or in part (without limitation), if permissible by Applicable Laws, by one or a combination of the following: (i) paying cash, (ii) having the Company withhold Shares otherwise releasable to Participant having a fair market value equal to the minimum amount necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect or the Company may require if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Net Share Withholding”), (iii) withholding the amount of such Withholding Obligations from Participant’s wages or other cash compensation paid to Participant by the applicable Service Recipient(s), (iv) delivering to the Company Shares that Participant owns and that already have vested with a fair market value equal to the Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences), (v) selling a sufficient number of such Shares otherwise releasable to Participant, through such means as the Company may determine in its sole discretion (whether through a broker or otherwise) equal to the minimum amount that is necessary to meet the withholding requirement for such Withholding Obligations (or such greater amount as Participant may elect if permitted by the Administrator, if such greater amount would not result in adverse financial accounting consequences) (“Sell to Cover”), or (vi) such other means as the Administrator deems appropriate. If the Withholding Obligations are satisfied by withholding in Shares, for tax purposes, Participant is deemed to have been issued, and had released from escrow, the full number of vested Shares subject to this Award, notwithstanding that a number of the Shares are held back solely for the purpose of paying the Withholding Obligations. To the extent determined appropriate by the Administrator in its discretion, the Administrator will have the right (but not the obligation) to satisfy any Withholding Obligations by Net Share Withholding. If Net Share Withholding is the method by which such Withholding Obligations are satisfied, the Company will not withhold on a fractional Share basis to satisfy any portion of the Withholding Obligations and, unless the Company determines otherwise, no refund will be made to Participant for the value of the portion of a Share, if any, withheld in excess of the Withholding Obligations. If a Sell to Cover is the method by which Withholding Obligations are satisfied, Participant agrees that as part of the Sell to Cover, additional Shares may be sold to satisfy any associated broker or other fees. Only whole Shares will be sold pursuant to a Sell to Cover. Any proceeds from the sale of Shares pursuant to a Sell to Cover that are in excess of the Withholding

Obligations and any associated broker or other fees will be paid to Participant in accordance with procedures the Company may specify from time to time. Until and unless determined otherwise by the Administrator, Sell to Cover will be the method by which such Withholding Obligations are satisfied (and for clarity, other than for any Withholding Obligations owed with respect to the filing of an 83(b) Election). For purposes of clarity and without limitation, by accepting this Award, Participant expressly consents to such Sell to Cover as the method by which Withholding Obligations are satisfied and agrees and acknowledges that Participant may not satisfy them by any means other than such Sell to Cover (and for clarity, provided that a Sell to Cover shall not apply for any Withholding Obligations owed with respect to the filing of an 83(b) Election), unless required to do so by the Administrator or pursuant to the Administrator’s express consent.

(c) Tax Consequences. Participant has reviewed with Participant’s own tax advisers the U.S. federal, state, local and non-U.S. tax consequences of this investment and the transactions contemplated by this Award Agreement. With respect to such matters, Participant relies solely on such advisers and not on any statements or representations of the Company or any of its agents, written or oral. Participant understands that Participant (and not the Company) shall be responsible for Participant’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Award Agreement.

(d) Company’s Obligation to Release Shares. For clarification purposes, in no event will the Company release Shares from the escrow established pursuant to Section 13 unless and until arrangements satisfactory to the Administrator have been made for the payment of Participant’s Withholding Obligations. If Participant fails to make satisfactory arrangements for the payment of such Withholding Obligations hereunder at the time any applicable Shares of Restricted Stock otherwise are scheduled to vest pursuant to Sections 2 or 3, at the time Participant files a timely 83(b) Election with the IRS, or Participant’s Withholding Obligations otherwise become due, Participant permanently will forfeit such Shares of Restricted Stock to which Participant’s Withholding Obligation relates and any right to receive Shares thereunder and such Shares of Restricted Stock will be returned to the Company at no cost to the Company. Participant acknowledges and agrees that the Company may permanently refuse to issue or deliver the Shares if such Withholding Obligations are not delivered at the time they are due.

7. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares (which may be in book entry form) will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to Participant (including through electronic delivery to a brokerage account) or the Escrow Agent. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares. Except as provided in Section 13(f), after such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

8. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF THE SHARES OF RESTRICTED STOCK PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER, WHICH UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAWS IS AT THE WILL OF THE APPLICABLE SERVICE RECIPIENT AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS RESTRICTED STOCK AWARD OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH PARTICIPANT’S RIGHT OR THE RIGHT OF ANY SERVICE RECIPIENT TO TERMINATE PARTICIPANT’S RELATIONSHIP AS A SERVICE PROVIDER, SUBJECT TO APPLICABLE LAW, WHICH TERMINATION, UNLESS PROVIDED OTHERWISE UNDER APPLICABLE LAW, MAY BE AT ANY TIME, WITH OR WITHOUT CAUSE.

9. Grant is Not Transferable. Except for the escrow described in Section 13 or transfer of the Shares to the Company or its assignees contemplated by this Award Agreement, and except to the limited extent provided in Section 5, the unvested Shares subject to this Award Agreement and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process until such Shares shall have vested in accordance with the provisions of this Award Agreement. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of the unvested Shares subject to this Award Agreement, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, the then-unvested Shares of Restricted Stock will thereupon be forfeited at no cost to the Company and Participant will have no further rights thereto.

10. Nature of Grant. In accepting this Award of Restricted Stock, Participant acknowledges, understands and agrees that:

(a) the grant of the Shares of Restricted Stock is voluntary and occasional and does not create any contractual or other right to receive future grants of Shares of Restricted Stock, or benefits in lieu of Shares of Restricted Stock, even if Shares of Restricted Stock have been granted in the past;

(b) all decisions with respect to future grants of Restricted Stock or other grants, if any, will be at the sole discretion of the Administrator;

(c) Participant is voluntarily participating in the Plan;

(d) the Shares of Restricted Stock are not intended to replace any pension rights or compensation;

(e) the Shares of Restricted Stock, and the income and value of same, are not part of normal or expected compensation for any purpose, including, without limitation calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

(f) the future value of the underlying Shares or Restricted Stock is unknown, indeterminable, and cannot be predicted with certainty;

(g) for purposes of the Shares of Restricted Stock, Participant’s status as a Service Provider will be considered terminated as of the date Participant is no longer actively providing services to the Company or any Parent, Subsidiary or Affiliate of the Company (regardless of the reason for such termination and whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and unless otherwise expressly provided in this Award Agreement (including by reference in the Notice of Grant to other arrangements or contracts) or determined by the Administrator, Participant’s right to vest in the Shares of Restricted Stock under the Plan, if any, will terminate as of such date and will not be extended by any notice period (e.g., Participant’s period of service would not include any contractual notice period or any period of “garden leave” or similar period mandated under employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any, unless Participant is providing bona fide services during such time); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively providing services for purposes of this Restricted Stock Award (including whether Participant may still be considered to be providing services while on a leave of absence and consistent with local law); and

(h) unless otherwise provided in the Plan or by the Administrator in its discretion, the Shares of Restricted Stock and the benefits evidenced by this Award Agreement do not create any entitlement to have the Shares of Restricted Stock or any such benefits transferred to, or assumed by, another company nor be exchanged, cashed out or substituted for, in connection with any corporate transaction affecting the Shares.

11. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant’s participation in the Plan, or Participant’s acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisers regarding his or her participation in the Plan before taking any action related to the Plan.

12. [intentionally left blank.]

13. Escrow of Shares.

(a) All Shares of Restricted Stock will, upon execution of this Award Agreement, be delivered and deposited with an escrow holder designated by the Company (the “Escrow Holder”). The Shares of Restricted Stock will be held by the Escrow Holder until such time as the Shares of Restricted Stock vest or the date Participant ceases to be a Service Provider.

(b) The Escrow Holder will not be liable for any act it may do or omit to do with respect to holding the Shares of Restricted Stock in escrow and while acting in good faith and in the exercise of its judgment.

(c) Upon Participant’s termination as a Service Provider for any reason, the Escrow Holder, upon receipt of written notice of such termination, will take all steps necessary to accomplish the transfer of the unvested Shares of Restricted Stock to the Company. Participant hereby appoints the Escrow Holder with full power of substitution, as Participant’s true and lawful attorney-in-fact with irrevocable power and authority in the name and on behalf of Participant to take any action and execute all documents and instruments, including, without limitation, stock powers which may be necessary to transfer the certificate or certificates evidencing such unvested Shares of Restricted Stock to the Company upon such termination.

(d) The Escrow Holder will take all steps necessary to accomplish the transfer of Shares of Restricted Stock to Participant after they vest following Participant’s request that the Escrow Holder do so.

(e) Subject to the terms hereof, Participant shall have all the rights of a stockholder with respect to such Shares while they are held in escrow, including without limitation, the right to vote the Shares and receive any cash dividends declared thereon.

(f) In the event of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares, the Shares of Restricted Stock will be increased, reduced or otherwise changed, and by virtue of any such change Participant in his or her capacity as owner of unvested Shares of Restricted Stock will be entitled to new or additional or different shares of stock, cash or securities (other than rights or warrants to purchase securities); such new or additional or different shares, cash or securities will thereupon be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. If Participant receives rights or warrants with respect to any unvested Shares of Restricted Stock, such rights or warrants may be held or exercised by Participant, provided that until such exercise any such rights or warrants and after such exercise any shares or other securities acquired by the exercise of such rights or warrants will be considered to be unvested Shares of Restricted Stock and will be subject to all of the conditions and restrictions which were applicable to the unvested Shares of Restricted Stock pursuant to this Award Agreement. The Administrator in its absolute discretion at any time may accelerate the vesting of all or any portion of such new or additional shares of stock, cash or securities, rights or warrants to purchase securities or shares or other securities acquired by the exercise of such rights or warrants.

(g) The Company may instruct the transfer agent for its Common Stock to place a legend on the certificates representing the Shares of Restricted Stock or otherwise note its records as to the restrictions on transfer set forth in this Award Agreement.

14. Address for Notices. Any notice to be given to the Company under the terms of this Award Agreement will be addressed to the Company at Accuray Incorporated, Attention: Stock Administration, 1240 Deming Way, Madison, WI 53717, or at such other address as the Company may hereafter designate in writing.

15. Insider Trading Restrictions/Market Abuse Laws. In addition to all other restrictions set forth in the Plan or this Award Agreement, Participant is hereby notified that Participant may be subject to insider trading restrictions or market abuse laws, which may affect Participant’s ability to acquire or sell Shares or rights to Shares under the Plan during such time as Participant is considered to have “inside information” regarding the Company (as defined by Applicable Laws). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participants acknowledges and agrees that it is Participant’s responsibility to comply with any applicable restrictions and Participant is advised to speak to Participant’s personal advisor on this matter.

16. Successors and Assigns. The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Award Agreement shall be binding upon Participant and Participant’s heirs, executors, administrators, successors and assigns. The rights and obligations of Participant under this Award Agreement may be assigned only with the prior written consent of the Company.

17. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration, qualification or rule compliance of the Shares upon any securities exchange or under any state, federal or non-U.S. law, the tax code and related regulations or under the rulings or regulations of the U.S. Securities and Exchange Commission or any other governmental regulatory body or the clearance, consent or approval of the U.S. Securities and Exchange Commission or any other governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or Participant’s estate) or the Escrow Holder hereunder, such issuance will not occur unless and until such listing, registration, qualification, rule compliance, clearance, consent or approval will have been completed, effected or obtained free of any conditions not acceptable to the Company. Subject to the terms of this Award Agreement and the Plan, the Company will not be required to issue any certificate or certificates for (or make any entry on the books of the Company or of a duly authorized transfer agent of the Company of) the Shares hereunder prior to the lapse of such reasonable period of time following the Date of Grant of the Shares of Restricted Stock as the Administrator may establish from time to time for reasons of administrative convenience.

18. [intentionally left blank]

19. Interpretation. The Administrator will have the power to interpret the Plan and this Award Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Shares of Restricted Stock have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. Neither the Administrator nor any person acting on behalf of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Award Agreement. Unless the context requires otherwise and subject to the foregoing interpretation rights and powers of the Administrator in this Section 19, the term “or” as used in this Award Agreement is not exclusive.

20. Electronic Delivery and Acceptance. The Company may, in its sole discretion, decide to deliver any documents related to the Shares of Restricted Stock awarded under the Plan or future Shares of Restricted Stock that may be awarded under the Plan (including, without limitation, prospectuses required by the U.S. Securities and Exchange Commission) by electronic means or require Participant to participate in the Plan by electronic means (including, without limitation, all other documents that the Company is required to deliver to its security holders, such as annual reports and proxy statements). Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company. Participant agrees that the Company may deliver these documents by posting them on a web site maintained by the Company or by a third party under contract with the Company. If the Company posts these documents on a web site, it will notify Participant by electronic means.

21. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Award Agreement.

22. Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that Participant has received an Award of Restricted Stock under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Administrator at any time.

23. Country Addendum. Notwithstanding any provisions in this Award Agreement, the Restricted Stock grant shall be subject to any global terms and conditions set forth in an appendix (if any) to this Award Agreement as well as any terms and conditions for any country whose laws are applicable to Participant and the Award of Shares of Restricted Stock (as determined by the Administrator in its sole discretion) (the “Country Addendum”). Moreover, if Participant relocates to one of the countries included in the Country Addendum (if any), the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Country Addendum (if any) constitutes a part of this Award Agreement.

24. Entire Agreement; Modifications. The Plan is incorporated herein by reference. The Plan and this Award Agreement (including for clarity the exhibits, appendices, and addenda attached to the Notice of Grant) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. Participant expressly warrants that Participant is not accepting this Award Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Award Agreement can be made only by approval of the Administrator memorialized in an express written instrument executed by a duly authorized signatory of the Company. Except as provided in this paragraph, no amendment to this Award Agreement may materially impair the rights of Participant unless mutually agreed between Participant and the Administrator, which agreement must be in writing signed by Participant and a duly authorized signatory of the Company. Notwithstanding anything to the contrary in the Plan or this Award Agreement, the Company reserves the right to revise this Award Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A in connection with the Award of Shares of Restricted Stock.

25. No Waiver. Either party’s failure to enforce any provision or provisions of this Award Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party’s right to assert all other legal remedies available to it under the circumstances.

26. Governing Law; Severability. This Award Agreement and the Shares of Restricted Stock are governed by, and construed in accordance with, the internal substantive laws, but not the choice of law rules, of the State of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Award Agreement shall continue in full force and effect.

27. Binding Terms. The terms, conditions, obligations, and requirements of this Award Agreement will apply as a condition of receiving and holding the Award without the need for any manual or other execution of this Award Agreement by Participant or the Company. Notwithstanding the foregoing, however, as a condition to holding the Award or the vesting or release of Shares subject to the Award, upon the Company’s request at any time, the Company may require Participant to manually or electronically sign this Award Agreement, if Participant has not already done so.

* * *

APPENDIX A

ACCURAY INCORPORATED

2026 EQUITY INCENTIVE PLAN

COUNTRY ADDENDUM TO RESTRICTED STOCK AWARD AGREEMENT

Unless otherwise defined herein, capitalized terms used in this Country Addendum will be ascribed the same defined meanings as set forth in this Award Agreement of which this Country Addendum forms a part (or the Plan or other written agreement as specified in this Award Agreement).

Terms and Conditions

This Country Addendum includes additional terms and conditions that govern the Award of Restricted Stock granted pursuant to the terms and conditions of the Plan and this Award Agreement to which this Country Addendum is attached to the extent Participant resides and/or works outside the United States. If Participant is a citizen or resident (or is considered as such for local law purposes) of a country other than the country in which Participant is currently residing and/or working, or if Participant relocates to another country after the Award of Restricted Stock is granted, the Company, in its discretion, will determine to what extent the terms and conditions contained herein will apply to Participant.

Notifications

This Country Addendum also may include information regarding exchange controls and certain other issues of which Participant should be aware with respect to Participant’s participation in the Plan. The information is based on the securities, exchange control and other Applicable Laws in effect in the respective countries as of [November 13], 2025. Such Applicable Laws often are complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Country Addendum as the only source of information relating to the consequences of Participant’s participation in the Plan because the information may be out of date at the time Participant vests in or receives or sells the Shares covered by the Shares of Restricted Stock.

In addition, the information contained in this Country Addendum is general in nature and may not apply to Participant’s particular situation, and the Company is not in a position to assure Participant of any particular result. Participant should seek appropriate professional advice as to how the Applicable Laws in Participant’s country may apply to Participant’s situation.

Finally, if Participant is a citizen or resident of a country other than the one in which Participant currently is residing or working, transfers residence or employment to another country after the grant of the Shares of Restricted Stock, or is considered a resident of another country for local law purposes, the information in this Country Addendum may not apply to Participant in the same manner.

I.	GLOBAL PROVISIONS APPLICABLE TO PARTICIPANTS IN ALL COUNTRIES OTHER THAN THE UNITED STATES

1. Foreign Currency Exchange Considerations. Participant understands and agrees that neither the Company nor any Service Recipient shall be liable for any foreign currency exchange rate fluctuation between Participant’s local currency and the U.S. dollar that may affect the value of the Shares of Restricted Stock, or of any amounts due to Participant under the Plan or as a result of the grant or vesting of Participant’s Shares of Restricted Stock or the subsequent sale of any Shares acquired under the Plan. Participant agrees and acknowledges that he or she will bear any and all risk associated with the exchange or fluctuation of currency associated with his or her participation in the Plan. Participant acknowledges and agrees that Participant may be responsible for reporting inbound transactions or fund transfers that exceed a certain amount. Participant is advised to seek appropriate professional advice as to how the exchange control regulations apply to his or her Shares of Restricted Stock and Participant’s specific situation and understands that the relevant laws and regulations can change frequently and occasionally on a retroactive basis.

2. Nature of Grant. The following provisions supplement Section 11 of this Award Agreement:

(a) the Plan is established voluntarily by the Company, it is discretionary in nature, and may be amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan; and

(b) no claim or entitlement to compensation or damages shall arise from forfeiture of the Shares of Restricted Stock resulting from the termination of Participant’s status as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant’s employment or service agreement, if any), and in consideration of the grant of the Shares of Restricted Stock to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against any Service Recipient, waives Participant’s ability, if any, to bring any such claim, and releases each Service Recipient from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim.

3. Data Privacy. Participant hereby acknowledges the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Award Agreement and any other Restricted Stock grant materials by and among, as applicable, the Service Recipients for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that the Company and the Service Recipient may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data may be transferred to a stock plan service provider, as may be selected by the Company in the future, assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients’ country of operation (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that Participant may request information about sharing, processing, and storage of Data and may exercise their rights with respect to the Data, which may include the right to terminate sharing, processing, and storage, by following instructions in the Company’s Personnel Privacy Notice or by contacting Participant’s local human resources representative. Participant authorizes the Company, any stock plan service provider selected by the Company and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing Participant’s participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan.

Furthermore, if Participant resides and/or works in a member country of the European Union and/or the European Economic Area, including the United Kingdom, the following provisions supplement this Section 3:

To the satisfaction and on the direction of the Administrator all operations of the Plan and the Shares of Restricted Stock (at the time of grant and as necessary thereafter) shall include or be supported by appropriate agreements, notifications and arrangements in respect of Data and its use and processing under the Plan, in order to secure (a) the reasonable freedom of the Service Recipient, the Company and any Parent or Subsidiary, as appropriate, to operate the Plan and for connected purposes, and (b) compliance with the data-protection requirements applicable from time to time, including, if applicable, and without limitation, Regulation EU 2016/679 of the European Parliament and of the Council of 27 April 2016. Participant has certain rights under data protection legislation as summarized below:

(a) Right of Access. Participant has the right to obtain from the Company and the Service Recipient confirmation as to whether or not Data concerning Participant is being processed, and, where that is the case, to request access to the Data, as well as certain information on how the Company is processing such data.

(b) Right to Rectification. Participant has the right to obtain from the Company or the Service Recipient the rectification of inaccurate Data concerning Participant. Considering the purpose of the processing, Participant may also, in some cases, be entitled to supplemental information regarding incomplete Data.

(c) Right to Erasure (Right to be Forgotten). Participant may, in certain circumstances, have his or her Data deleted, for example if Participant’s Data is no longer necessary in relation to the purpose for which it was collected, if Participant has objected to the processing of Data and the Company or the Service Recipient does not have a legitimate interest which outweighs Participant’s interest, if the Data has been processed unlawfully, or if the Data must be deleted to comply with a legal obligation.

(d) Right to Restriction of Processing. Participant may require that the Company or the Service Recipient restrict the processing of Participant’s Data in certain cases, for example where the Company no longer needs Participant’s Data but Participant needs it to determine, enforce or defend legal claims or Participant has objected to processing based on the Company’s legitimate interest in order to enable the Company to check if its interest overrides Participant interest.

(e) Right to Data Portability. In some circumstances, Participant may be entitled to receive the Data concerning Participant which Participant provided to the Company or the Service Recipient in a structured, commonly used and machine-readable format and Participant has the right to transmit those Data to another controller.

(f) Right to Object. Participant has the right to object to the processing of Participant’s Data in certain circumstances, for example where the processing is based on the Company’s legitimate interest. If so, in order to continue processing, the Company or the Service Recipient must be able to show compelling legitimate grounds that override Participant’s interests, rights and freedoms.

Participant’s rights will in each case be subject to the restrictions set out in applicable data protection laws. Further information on these rights, and the circumstances in which they may arise in connection with the Company’s processing of Participant’s Data, can be obtained by contacting Participant’s local human resources representative. If Participant wants to review, verify, correct or request erasure of Participant’s Data, object to the processing of Participant’s Data, or request that the Company or the Service Recipient transfer a copy of Participant’s Data to another party, please contact Participant’s local human resources representative.

The Company agrees to ensure that Data transferred outside the European Economic Area will be done pursuant to a lawful transfer mechanism (for example, European Commission approved model contract clauses). The Company or the Service Recipient will separately provide Participant with information in a data privacy notice on the collection, processing and transfer of their Data, including the grounds for processing.

If Participant has any grievance, issue or problem in respect of the handling or processing of Participant’s Data in any way, Participant has the right to lodge a complaint to the competent data protection authority. The list of national data protection authorities for each country in the European Union and their contact details are available at: https://ec.europa.eu/justice/article-29/structure/data-protection-authorities/index_en.htm.

4. Language. Participant acknowledges that he or she is sufficiently proficient in English to understand the terms and conditions of this Award Agreement. Furthermore, if Participant has received this Award Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

II.	COUNTRY-SPECIFIC PROVISIONS APPLICABLE TO PARTICIPANTS SUBJECT TO THE LAWS OF THE COUNTRIES INCLUDED BELOW

[Applicable jurisdiction specific provisions to be added at time of grant.]

EXHIBIT B

FORM OF SECTION 83(B) ELECTION

IF YOU WISH TO MAKE A SECTION 83(B) ELECTION, THE FILING OF SUCH ELECTION IS YOUR RESPONSIBILITY.

THE FORM FOR MAKING THIS SECTION 83(B) ELECTION IS ATTACHED TO THIS AGREEMENT.

YOU MUST FILE THIS FORM WITHIN 30 DAYS OF PURCHASING THE SHARES.

YOU (AND NOT THE COMPANY, ANY OF ITS AGENTS OR ANY OTHER PERSON) SHALL BE SOLELY RESPONSIBLE FOR FILING SUCH FORM WITH THE IRS, EVEN IF YOU REQUEST THE COMPANY, ITS AGENTS OR ANY OTHER PERSON TO MAKE THIS FILING ON YOUR BEHALF AND EVEN IF THE COMPANY, ANY

OF ITS AGENTS OR ANY OTHER PERSON PREVIOUSLY MADE THIS FILING ON YOUR BEHALF.

The election should be filed by mailing a signed election form by certified mail, return receipt requested to the IRS Service Center where you file your tax returns. See <www.irs.gov>.

ELECTION UNDER SECTION 83(B) OF THE INTERNAL REVENUE CODE OF 1986

The undersigned taxpayer (the “Taxpayer”) hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in Taxpayer’s gross income, the amount of any compensation taxable to Taxpayer in connection with Taxpayer’s receipt of the property described below:

1.	The name, address, identification number and taxable year of the undersigned are:

Name of Taxpayer:

Name of Spouse (if applicable):

Taxpayer’s Address:

Taxpayer Identification No. of Taxpayer:
Taxpayer Identification No. of Spouse (if applicable):	See below

Taxable Year for which this election is being made:	See below (if applicable)

2.	The property which is the subject of this election is: shares of the Common Stock (the “Shares”) of Accuray Incorporated, a Delaware corporation (the “Company”).

3.	The date on which the property was transferred to the undersigned is: .

4.

The property is subject to the following restrictions: The Shares may not be transferred and are subject to forfeiture under the terms of an agreement between the undersigned and the Company. These restrictions lapse upon the satisfaction of certain conditions contained in such agreement.

5.	The fair market value of such property at the time of transfer is (determined without regard to any restriction other than a restriction which by its terms will never lapse): .

6.	The amount (if any) paid for such property: .

The Taxpayer has submitted a copy of this statement to the Company for whom the services were performed in connection with the Taxpayer’s receipt of the above-described property. The Taxpayer is the person performing the services in connection with the transfer of said property.

The undersigned understand(s) that the foregoing election may not be revoked except with the consent of the Commissioner.

Dated: X

TAXPAYER:	TAXPAYER SPOUSE (IF APPLICABLE):

X	X
(Signature)	(Signature (if applicable))

X	X
(Taxpayer Identification No.)	(Taxpayer Identification No. (if applicable))

Exhibit 10.2

EXECUTIVE EMPLOYMENT AGREEMENT

This Employment Agreement (“Agreement”) is entered into and effective as of October 20, 2025 (“Effective Date”), by and between Accuray Incorporated, a Delaware corporation (the “Company”), and Stephen La Neve (“Executive”).

RECITALS

A. The Company is in the business of developing, manufacturing and selling radiation oncology, including radio surgery and radiation therapy, technologies and devices (the “Business”).

B. The Company wishes to employ Executive to serve as President and Chief Executive Officer and Executive desires to serve the Company in such capacity pursuant to the terms and conditions in this Agreement.

NOW, THEREFORE, the parties agree as follows:

1. Position and Duties.

(a) During the term of this Agreement, Executive will be employed by the Company to serve as President and Chief Executive Officer of the Company, reporting to the Board of Directors of the Company (the “Board”). As President and Chief Executive Officer, Executive will, subject to the supervision of the Board, be responsible for: (i) developing and implementing strategies, goals, operating plans, policies and objectives for the Company; (ii) establishing the organizational structure for the Company and delegating authority to subordinates as necessary; (iii) representing the Company to the financial community, customers, government agencies, stockholders and the public; (iv) directing and managing the day-to-day operations and affairs of the Company; (v) performing the duties and responsibilities customarily expected to be performed by the chief executive officer; and (vi) performing such other duties and functions as are reasonably required and/or as may be reasonably prescribed by the Board from time to time. As used herein, the term “Board” shall also include authorized committees of the Board.

(b) Initially, the location of Executive’s employment will be based out of Executive’s home office in Pennsylvania, but Executive will be required to travel to Company’s headquarter offices and to other geographic locations in connection with the performance of his/her duties, and relocate to the Madison, Wisconsin greater metropolitan area by no later than January 1, 2026 (“Relocation”).

2. Standards of Performance. Executive will at all times faithfully, industriously and to the best of his/her ability, experience and talents perform all of the duties required of and from him/her pursuant to the terms of this Agreement. Executive will devote his/her full business energies and abilities and all of his/her business time to the performance of his/her duties hereunder and will not, without the Company’s prior written consent, render to others any service of any kind (whether or not for compensation) that, in the Company’s sole but reasonable judgment, would conflict with the full performance of his/her duties hereunder. In no event will Executive engage in any activities that could reasonably create a conflict of interest or the appearance of a conflict of interest. Executive shall be subject to the Company’s policies, procedures and approval practices, as generally in effect from time to time.

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

3. Term.

(a) Term of Agreement. This Agreement will have an initial term of three (3) years commencing on the Effective Date (the “Initial Term”). From the Effective Date through November 2, 2025 only, Executive will be entitled to work part-time. On the third anniversary of the Effective Date, this Agreement will renew automatically for additional three (3) year terms (each, an “Additional Term” and together with the Initial Term, the “Term”), unless either party provides the other party with written notice of non-renewal at least sixty (60) days prior to the date of automatic renewal; provided, however, that if the Company enters into a definitive agreement to be acquired and the transactions contemplated thereby would result in the occurrence of a Change in Control (as defined below) if consummated, then the Company will no longer be permitted to provide Executive with written notice to not renew this Agreement unless such definitive agreement is terminated without the Change in Control being consummated. If the Change in Control is consummated, the Agreement will continue in effect through the longer of the date that is twenty-four (24) months following the effective date of the Change in Control or the remainder of the Term then in effect (for purposes of clarification, it will be possible for the Term of the Agreement to automatically extend after the Company enters into the definitive agreement, but before the Change in Control is consummated). If the definitive agreement is terminated without the transactions contemplated thereby having been consummated and at the time of such termination there is at least twelve (12) months remaining in the Term, the Agreement will continue in effect for the remainder of the Term then in effect, but if there is less than twelve (12) months remaining in the Term then in effect, the Agreement will automatically extend for an additional three (3) years from the date the definitive agreement is terminated. If Executive becomes entitled to benefits under Section 5 during the term of this Agreement, the Agreement will not terminate until all of the obligations of the parties hereto with respect to this Agreement have been satisfied.

(b) At-Will Employment. The Company and Executive acknowledge that, notwithstanding the foregoing, Executive’s employment is and will continue to be at-will, as defined under applicable law. As an at-will employee, either the Company or the Executive may terminate the employment relationship and this Agreement at any time, with or without cause; provided, however, that in connection with such termination, the Company will provide Executive with any applicable benefits under Section 5 to which Executive is entitled, all in accordance with the terms and conditions thereof.

4. Compensation and Benefits.

(a) Base Salary. As an annual base salary (“Base Salary”) for all services rendered pursuant to this Agreement, Executive will be paid an initial Base Salary in the gross amount of $750,000 calculated on an annualized basis, less necessary withholdings and authorized deductions, and payable pursuant to the Company’s regular payroll practices at the time. The Base Salary will be subject to review and adjustments will be made based upon the Company’s normal performance review practices as determined by the Company in its sole discretion.

(b) Relocation Reimbursements. The Company will reimburse Executive for reasonable and customary moving expenses incurred by Executive in connection with the Relocation, up to a maximum of $150,000 (the “Relocation Benefit”), less any necessary withholdings and authorized deductions. In order to be reimbursed, such expenses must be substantiated in writing (by valid receipts or any other reasonable method of invoicing, showing proof of payment for an eligible relocation cost) in accordance with the Company’s expense reimbursement policy. Such reimbursements will be paid to Executive in calendar year 2026 and be subject to Executive remaining employed with the Company through the date of payment. In the event Executive resigns Executive’s employment with the Company within twelve (12) months of the Effective Date, then no later than thirty (30) days after the date of termination of Executive’s employment, Executive will be required to repay to the Company a prorated portion of any Relocation Benefit that had been reimbursed by the Company, based upon the number of months remaining in the twelve (12)-month period measured from the Effective Date.

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

(c) Annual Bonus. During Executive’s employment under this Agreement, Executive will be eligible for an annual bonus, subject to the terms and conditions of the Company’s bonus plan, as in effect from time to time (the “Bonus Plan”), which is applicable to senior executives of the Company. The target amount of Executive’s annual bonus is 100% of Executive’s annual Base Salary (as defined in and calculated in accordance with the Company’s Bonus Plan). However, the actual amount of each annual bonus (if any) will be conditioned on the Company’s achievement of corporate performance objectives approved by the Board and, if applicable, Executive’s achievement of individual performance metrics to be established annually and approved by the Board, all as established pursuant to the Company’s Bonus Plan, and the amount of an annual bonus may be zero. For the avoidance of doubt, an annual bonus will be payable only if the corporate and/or individual performance objectives approved by the Board are achieved as determined by the Board, subject to the Board’s right to exercise discretion in determining the amount of the annual bonus to be awarded, if any, as set forth in the Company’s Bonus Plan. To encourage continued tenure with the Company, Executive must be employed by the Company as of the payment date to earn and be eligible for an annual bonus for the year to which the annual bonus relates, unless otherwise provided in Section 5. Bonuses will be paid out according to the terms of the Bonus Plan. Notwithstanding the foregoing, for fiscal year 2026 only, Executive’s annual bonus under the Bonus Plan will be guaranteed to be at least 50% of the Executive’s Base Salary (as defined in and calculated in accordance with the Bonus Plan then in effect) (the “Guaranteed Minimum Bonus”); provided, however, that Executive must be employed by the Company as of the Guaranteed Minimum Bonus payment date to earn and be eligible for the Guaranteed Minimum Bonus.

(d) Equity Incentive Awards. Executive will be eligible to receive awards of stock options, restricted stock units, performance stock units, or other equity awards pursuant to any plans or arrangements the Company may have in effect from time to time. The Company’s Board of Directors (the “Board”) or its Compensation Committee will determine in its discretion whether Executive will be granted any such equity awards and the terms of any such award in accordance with the terms of any applicable plan or arrangement that may be in effect from time to time.

(i) Initial RSUs. Subject to approval by the Board, the Company will grant Executive restricted stock units (“RSUs”) covering 1,250,000 shares of Company common stock (“Shares”) under and subject to the terms and conditions of the Company’s Stand-Alone Inducement Restricted Stock Unit Agreement, with a vesting schedule providing for one-fourth (1/4) of the underlying Shares vesting annually over a four-year period following grant, subject in each case to Executive’s continued employment through the applicable vesting date.

(ii) Initial PSUs. Subject to approval by the Board, the Company will grant Executive performance-based RSUs covering a total of 1,250,000 Shares (the “Initial PSUs”) under and subject to the terms and conditions of the Company’s Stand-Alone Inducement Restricted Stock Unit Agreement, with vesting criteria that include the following:

(1) 375,000 Shares underlying the Initial PSUs will be subject to a performance goal relating to the Company’s achievement, no later than September 30, 2027, of a Share Price (as defined below) that is at least equal to the greater of (a) $2.00 per share or (b) the price that is 25% above the Starting Price (as defined below). If such performance goal is achieved and the Board certifies such achievement, then such portion of the Initial PSUs will vest on the date that is one-year from the achievement date, subject to Executive’s continued employment through such vesting date.

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

(2) 375,000 Shares underlying the Initial PSUs will be subject to a performance goal relating to the Company’s achievement, no later than September 30, 2029, of a Share Price that is at least equal to the greater of (a) $2.50 per share or (b) the price that is 60% above the Starting Price. If such performance goal is achieved and the Board certifies such achievement, then such portion of the Initial PSUs will vest on the date that is one-year from the achievement date, subject to Executive’s continued employment through such vesting date.

(3) 500,000 Shares underlying the Initial PSUs will be subject to a performance goal relating to the Company’s achievement, no later than September 30, 2031, of a Share Price that is at least equal to the greater of (a) $3.00 per share or (b) the price that is 90% above the Starting Price. If such performance goal is achieved and the Board certifies such achievement, then such portion of the Initial PSUs will vest on the date that is one-year from the achievement date, subject to Executive’s continued employment through such vesting date.

(4) Notwithstanding the foregoing, in no event shall (a) more than 1/3rd of the aggregate number of Shares underlying the Initial PSUs vest on or prior to the first anniversary of the Initial PSUs grant date and (b) more than a cumulative total of 2/3rds of the aggregate number of Shares underlying the Initial PSUs vest on or prior to the second anniversary of the Initial PSUs grant date. Any Shares not vested solely by virtue of the application of this subsection shall vest on the next anniversary of the Initial PSUs grant date (i.e., the second anniversary or third anniversary, as applicable) to the extent that the vesting limitations set forth in the preceding sentence are not exceeded.

(5) For purposes of the Initial PSUs, “Share Price” as of a given date refers to the volume weighted average price of the Company’s common stock (“VWAP”) over a trailing, consecutive thirty (30) trading day period ending with and inclusive of such given date. For purposes of the Initial PSUs, “Starting Price” refers to the VWAP over a trailing, consecutive thirty (30) trading day period ending with and inclusive of Executive’s employment start date with the Company.

(iii) 2025 Refresh Award. At the Company’s next annual refresh equity award granting cycle following Executive’s employment start date with the Company, which currently is expected to occur in November 2025, subject to approval by the Board, the Company will grant Executive equity awards as part of that cycle with a grant date fair value (as determined in accordance with U.S. Generally Accepted Accounting Principles) equal to $2,300,000, with a mix of 50% RSUs (the “Refresh RSUs”) and 50% performance-based RSUs (the “Refresh PSUs”), under and subject to the terms and conditions of the Company’s 2026 Equity Incentive Plan (or such other applicable Company equity plan then in effect) and applicable award agreements thereunder. The Refresh RSUs will be scheduled to vest as to 1/3 of the underlying Shares annually over a three-year period following grant, subject in each case to Executive’s continued employment through the applicable vesting date. The Refresh PSUs will be subject to such vesting criteria and other terms as the Board may determine for annual refresh performance-based RSUs granted to other senior executives of the Company in such annual refresh equity award granting cycle.

(e) Flexible Time Off and Benefits. Executive will be allowed to use flexible time off for vacation, illness and holidays pursuant to the Company’s policies that apply to executive officers of the Company. In addition, Executive will be entitled to participate in any plans regarding benefits of employment, including pension, profit sharing, group health, disability insurance and other employee pension and welfare benefit plans now existing or hereafter established to the extent that Executive is then eligible under the terms of such plans and if the other executive officers of the Company generally are eligible to participate in such plan. The Company may, in its sole discretion and from time to time, establish additional senior management benefit plans as it deems appropriate. Executive understands that any such plans may be modified or eliminated in the Company’s sole discretion in accordance with applicable law, provided that no such plan modification or elimination shall result in Executive becoming unvested, or being required to revest, in any of Executive’s benefits that already are then vested.

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

(f) Reimbursement of Business Expenses. The Company will promptly reimburse to Executive his/her reasonable, customary and documented out-of-pocket reasonable and necessary business expenses in connection with the performance of his/her duties under this Agreement, and in accordance with the policies and procedures established by the Company; provided that each reimbursement shall be requested within two (2) months after being incurred.

(g) Sarbanes-Oxley Act Loan Prohibition and Company Compensation-Related Polices. To the extent that any Company benefit, program, practice, arrangement or this Agreement would or might otherwise result in Executive’s receipt of an illegal loan (the “Loan”), the Company shall use commercially reasonable efforts to provide Executive with a substitute for the Loan that is lawful and of at least equal value to Executive. If this cannot be done, or if doing so would be significantly more expensive to the Company than making the Loan, in each case as determined by the Company in its sole discretion, the Company need not make the Loan to Executive or provide him/her a substitute for it. Further, Executive acknowledges that any bonus or equity award provided for in this Agreement or otherwise awarded to him/her shall be subject to the Company’s policies regarding recoupment and clawback and, pursuant to the Company’s Compensation Recovery Policy (the “Clawback Policy”), any of Executive’s “Incentive-Based Compensation” as defined therein shall be subject to the Clawback Policy, in each case as such policies may be amended from time to time, and Executive agrees that he/she will be subject to, and shall comply with, the Company’s stock ownership requirements which are set forth in its Amended and Restated Corporate Governance Guidelines, as such requirements may be amended from time to time, and the Company’s Insider Trading Policy, as amended from time to time.

5. Termination of Employment.

(a) By Company Without Cause. Subject to the last paragraph of this Section 5(a), the Company may terminate Executive’s employment without Cause (as defined below) (excluding due to Executive’s death or Incapacity (as defined below)) effective on thirty (30) days’ written notice (such thirty (30)-day period, the “Notice Period”, and such notice, the “Termination Notice”), during which notice period Executive may be relieved of his/her duties, placed on paid terminal leave and shall resign from the Board. In such event and subject to the other provisions of this Agreement, Executive will be entitled to:

(i) continued coverage under the Company’s insurance-based benefit plans through the termination date and such other benefits to which he/she may be entitled pursuant to the terms and conditions of the Company’s benefit plans, provided, however, that Executive shall not participate in any severance plan of the Company;

(ii) payment of all earned but unpaid compensation (including any accrued unpaid vacation, as applicable) through the effective date of termination, payable on or before the termination date; and

(iii) reimbursement of expenses incurred on or before the termination date in accordance with Section 4(f), above, if a request for reimbursement of the expenses was timely submitted to the Company; plus

(iv) payment of the equivalent of the Base Salary, as then in effect (provided that if there has been any reduction in the Base Salary that would otherwise constitute Good Reason, then the rate in effect prior to such reduction), that he/she would have earned over the next twelve (12) months following the termination date (less necessary withholdings and authorized deductions) (the “Severance Payment”), payable in a lump sum on the first regularly scheduled payroll date following the date the Release becomes effective and irrevocable (the “Release Effective Date”), but (1) in any event within 30 days after the Release Effective Date and (2) subject to Section 16, below;

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

(v) either (1) if Executive’s termination date occurs on or following the date on which bonus payments to similarly situated executives are made under the Bonus Plan for the fiscal year prior to the fiscal year in which Executive’s termination occurs (the “Prior Fiscal Year”), then payment of a prorated portion of the actual bonus Executive would have otherwise received for the fiscal year during which the termination occurs, as if Executive had remained employed by the Company through the date that would have otherwise been required to earn the bonus, but without the Board or any committee of the Board exercising any negative discretion to reduce the amount of the award, calculated by dividing the number of days from the start of the fiscal year through the termination date by 365 and multiplying the amount of such actual bonus Executive would have otherwise received by this percentage (but not by more than 100%), and paid at the same time as bonuses are paid to other Company executives that are similarly situated to Executive but in any case in the same calendar year in which the performance period ends; provided, however, that if the termination date is after the seventh month of the fiscal year, the actual bonus will not be prorated and Executive will receive 100% of such actual bonus Executive would have otherwise received for that fiscal year (without the Board or any committee of the Board exercising any negative discretion) at the same time as bonuses are paid to other Company executives that are similarly situated to Executive but in any case in the same calendar year in which the performance period ends, or (2) if Executive’s termination date occurs prior to the date on which bonus payments to similarly situated Company executives are made under the Bonus Plan for the Prior Fiscal Year, then payment of the actual bonus Executive would have otherwise received under the Bonus Plan for the Prior Fiscal Year, as if Executive had remained employed by the Company through the date that would have otherwise been required to earn the bonus, but without the Board or any committee of the Board exercising any negative discretion to reduce the amount of the award, paid at the same time as bonuses are paid to other Company executives that are similarly situated to Executive but in any case in the same calendar year in which the applicable fiscal year ends;

(vi) subject to Section 5(g), reimbursement of insurance premiums payable to retain group health coverage as of the termination date for himself/herself and his/her eligible dependents pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended (“COBRA”), for twelve (12) months from the date Executive becomes COBRA eligible or the maximum period of COBRA coverage, whichever is less; provided that Executive must submit a reimbursement request in accordance with Company policy within thirty (30) days of paying such insurance premiums. The Company will reimburse Executive within thirty (30) days of receiving a properly submitted request. In addition, if Executive accepts other employment within such twelve (12) months, the Company’s obligation under this Section 5(a)(vi) will be extinguished as of the date Executive becomes eligible to be covered under the group health plan of Executive’s new employer; and

(vii) payment for executive outplacement assistance services with the Company’s then current outplacement services vendor and in accordance with the Company’s then current policies and practices with respect to outplacement assistance for other executives of the Company for up to twelve (12) months after the termination date.

The payments and benefits set forth in Sections 5(a)(i)-(iii) shall be referred to as the “Accrued Benefits”, and the payments and benefits set forth in Sections 5(a)(iv)-(vii) shall be referred to as the “Severance Benefits”. Executive shall not receive the Severance Benefits, the “Enhanced Severance Benefits” as provided in Section 5(e), or the Termination Notice Replacement Payment (as defined below) unless Executive executes a separation agreement and general release in a form reasonably acceptable to the Company (the “Release”), and the same becomes effective and irrevocable pursuant to its terms within

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

the 60-day period following the termination of his/her employment. Notwithstanding the foregoing paragraphs of this Section 5(a), the Company may terminate Executive’s employment prior to the expiration of the Notice Period, and in the case of such termination, the Company shall pay Executive the equivalent of the Base Salary he/she would have earned over the remainder of the Notice Period (less necessary withholdings and authorized deductions) at his/her then current Base Salary rate (the “Termination Notice Replacement Payment”), subject to Executive satisfying the requirements of the previous sentence. Any such Termination Notice Replacement will be paid in a lump sum at the same time as the Severance Payment.

(b) By Company With Cause. The Company may terminate Executive’s employment at any time and without prior notice, written or otherwise, for Cause. As used in this Agreement, “Cause” shall mean any of the following conduct by Executive: (i) material breach of this Agreement, or a material violation of a Company policy or of a law, rule or regulation applicable to the Company or its operations; (ii) demonstrated and material neglect of duties, or failure or refusal to perform the material duties of his/her position, or the failure to follow the reasonable and lawful instructions of the Board; (iii) gross misconduct or dishonesty, self-dealing, fraud or similar conduct that the Board reasonably determines has caused, is causing or reasonably is likely to cause harm to the Company; or (iv) conviction of or plea of guilty or nolo contendere to a felony (other than a traffic offense that is not punishable by a sentence of incarceration) or any crime involving fraud, embezzlement, or any other act of moral turpitude. A termination for Cause pursuant to Section 5(b)(ii) shall be effective only if such failure continues after Executive has been given written notice thereof and fifteen (15) business days thereafter in which to present his/her position to the Board or to cure the same, unless the Board reasonably determines that the reason(s) for termination are not capable of being cured. In the event of termination for Cause, Executive will be entitled only to the Accrued Benefits through the termination date, which will be the date on which the notice is given, and the Company will have no further obligation to pay any compensation of any kind (including without limitation any bonus or portion of a bonus that otherwise may have become due and payable to Executive with respect to the year in which such termination date occurs but for Executive’s termination prior to the payment date), or severance payment of any kind nor to make any payment in lieu of notice.

(c) Incapacity or Death.

(i) If Executive becomes unable, due to physical or mental illness or injury, to perform the essential duties of his/her position for more than twelve (12) consecutive weeks in any twelve (12) month period during this Agreement with or without reasonable accommodation (“Incapacity”), the Company has the right to terminate Executive’s employment on fifteen (15) days’ written notice. Further, Executive’s employment pursuant to this Agreement shall be immediately terminated without notice by the Company upon the death of Executive.

(ii) In the event of termination for Incapacity or if Executive dies while actively employed pursuant to this Agreement, (i) Executive will be entitled to receive the Accrued Benefits, (ii) any unvested equity awards previously granted to Executive that are scheduled to vest based solely on the achievement of service-based conditions (“Time-based Equity Awards”) shall become immediately vested to the extent that such Time-based Equity Awards would have vested within twelve (12) months after the date of termination had such Time-based Equity Awards had vesting schedules that provided for pro-rata vesting on a monthly basis over the entirety of the vesting schedule (and, for clarity, any reference to the vesting date for purposes of settlement timing applicable to any restricted stock units or similar full-value awards that accelerate vesting under this Section 5(c)(ii) refers to the date that such award no longer is subject to a substantial risk of forfeiture), and (iii) with respect to any equity awards that are scheduled to vest based on the achievement of performance-based conditions (which may include additional service-based conditions) (“Performance-based Equity Awards”) for which the performance period is scheduled to end within twelve (12) months after the date of termination, each such Performance-

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

based Equity Award will remain outstanding until the date the Board or Compensation Committee of the Board (the “Compensation Committee”) determines whether the applicable performance condition is achieved (provided that in no event will such Performance-based Equity Award remain outstanding beyond the Performance-based Equity Award’s maximum term to expiration), will vest in accordance with its terms to the extent such performance condition is achieved, and will be settled in the same calendar year as the calendar year in which the performance period ends.

(d) Resignation for Good Reason. Executive may terminate this Agreement for Good Reason (as defined below) by giving written notice to the Company of such termination, subject to Executive complying with the notice, cure period and other requirements set forth within the definition of Good Reason below. As used in this Agreement, “Good Reason” shall mean the occurrence of any one of the following without Executive’s written consent: (i) a material reduction in Executive’s base compensation (which includes Base Salary, the Executive’s target annual bonus and any other base compensation), (ii) any action or inaction that constitutes a material breach by the Company of this Agreement; (iii) during the Change in Control Period, a material diminution in Executive’s authority, duties or responsibilities such that they are materially inconsistent with Executive’s then position or, outside of the Change in Control Period, a material diminution in Executive’s duties or responsibilities such that they are materially inconsistent with the position for which Executive originally was appointed as President and Chief Executive Officer of the Company); and (iv) a relocation of the Executive’s primary work location to a location that increases Executive’s commute by thirty (30) miles or more, provided that no termination for Good Reason shall be effective until Executive has given the Company written notice (pursuant to Section 11 below) within sixty (60) days after Executive becomes aware of the initial occurrence of any of the foregoing specifying the event or condition constituting the Good Reason and the specific reasonable cure requested by Executive, and the Company has failed to cure the occurrence within thirty (30) days of receiving written notice from Executive, and Executive resigns within six (6) months after Executive becomes aware of the initial occurrence. To the extent Executive’s principal work location is not the Company’s offices or facilities due to a shelter-in-place order, quarantine order, or similar work-from-home requirement that applies to Executive, Executive’s principal work location, from which a change in location under the foregoing clause (iv) will be measured, will be considered the Company’s office or facility location where Executive’s employment with the Company primarily was or would have been based immediately prior to the commencement of such shelter-in-place order, quarantine order, or similar work-from-home requirement. In the event of a termination for Good Reason, Executive will be entitled to the Accrued Benefits and the Severance Benefits, on the same conditions, form of payment and timing as set forth in Section 5(a).

(e) Effect of Change in Control. If the Company terminates Executive’s employment with the Company without Cause (excluding due to Executive’s death or Incapacity) or if Executive resigns from such employment for Good Reason, and, in each case, such termination occurs during the Change in Control Period (as defined below), Executive will be entitled to the Accrued Benefits, and subject to the same conditions set forth in the final paragraph of Section 5(a): (i) two (2) times the Severance Payment set forth in Section 5(a)(iv), paid in the same form (i.e., a lump sum) and at the same time as the Severance Payments set forth in Section 5(a)(iv), (ii) subject to Section 5(g), the reimbursement of health insurance premiums payable to retain group health coverage as of the termination date for Executive and Executive’s eligible dependents for up to twelve (12) months in the same form and at the same time and under the same conditions as provided in Section 5(a)(vi), (iii) a taxable monthly payment (which may be used for any purpose) equal to the actual COBRA reimbursement payment that Executive receives under Section 5(e)(ii) for any particular month, (iv) two hundred percent (200%) of Executive’s target bonus for the fiscal year during which termination occurs, but no less than two hundred percent (200%) of the target bonus in effect for the fiscal year immediately prior to the Change in Control if the Change in Control occurs within the first three (3) months of the fiscal year, payable at the same time as the payment under clause (i) of this Section 5(e), (v) all outstanding unvested equity awards previously granted to Executive shall become

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

immediately vested, with Performance-based Equity Awards vesting at target unless otherwise specified in the applicable Performance-based Equity Award’s award agreement (and, for clarity, any reference to the vesting date for purposes of settlement timing applicable to any restricted stock units or similar full-value awards that accelerate vesting under this Section 5(e)(v) refers to the date that such award no longer is subject to a substantial risk of forfeiture) and (vi) payment for executive outplacement assistance services with the Company’s then current outplacement services vendor and in accordance with the Company’s then current policies and practices with respect to outplacement assistance for other executives of the Company for up to twelve (12) months after the termination date (the payments and benefits set forth in Sections 5(e)(i)-(vi) shall be referred to as the “Enhanced Severance Benefits”).

For the avoidance of doubt, if Executive’s termination without Cause (excluding due to Executive’s death or Incapacity) or resignation for Good Reason occurs prior to a Change in Control, then any unvested portion of Executive’s outstanding equity awards will remain outstanding until the earlier of (i) the date that is three (3) months following the termination of Executive’s employment or (ii) the date that a Change in Control occurs (provided that in no event will any of Executive’s equity awards remain outstanding beyond the equity award’s maximum term to expiration). In the event that a Change in Control does not occur by the date that is three (3) months following the termination of Executive’s employment, any unvested portion of Executive’s equity awards automatically will be forfeited permanently without having vested. Further, for any Performance-based Equity Awards, the performance-based vesting component of the equity awards shall not be deemed to be automatically achieved as a result of the application of Section 5(e)(v) but will remain outstanding during the three (3) month period following Executive’s termination or through the date of the Change in Control, as applicable, to determine whether a Change in Control would have occurred within three (3) months of the termination of Executive’s employment and, if so, the extent to which the performance condition is achieved, such determination to be made in accordance with the procedures set forth in the applicable award agreement. If the performance condition is satisfied and that would cause the award to become eligible to vest based on continued service, then clause (v) of this Section 5(e) will cause the service-based vesting component to be deemed satisfied and the vesting of the equity award will be accelerated as to the portion of the award that became eligible to vest. For clarity, if there is no service-based condition that applies with respect to any portion of such equity award upon such satisfaction of the performance condition, such portion of the equity award will immediately vest upon such satisfaction of the performance condition.

For the sake of clarity, if any payments or benefits are payable under this Section 5(e), no payments or benefits shall be made under any other subsection of this Section 5, including Section 5(a) and Section 5(d), and any Enhanced Severance Benefits will be reduced by any Severance Benefits that may have been paid or provided with respect to any termination triggering Severance Benefits that occurs during the three-month period prior to a Change in Control (this provision, the “Non-duplication Provision”).

As used in this Agreement, a “Change in Control” shall mean any of the following events:

(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this clause (i), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event shall not be considered a Change in Control under this clause (i). For this purpose, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12)-month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12)-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this clause (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this clause (iii)(B)(3). For purposes of this clause (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

As used in this Agreement, a “Change in Control Period” shall mean the period beginning three (3) months prior to, and ending twenty-four (24) months following, a Change in Control.

(f) Voluntary Resignation without Good Reason. Executive may terminate this Agreement without Good Reason effective on sixty (60) day’s written notice, unless the Company in its sole discretion accepts the resignation earlier. In the event that Executive resigns without Good Reason as defined above in Section 5(d), Executive will be entitled only to the Accrued Benefits through the termination date. The Company will have no further obligation to pay any compensation of any kind

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

(including without limitation any bonus or portion of a bonus that otherwise may have become due and payable to Executive with respect to the year in which such termination date occurs unless he/she remains employed with the Company as of the date corresponding bonuses are paid to other senior executives of the Company), or severance payments of any kind.

(g) If the Company determines in its sole discretion that it cannot make the COBRA reimbursements under Section 5(a)(vi) or Section 5(e)(ii) (the “COBRA Reimbursements”) without potentially violating applicable law (including, without limitation, Section 2716 of the Public Health Service Act), the Company will in lieu thereof provide to Executive a taxable monthly payment, payable on the last day of a given month, in an amount equal to the monthly COBRA premium that the Executive would be required to pay to continue the Executive’s group health coverage in effect on the termination of employment date (which amount will be based on the premium for the first month of COBRA continuation coverage), which payments will be made regardless of whether the Executive elects COBRA continuation coverage and will commence on the month following the Executive’s termination of employment and will end on the earlier of (x) the date upon which the Executive obtains other employment or (y) the date the Company has paid an amount equal to 12 payments. For the avoidance of doubt, such taxable payments in lieu of COBRA Reimbursements (the “COBRA Substitute Payments”) may be used for any purpose, including, but not limited to continuation coverage under COBRA, and will be subject to all applicable tax withholding. Notwithstanding anything to the contrary under this Agreement, if at any time the Company determines in its sole discretion that it cannot provide the COBRA Substitute Payments without violating applicable law (including, without limitation, Section 2716 of the Public Health Service Act), Executive will not receive the COBRA Substitute Payments or any further COBRA Reimbursements.

6. Proprietary Information Obligations.

(a) Proprietary Information and Confidentiality. Both before and during the term of Executive’s employment, Executive will have access to and become acquainted with Company confidential and proprietary information (together “Proprietary Information”), including but not limited to information or plans concerning the Company’s products and technologies; customer relationships; sales, marketing and financial operations and methods; trade secrets; formulae and secret developments and inventions; processes; and other compilations of information, records, and specifications. Executive will not disclose any of the Proprietary Information directly or indirectly, or use it in any way, either during his/her employment pursuant to this Agreement or at any time thereafter, except as reasonably required in the course of his/her employment with the Company or as authorized in writing by the Company. Notwithstanding the foregoing, Proprietary Information does not include information that is otherwise publicly known or available, provided it has not become public as a result of a breach of this Agreement or any other agreement Executive has to keep information confidential. Proprietary Information does not include general knowledge, skill, and experience Executive acquires during the course of or in connection with Executive’s employment with the Company or a former employer. It is not a breach of this Agreement for Executive to disclose Proprietary Information (i) pursuant to an order of a court or other governmental or legal body or (ii) in connection with Protected Activity (as defined below). Executive understands that nothing in this Agreement shall in any way limit or prohibit Executive from engaging in any Protected Activity. For purposes of this Agreement, “Protected Activity” includes filing and/or pursuing a charge or complaint with, or otherwise communicating or cooperating with or participating in any investigation or proceeding that may be conducted by, any federal, state or local government agency or commission, including the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the Occupational Safety and Health Administration, and the National Labor Relations Board (“Government Agencies”), including disclosing documents or other information as permitted by law. In addition, nothing in this Agreement, including its definition of Proprietary Information, prevents Executive from discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that Executive has reason to believe is unlawful. Notwithstanding the preceding,

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

Executive agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any Company trade secrets, proprietary information, or confidential information that does not involve unlawful acts in the workplace or the activity otherwise protected herein. Executive understands that Executive is not permitted to disclose the Company’s attorney-client privileged communications or attorney work product. In addition, I hereby acknowledge that the Company has provided me with notice in compliance with the Defend Trade Secrets Act of 2016 regarding immunity from liability for limited disclosures of trade secrets. The full text of the notice is attached in Exhibit A. Finally, Executive understands that nothing in this Agreement, including its definition of Proprietary Information, (i) limits employees’ rights to discuss or disclose wages, benefits, or terms and conditions of employment as protected by applicable law, including any rights under Section 7 of the National Labor Relations Act, or (ii) otherwise impairs employees from assisting other Company employees and/or former employees in the exercise of their rights under Section 7 of the National Labor Relations Act.

(b) Inventions Agreement and Assignment.

(i) Executive hereby agrees to disclose promptly to the Company (or any persons designated by it) all developments, designs, creations, improvements, original works of authorship, formulas, processes, know-how, techniques and/or inventions (collectively, the “Inventions”) (A) which are made or conceived or reduced to practice by Executive, either alone or jointly with others, in performing his/her duties during the period of Executive’s employment by the Company, that relate to or are useful in the business of the Company; or (B) which result from tasks assigned to Executive by the Company, or from Executive’s use of the premises or other resources owned, leased or contracted by the Company.

(ii) Executive agrees that all such Inventions which the Company in its discretion determines to be related to or useful in its business or its research or development, or which result from work performed by Executive for the Company, will be the sole and exclusive property of the Company and its assigns, and the Company and its assigns will have the right to use and/or to apply for patents, copyrights or other statutory or common law protections for such Inventions in any and all countries. Executive further agrees to assist the Company in every reasonable way (but at the Company’s expense) to obtain and from time to time enforce patents, copyrights and other statutory or common law protections for such Inventions in any and all countries. To that end, Executive will execute all documents for use in applying for and obtaining such patents, copyrights and other statutory or common law protections therefor and enforcing the same, as the Company may desire, together with any assignments thereof to the Company or to persons or entities designated by the Company. Should the Company be unable to secure Executive’s signature on any document necessary to apply for, prosecute, obtain, or enforce any patent, copyright or other right or protection relating to any Invention, whether due to his/her mental or physical incapacity or any other cause, Executive hereby irrevocably designates and appoints the Company and each of its duly authorized officers and agents as Executive’s agent and attorney-in-fact, to act for and in his/her behalf and stead, to execute and file any such document, and to do all other lawfully permitted acts to further the prosecution, issuance, and enforcement of patents, copyrights or other rights or protections with the same force and effect as if executed and delivered by Executive. Executive’s obligations under this Section 6(b)(ii) will continue beyond the termination of Executive’s employment with the Company, but the Company will compensate Executive at a reasonable rate after such termination for time actually spent by Executive at the Company’s request in providing such assistance.

(iii) Executive hereby acknowledges that all original works of authorship which are made by Executive (solely or jointly with others) within the scope of Executive’s employment which are protectable by copyright are “works for hire,” as that term is defined in the United States Copyright Act (17 USCA, Section 101).

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

(iv) Any provision in this Agreement requiring Executive to assign Executive’s rights in any Invention to the Company will not apply to any invention that is exempt under the provisions of California Labor Code section 2870, which provides:

“(a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer’s equipment, supplies, facilities, or trade secret information except for those inventions that either: (1) relate at the time of conception or reduction to practice of the invention to the employer’s business, or actual or demonstrably anticipated research or development of the employer; or (2) result from any work performed by the employee for the employer. (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.”

(c) Non-Solicitation of Customers and Other Business Partners. Executive recognizes that by virtue of his/her employment with the Company, he/she will be introduced to and involved in the solicitation and servicing of existing customers and other business partners of the Company and new customers and business partners obtained by the Company during his/her employment. Executive understands and agrees that all efforts expended in soliciting and servicing such customers and business partners shall be for the benefit of the Company. Executive further agrees that during his/her employment with the Company he/she will not engage in any conduct which could in any way jeopardize or disturb any of the customer and business partner relationships of the Company. In addition, to the extent permitted under applicable law, Executive agrees that, for a period beginning on the Effective Date and ending twelve (12) months after termination of Executive’s employment with the Company, regardless of the reason for such termination, Executive shall not use any Proprietary Information to, directly or indirectly, solicit, direct, interfere with, or entice away from the Company any existing customer, licensee, licensor, vendor, contractor or distributor of the Company or for the customer or other business partner to expand its business with a competitor, without the prior written consent of the Board.

(d) Non-Solicitation of Employees. Executive recognizes the substantial expenditure of time and effort which the Company devotes to the recruitment, hiring, orientation, training and retention of its employees. Accordingly, Executive agrees that, for a period beginning on the Effective Date and ending twelve (12) months after termination of Executive’s employment with the Company, regardless of the reason for such termination, Executive shall not use any Proprietary Information to, directly or indirectly, for himself or on behalf of any other person or entity, solicit, offer employment to, hire or otherwise retain the services of any employee of the Company in a position classified as exempt from overtime pay requirements. For purposes of the foregoing, “employee of the Company” shall include any person who was an employee of the Company at any time within six (6) months prior to the prohibited conduct.

(e) Company Property and Materials.

(i) All files, records, documents, computer-recorded or electronic information, drawings, specifications, equipment, and similar items relating to Company business, whether prepared by Executive or otherwise coming into his/her possession, will remain the Company’s exclusive property and will not be removed from Company premises under any circumstances whatsoever without the Company’s prior written consent, except when, and only for the period, necessary to carry out Executive’s duties hereunder

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

(ii) In the event of termination of Executive’s employment for any reason, Executive will promptly deliver to the Company all Company equipment (including, without limitation, any cellular phones, beeper/pagers, computer hardware and software, fax machines and other tools of the trade) and all originals and copies of all documents, including without limitation, all books, customer lists, forms, documents supplied by customers, records, product lists, writings, manuals, reports, financial documents and other documents or property in Executive’s possession or control, which relate to the Company’s business in any way whatsoever, and in particular to customers of the Company, or which may be considered to constitute or contain Proprietary Information as defined above, and Executive will neither retain, reproduce, nor distribute copies thereof (other than copies of Executive’s electronic or hardcopy address and telephone contact data base or directories). Notwithstanding the foregoing, Executive shall be allowed to retain a copy of the Employee Handbook and personnel records relating to Executive’s employment.

(f) Remedies for Breach. Executive acknowledges that any breach by Executive of this Section 6 would cause the Company irreparable injury and damage for which monetary damages are inadequate. Accordingly, in the event of a breach or a threatened breach of this Section 6, the Company will be entitled to seek an injunction restraining such breach. In addition, in the event of a breach of this Section 6, the Company’s obligation to pay any unpaid portion of the Severance Benefits, the Enhanced Severance Benefits, or the Termination Notice Replacement Payments of this Agreement will be extinguished. Nothing contained herein will be construed as prohibiting the Company from pursuing any other remedy available to the Company for such breach or such threatened breach. Executive has carefully read and considered these restrictions and agrees they are fair and reasonable restrictions on Executive and are reasonably required for the protection of the interests of the Company. Executive agrees not to circumvent the spirit of these restrictions by attempting to accomplish indirectly what Executive is otherwise restricted from doing directly. Executive agrees that the restrictions in this Section 6 are reasonable and necessary to protect the Company’s Proprietary Information, and they do not prevent Executive from working in the medical device industry. Executive agrees that the covenants and agreements by Executive contained in this Section 6 shall be in addition to any other agreements and covenants Executive may have agreed to in any other employee proprietary information, confidentiality, non-disclosure or other similar agreement and that this Section 6 shall not be deemed to limit such other covenants and agreements, all of which shall continue to survive the termination of this Agreement in accordance with their respective terms. A breach by Executive of the terms of such other agreements and covenants shall be deemed to be a breach by Executive of this Section 6 and of this Agreement. To the extent any of the provisions in this Section 6 are held to be overly broad or otherwise unenforceable at the time enforcement is sought, Executive agrees that the provision shall be reformed and enforced to the greatest extent permissible by law. Executive further agrees that if any portion of this Section 6 is held to be unenforceable, the remaining provisions of this Section 6 shall be enforced as written.

7. Interpretation, Governing Law and Exclusive Forum. The validity, interpretation, construction, and performance of this Agreement shall be governed by the laws of the State of Wisconsin (excluding any that mandate the use of another jurisdiction’s laws). Any arbitration (unless otherwise mutually agreed), litigation or similar proceeding with respect to such matters only may be brought within Dane County, Wisconsin, and all parties to this Agreement consent to Wisconsin’s jurisdiction.

8. Entire Agreement. All oral or written agreements or representations, express or implied, with respect to the subject matter of this Agreement are set forth in this Agreement.

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

9. Severability. In the event that one or more of the provisions contained in this Agreement are held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such holding shall not impair the validity, legality or enforceability of the remaining provisions herein.

10. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, Executive and his/her estate, but Executive may not assign or pledge this Agreement or any rights arising under it, except to the extent permitted under the terms of the benefit plans in which he/she participates. No rights or obligations of the Company under this Agreement may be assigned or transferred except that the Company shall require any successor (whether direct or indirect, by purchase, merger, reorganization, sale, transfer of stock, consideration or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no succession had taken place. As used in this Agreement, “Company” means the Company as hereinbefore defined and any successor to its business and/or assets (by merger, purchase or otherwise as provided in this Section 10) which executes and delivers the agreement provided for in this Section 10 or which otherwise becomes bound by all the terms and provisions of this Agreement by operation of law. In the event that any successor refuses to assume the obligations hereunder, the Company as hereinbefore defined shall remain fully responsible for all obligations hereunder.

11. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be given by hand delivery, electronic mail, facsimile, telecopy, overnight courier service, or by United States certified or registered mail, return receipt requested. Each such notice, request, demand or other communication shall be effective (i) if delivered by hand or by overnight courier service, when delivered at the address specified in this Section 11; (ii) if given by electronic mail, facsimile or telecopy, when such electronic mail, facsimile or telecopy is transmitted to the electronic mail address or facsimile or telecopy number specified in this Section 11 and confirmation is received if during normal business hours on a business day, and otherwise, on the next business day; and (iii) if given by certified or registered mail, three (3) days after the mailing thereof. Notices shall be addressed to the parties as follows (or at such other address, email address or fax number as either party may from time to time specify in writing by giving notice as provided herein):

If to the Company:	Accuray Incorporated
1240 Deming Way
Madison, WI 53717
Attn: Board of Directors c/o Corporate Secretary

If to Executive:	Stephen La Neve
Address: most recent on file with the Company
Email: most recent on file with the Company

12. Indemnification. As soon as reasonably practicable after the due execution of this Agreement by each of the parties hereto, the Company and Executive will enter into the Company’s standard form of indemnification agreement utilized by the Company for its directors and executive officers unless such an agreement is already in effect.

13. Dispute Resolution. The parties agree that all disputes, claims or controversies between them and between Executive and any of the Company’s affiliated entities and the successor of all such entities, including any dispute, claim or controversy arising from or otherwise in connection with this Agreement and/or Executive’s employment with the Company, will be resolved as follows:

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

(a) Prior to initiating any other proceeding, the complaining party will provide the other party with a written statement of the claim identifying any supporting witnesses or documents and the requested relief. The responding party shall within forty-five (45) days furnish a statement of the relief, if any, that it is willing to provide, and identify supporting witnesses or documents.

(b) If the matter is not resolved by the exchange of statements of claim and statements of response as provided herein, the parties shall submit the dispute to non-binding mediation, the cost of the mediator to be paid by the Company, before a mediator and/or service to be jointly selected by the parties. Each party will bear his/her or its own attorney’s fees and witness fees.

(c) If the parties cannot agree on a mediator and/or if the matter is not otherwise resolved by mediation, any controversy or claim between Executive and the Company and any of its current or former directors, officers and employees, including any arising out of or relating to this Agreement or breach thereof, shall be settled by final and binding arbitration pursuant to the Federal Arbitration Act (9 U.S.C. Sec. 1 Et Seq.) (the “FAA”), which shall take place in Santa Clara County, California, or elsewhere as mutually agreed by the parties, before a single, neutral, arbitrator pursuant to the Employment Dispute Rules of Judicial Arbitration and Mediation Services, Inc. (“JAMS”), unless the parties to the dispute agree to another arbitration service or independent arbitrator. The arbitrator will render an award together with a written opinion indicating the bases for such opinion; and the arbitrator will have full authority to award all remedies that would be available in court. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. Each party shall bear its own attorney’s fees and costs, unless the claim is based on a statute that provides otherwise. The Company will pay the arbitrator’s fees and any administrative charges of the arbitration service, except that if Executive initiates the claim, he/she will pay a portion of the administrative charges equal to the amount he/she would have paid to initiate the claim in a court of general jurisdiction. The Company will have at least ninety (90) days from the date it receives an invoice from JAMS to pay such invoice.

(d) THE FAA’S SUBSTANTIVE AND PROCEDURAL PROVISIONS SHALL EXCLUSIVELY GOVERN AND APPLY WITH FULL FORCE AND EFFECT TO THIS ARBITRATION AGREEMENT, INCLUDING ITS ENFORCEMENT, AND ANY STATE COURT OF COMPETENT JURISDICTION SHALL STAY PROCEEDINGS PENDING ARBITRATION OR COMPEL ARBITRATION IN THE SAME MANNER AS A FEDERAL COURT UNDER THE FAA. EXECUTIVE AND THE COMPANY FURTHER AGREE THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, EXECUTIVE MAY BRING ANY ARBITRATION PROCEEDING ONLY IN EXECUTIVE’S INDIVIDUAL CAPACITY, AND NOT AS A PLAINTIFF, REPRESENTATIVE, OR CLASS MEMBER IN ANY PURPORTED CLASS OR COLLECTIVE ACTION, LAWSUIT OR PROCEEDING. EXECUTIVE AGREES THAT ANY CLAIMS EXECUTIVE MAY BRING PURSUANT TO THE PRIVATE ATTORNEYS GENERAL ACT (“PAGA”) ON BEHALF OF THE LABOR AND WORKFORCE DEVELOPMENT AGENCY MUST BE ARBITRATED ONLY IN EXECUTIVE’S INDIVIDUAL CAPACITY WITHOUT ANY JOINDER OR REPRESENTATION OF ANY CALIFORNIA LABOR CODE VIOLATIONS THAT WERE OR COULD BE ASSERTED BY OR ON BEHALF OF ANY OTHER PERSONS. EXECUTIVE AND THE COMPANY AGREE THAT THIS ARBITRATION PROCEDURE WILL BE THE EXCLUSIVE MEANS OF REDRESS FOR ANY DISPUTES RELATING TO OR ARISING FROM EXECUTIVE’S EMPLOYMENT WITH THE COMPANY OR TERMINATION THEREFROM, INCLUDING DISPUTES OVER UNPAID WAGES, BREACH OF CONTRACT OR TORT, VIOLATION OF PUBLIC POLICY, RIGHTS PROVIDED BY FEDERAL, STATE OR LOCAL STATUTES, REGULATIONS, ORDINANCES, AND COMMON LAW, LAWS THAT PROHIBIT DISCRIMINATION BASED ON ANY PROTECTED CLASSIFICATION, AND ANY OTHER STATUTES OR LAWS RELATING TO AN EXECUTIVE’S RELATIONSHIP WITH THE COMPANY. THE FOREGOING NOTWITHSTANDING, CLAIMS FOR WORKERS’ COMPENSATION BENEFITS OR UNEMPLOYMENT INSURANCE, OR ANY OTHER

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

CLAIMS WHERE MANDATORY ARBITRATION IS PROHIBITED BY LAW, ARE NOT COVERED BY THIS ARBITRATION PROVISION. THE PARTIES EXPRESSLY WAIVE THE RIGHT TO A JURY TRIAL, AND AGREE THAT THE ARBITRATOR’S AWARD SHALL BE FINAL AND BINDING ON BOTH PARTIES. THIS ARBITRATION PROVISION IS TO BE CONSTRUED AS BROADLY AS IS PERMISSIBLE UNDER APPLICABLE LAW.

14. Representations. Each person executing this Agreement hereby represents and warrants on behalf of himself/herself and of the entity/individual on whose behalf he/she is executing the Agreement that he/she is authorized to represent and bind the entity/individual on whose behalf he/she is executing the Agreement. Executive specifically represents and warrants to the Company that he/she reasonably believes (a) he/she is not under any contractual or other obligations that would prevent, limit or impair Executive’s performance of his/her obligations under this Agreement and (b) that entering into this Agreement will not result in a breach of any other agreement to which he/she is a party. Executive acknowledges that Executive has been given the opportunity to consult with legal counsel and seek such advice and consultation as Executive deems appropriate or necessary.

15. Amendments and Waivers. No provisions of this Agreement may be modified, waived, or discharged except by a written document signed by Executive and a duly authorized Company officer. Thus, for example, promotions, commendations, and/or bonuses shall not, by themselves, modify, amend, or extend this Agreement. A waiver of any conditions or provisions of this Agreement in a given instance shall not be deemed a waiver of such conditions or provisions at any other time.

16. Taxes.

(a) Withholdings. The Company may withhold from any compensation and benefits payable under this Agreement all federal, state, city and other taxes or amounts as shall be determined by the Company to be required to be withheld pursuant to applicable laws, or governmental regulations or rulings. Executive shall be solely responsible for the satisfaction of any taxes (including employment taxes imposed on employees and penalty taxes on nonqualified deferred compensation).

(b) Net Proceeds Maximization. Notwithstanding any provision of this Agreement to the contrary, if all or any portion of the payments or benefits received or realized by Executive pursuant to this Agreement either alone or together with other payments or benefits that Executive receives or realizes or is then entitled to receive or realize from the Company or any of its affiliates (“Potential Parachute Payments”) would constitute a “parachute payment” within the meaning of section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), and/or any corresponding and applicable state law provision, the Potential Parachute Payments will be reduced by reducing the amount of the Potential Parachute Payments to the extent necessary so that no portion of the Potential Parachute Payments will be subject to the excise tax imposed by section 4999 of the Code and any corresponding and/or applicable state law provision. A reduction will be made under the previous sentence only if, by reason of that reduction, Executive’s net after tax benefit exceeds the net after tax benefit he/she would realize if the reduction were not made. For purposes of this paragraph, “net after tax benefit” means the sum of (i) the total amount received or realized by Executive pursuant to this Agreement that would constitute a “parachute payment” within the meaning of section 280G of the Code and any corresponding and applicable state law provision, plus (ii) all other payments or benefits that Executive receives or realizes or is then entitled to receive or realize from the Company and any of its affiliates that would constitute a “parachute payment” within the meaning of section 280G of the Code and any corresponding and applicable state law provision, less (iii) the amount of federal or state income taxes payable with respect to the payments or benefits described in (i) and (ii) above calculated at the maximum marginal individual income tax rate for each year in which payments or benefits are realized by Executive (based upon the rate in effect for that year as set forth in the Code at the time of the first receipt or realization of the foregoing), less (iv) the amount of excise taxes imposed with respect to the payments or benefits described in (i) and (ii) above by

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

section 4999 of the Code and any corresponding and applicable state law provision. All determinations and calculations made in this paragraph shall be made by an independent accounting firm selected by the Company prior to the Change in Control (the “Accounting Firm”) and the Company will bear all costs and expenses incurred by the Accounting Firm in connection with its determination. The Accounting Firm shall be a nationally recognized United States public accounting firm which has not, during the two (2) years preceding the date of its selection, acted in any way on behalf of (x) the Company or any affiliate thereof or (y) Executive. If any payments or benefits are reduced pursuant to this Section 16(b), they shall be reduced in the following order: First all payments and benefits that do not constitute “nonqualified deferred compensation” within the meaning of Section 409A or that are exempt from Section 409A (with the payments or benefits being reduced in reverse order of when they otherwise would be made or provided); second, all payments or benefits that constitute “nonqualified deferred compensation” within the meaning of Section 409A that are not exempt from Section 409A that were granted to Executive in the 12-month period of time preceding the applicable Change in Control, in the order such benefits were granted to Executive; and third, all remaining payments and benefits shall be reduced pro-rata. Notwithstanding the foregoing, if (i) reducing payments or benefits in the order described above would result in the imposition on Executive of an additional tax under Section 409A, (ii) Executive so notifies the Company before such reductions and payments are made and benefits provided, and (iii) reducing the payments or benefits in another order would not result in the imposition on Executive of an additional tax under Section 409A , payments and benefits shall instead be reduced in such other order.

(c) Section 409A Compliance.

(i) With respect to any reimbursement of expenses or any provision of in-kind benefits to Executive specified under this Agreement, such reimbursement of expenses or provision of in-kind benefits shall be subject to the following conditions: (1) the expenses eligible for reimbursement or the amount of in-kind benefits provided in one taxable year shall not affect the expenses eligible for reimbursement or the amount of in-kind benefits provided in any other taxable year, except for any medical reimbursement arrangements providing for the reimbursement of expenses referred to in section 105(b) of the Code; (2) the reimbursement of an eligible expense shall be made no later than the end of the year following the year in which such expense was incurred; and (3) the right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit. To the extent any bonus that becomes payable to Executive under the Bonus Plan constitutes “deferred compensation” within the meaning of Section 409A of the Code, then notwithstanding any payment timing provisions in the Bonus Plan to the contrary, such payment will be made in the calendar year in which the applicable performance period ends.

(ii) A termination of employment shall not be deemed to have occurred for purposes of any provision of this Agreement providing for the payment of any amounts or benefits considered “deferred compensation” (as defined under Treasury Regulation section 1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12)) upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A and, for purposes of any such provision of this Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service” within the meaning of Section 409A.

(iii) Notwithstanding anything in this Agreement to the contrary, if a payment obligation arises on account of Executive’s separation from service while Executive is a “specified employee” as described in Section 409A of the Code and any final regulations and guidance thereunder and any applicable state or local law equivalent, as each may be amended or promulgated from time to time (collectively, “Section 409A”), and as determined by Company in accordance with its procedures, by which determination Executive is bound, any payment of “deferred compensation” (as defined under Treasury Regulation section 1.409A-1(b)(1), after giving effect to the exemptions in Treasury Regulation sections 1.409A-1(b)(3) through (b)(12)) shall be made on the first business day of the seventh month following the

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

date of Executive’s separation from service (or, if earlier, within fifteen (15) days after the appointment of the personal representative or executor of Executive’s estate following Executive’s death) together with interest on them for the period of delay at a rate equal to the average prime interest rate published in the Wall Street Journal on any day chosen by the Company during that period. Thereafter, Executive shall receive any remaining payments as if there had not been an earlier delay.

(iv) Notwithstanding anything to the contrary contained in this Agreement, (i) the Executive shall have no legally-enforceable right to, and the Company shall have no obligation to make, any payment or provide any benefit to Executive if having such a right or obligation would result in the imposition of additional taxes under Section 409A, and (ii) any provision that would cause any payment or benefit to fail to satisfy Section 409A will have no force and effect until amended to comply therewith (which amendment may be retroactive to the extent permitted by Section 409A and may be accomplished by the Company without the Executive’s consent). Each payment made under this Agreement is intended to be a separate payment for the purposes of section 409A of the Code.

(v) The Company does not guarantee any particular tax effect to Executive under this Agreement. Company shall not be liable to Executive for reporting in good faith any payment made under this Agreement as an amount includible in gross income under Section 409A. In no event will the Company or any of its affiliates have any obligation, liability or responsibility to reimburse or indemnify Executive or hold Executive harmless for any taxes imposed, or other costs incurred, as a result of Section 409A. The parties intend this Agreement to be exempt from, or comply with, the requirements of Section 409A so that none of the payments and benefits to be provided hereunder will be subject to the additional tax imposed by Section 409A. Any ambiguities or ambiguous terms shall be interpreted to so be exempt or comply, and this Agreement shall be administered in accordance with such intent.

17. U.S. Citizenship and Immigration Services; Background Check; Confidentiality and Inventions Agreement. Executive agrees to timely file all documents required by the Department of Homeland Security to verify his/her identity and lawful employment in the United States. In addition, as a condition to Executive’s employment with the Company, Executive is required to successfully complete the Company’s standard background check and complete, sign, return, and abide by the Company’s Employee Confidentiality and Inventions Agreement.

18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute the same instrument.

19. Resignation from Positions. Upon Executive’s cessation of employment with the Company for any reason, Executive agrees that Executive shall be deemed to have resigned as an officer and as a director (if applicable) from the Company and every subsidiary of the Company on which Executive is then serving as an officer or director, and from any other entity or company on which Executive is then serving as a director or officer at the request of the Company, in each case effective as of the date of Executive’s cessation of employment. In the event of Executive’s cessation of employment, Executive agrees to execute a general resignation resigning from all positions then held by Executive on every subsidiary of the Company and other entity or company on which Executive is then serving as a director or officer at the request of the Company. Executive hereby grants the corporate secretary of the Company an irrevocable power of attorney to execute on behalf of Executive all such resignations, documents and instruments and to take all such other actions as reasonably necessary to carry out the intention of this Section 19.

20. Executive’s Commencement of Employment. It is a condition precedent to the effectiveness of this Agreement that Executive commences working for the Company. If Executive does not commence such employment on the Effective Date, then this Agreement shall be null and void and the Company shall have no obligations hereunder or otherwise to Executive.

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

21. Executive’s Acknowledgement.

EXECUTIVE ACKNOWLEDGES THAT ALL UNDERSTANDINGS AND AGREEMENTS BETWEEN THE COMPANY AND HIM/HER RELATING TO THE SUBJECTS COVERED IN THIS AGREEMENT ARE CONTAINED IN IT (INCLUDING THE AGREEMENTS SET FORTH AS EXHIBITS) AND THAT HE/SHE HAS ENTERED INTO THIS AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS BY THE COMPANY OTHER THAN THOSE CONTAINED IN THIS AGREEMENT.

EXECUTIVE FURTHER ACKNOWLEDGES THAT HE/SHE HAS CAREFULLY READ THIS AGREEMENT (INCLUDING THE AGREEMENTS SET FORTH AS EXHIBITS), THAT HE/SHE UNDERSTANDS ALL OF SUCH AGREEMENTS, AND THAT HE/SHE HAS BEEN GIVEN THE OPPORTUNITY TO DISCUSS SUCH AGREEMENTS WITH HIS/HER PRIVATE LEGAL COUNSEL AND HAS AVAILED HIMSELF/HERSELF OF THAT OPPORTUNITY TO THE EXTENT HE/SHE WISHED TO DO SO. EXECUTIVE UNDERSTANDS THAT THE DISPUTE RESOLUTION PROVISIONS OF THIS AGREEMENT GIVE UP THE RIGHT TO A JURY TRIAL ON MATTERS COVERED BY THEM.

[Signature page follows.]

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

ACCURAY INCORPORATED,
a Delaware Corporation

By:	/s/ Joseph E Whitters
Name:	Joseph E. Whitters
Title:	Chairman of the Board of Directors

Accepted and Agreed,

Stephen La Neve:	/s/ Stephen La Neve

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

Exhibit A

SECTION 7 OF THE DEFEND TRADE SECRETS ACT OF 2016

“ . . . An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that—(A) is made—(i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. . . . An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual—(A) files any document containing the trade secret under seal; and (B) does not disclose the trade secret, except pursuant to court order.”

EXECUTIVE EMPLOYMENT AGMT STD 11.1.24	ACCURAY

Exhibit 10.3

SEPARATION AGREEMENT AND GENERAL RELEASE

This Separation Agreement and General Release (this “Agreement”) is hereby entered into by and between Suzanne Winter, an individual (“Executive”), and Accuray Incorporated, a Delaware corporation, on behalf of itself and all of its subsidiaries (collectively, the “Company”).

Recitals

A. Executive has been employed by the Company pursuant to an employment agreement by and between the Company and Executive effective as of February 3, 2025 (the “Employment Agreement”), and currently is serving as President and Chief Executive Officer;

B. Executive’s employment with the Company and any of its parents, direct or indirect subsidiaries, affiliates, divisions, or related entities (collectively referred to herein as the “Company and its Related Entities”) will be ended on the terms and conditions set forth in this Agreement.

Agreement

In consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

1. Effective Date. Except as otherwise provided herein, this Agreement shall be effective on the eighth day after it has been executed by both of the parties (the “Effective Date”).

2. End of Employment and Service as a Director. Executive’s employment with the Company and its Related Entities has ended or will end effective as of October 19, 2025 (the “Termination Date”). If Executive is an officer or a member of the Board of Directors of the Company and/or its Related Entities (the “Board”) Executive hereby voluntarily resigns from any such officer positions and the Board, effective October 19, 2025.

3. Continuation of Benefits After the Termination Date. Except as expressly provided in this Agreement or in the plan documents governing the Company’s employee benefit plans, after the Termination Date, Executive will no longer be eligible for, receive, accrue, or participate in any other benefits or benefit plans provided by the Company and its Related Entities, including, without limitation, medical, dental and life insurance benefits, and the Company’s 401(k) retirement plan; provided, however, that nothing in this Agreement shall waive Executive’s right to any vested benefits, including vested amounts in the Company’s 401(k) retirement plan, which amounts shall be handled as provided in the plan.

4. Payments Upon Termination. Executive will be entitled to receive payment of the following: (i) all earned but unpaid compensation (including any accrued but unpaid vacation, as applicable) through the effective date of termination, payable on or before the termination date; and (ii) reimbursement, made in accordance with Section 4(e) of the Employment Agreement, of any monies advanced or incurred by Executive in connection with his/her employment for reasonable and necessary Company-related expenses incurred on or before the Termination Date. The provisions of this Agreement shall not waive or terminate any rights to compensation or vested benefits under the Company’s benefits plans or as required by law, or to indemnification Executive may have under the Company’s Certificate of Incorporation, Bylaws or separate indemnification agreement, as applicable.

ACCURAY

5. Consideration. In return for Executive’s promises in this Agreement, in lieu of the Severance Benefits (as defined in the Employment Agreement), the Company will provide Executive with the following benefits, subject to this Agreement becoming effective and irrevocable and the terms and conditions set forth in the Employment Agreement, including, but not limited to, Section 16 thereof (the “Consideration”):

(a) continued payment of Executive’s Base Salary (less necessary withholdings and authorized deductions) through November 30, 2025 in accordance with the Company’s normal payroll practices;

(b) payment of $750,000 (the equivalent of the Base Salary that Executive would have earned over the next twelve (12) months following the termination date) (less necessary withholdings and authorized deductions), payable in twelve equal monthly installments on the first regularly scheduled Company payroll date of each month following November 30, 2025;

(c) payment of $50,000 (less necessary withholdings and authorized deductions), payable in twelve equal monthly installments on the first regularly scheduled Company payroll date of each month following November 30, 2025;

(d) subject to Section 5(g) of the Employment Agreement, reimbursement of insurance premiums payable to retain group health coverage as of the termination date for Executive and Executive’s eligible dependents pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1986, as amended (“COBRA”), for fourteen (14) months from the date Executive becomes COBRA eligible or the maximum period of COBRA coverage, whichever is less; provided that Executive must submit a reimbursement request in accordance with Company policy within thirty (30) days of paying such insurance premiums. The Company will reimburse Executive within thirty (30) days of receiving a properly submitted request or, at Executive’s election, pay such premiums directly for such fourteen (14) month period;

(e) continued vesting of Executive’s outstanding Company equity awards through November 30, 2025 in accordance with their terms, subject to Executive continuing to be a Service Provider (as defined in the Company’s Amended and Restated 2016 Equity Incentive Plan) to the Company under the Consulting Agreement (as defined in Section 8 below) through November 30, 2025; and

(f) payment for executive outplacement assistance services with the Company’s current outplacement services vendor and in accordance with the Company’s current policies and practices with respect to outplacement assistance for other executives of the Company for up to twelve (12) months after the termination date.

6. Effect of Revocation or Subsequent Employment.

(a) If Executive properly revokes this Agreement in accordance with Section 12 below, Executive shall not be entitled to receive the payments and benefits under Section 5, above, except that Executive’s rights under COBRA will continue (but not, for purposes of clarity, the right to be reimbursed for COBRA premiums or receive any COBRA Substitute Payments (as defined in the Employment Agreement)).

ACCURAY

(b) The Company’s obligation to reimburse premiums for insurance coverage under COBRA or otherwise will be extinguished as of the date Executive’s coverage begins under the group health plan of any new employer or would have begun had Executive elected to participate in any such group health plan. If Executive violates the restrictions in Section 17, below, the Company’s obligation to pay premiums for insurance under COBRA or otherwise will be immediately extinguished, and the other remedies specified in Section 17, below, shall apply.

7. Acknowledgement of Total Compensation and Indebtedness. Executive acknowledges and agrees that the cash payments under Sections 4 and 5 of this Agreement extinguish any and all obligations for monies, or other compensation or benefits that Executive claims or could claim to have earned or claims or could claim is owed to him/her as a result of his/her employment by the Company and its Related Entities through the Termination Date, under the Employment Agreement or otherwise. Notwithstanding the foregoing, the parties acknowledge and agree that the provisions of this Section 7 shall not terminate any rights Executive has under Section 3 of this Agreement or to other payments Executive may have, and to any indemnification Executive may have under the Company’s Bylaws or separate indemnification agreement, as applicable.

8. Status of Related Agreements and Future Employment.

(a) Consulting Agreement. On or prior to October 20, 2025, Executive shall enter into a consulting agreement (the “Consulting Agreement”) on the Company’s standard form pursuant to which, among other things, Executive will provide transition services to the Company.

(b) Employment Agreement. The parties agree that the Employment Agreement shall be terminated as of the Termination Date. Notwithstanding the termination of the Employment Agreement, the parties hereto acknowledge that certain rights and obligations set forth in the Employment Agreement extend beyond the Termination Date. In the event that any provision of this Agreement conflicts with Section 6 of the Employment Agreement, the terms and provisions of the section(s) providing the greatest protection to the Company and its Related Entities shall control.

9. Release by Executive.

(a) Except for any obligations or covenants of the Company pursuant to this Agreement and as otherwise expressly provided in this Agreement, Executive, for himself/herself and his/her heirs, executors, administrators, assigns, successors and agents (collectively, the “Executive’s Affiliates”) hereby fully and without limitation releases and forever discharges the Company and its Related Entities, and each of their respective agents, representatives, stockholders, owners, officers, directors, employees, consultants, attorneys, auditors, accountants, investigators, affiliates, successors and assigns (collectively, the “Company Releasees”), both individually and collectively, from any and all waivable rights, claims, demands, liabilities, actions, causes of action, damages, losses, costs, expenses and compensation, of whatever nature whatsoever, known or unknown, fixed or contingent, which Executive or any of Executive’s Affiliates has or may have or may claim to have against the Company Releasees by reason of any matter, cause, or thing whatsoever, from the beginning of time to the Effective Date (“Claims”), arising out of, based upon, or relating to his/her employment or the termination of his/her employment with the Company and its Related Entities and/or his/her service as an officer of any of the Company Releasees, any agreement or compensation arrangement between Executive and any of the Company Releasees, to the maximum extent permitted by law.

(b) Executive specifically and expressly releases any Claims arising out of or based on: the California Fair Employment and Housing Act, Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the National Labor Relations Act and the Equal Pay Act, as the same may be amended from time to time; the California common law on fraud, misrepresentation, negligence, defamation, infliction of emotional distress or other tort, breach of contract or covenant, violation of public

ACCURAY

policy or wrongful termination; state or federal wage and hour laws, and other provisions of the California Labor Code, to the extent these may be released herein as a matter of law; or any other state or federal law, rule, or regulation dealing with the employment relationship, except those claims which may not be released herein as a matter of law.

(c) Nothing contained in this Section 9 or any other provision of this Agreement shall release or waive any right that Executive has to indemnification and/or reimbursement of expenses by the Company and its Related Entities with respect to which Executive may be eligible as provided in California Labor Code section 2802, the Company’s and its Related Entities’ Certificates of Incorporation, Bylaws and any applicable directors and officers, errors & omissions, umbrella or general liability insurance policies, any indemnification agreements; or any other applicable source, nor prevent Executive from cooperating in an investigation of the Company by the Equal Employment Opportunity Commission (“EEOC”). Nothing contained in this Section 9 waives any right Executive may have to unemployment compensation benefits.

10. Waiver of Civil Code Section 1542.

(a) Executive understands and agrees that the release provided herein extends to all Claims released above whether known or unknown, suspected or unsuspected, which may be released as a matter of law. Executive expressly waives and relinquishes any and all rights he/she may have under California Civil Code section 1542, which provides as follows:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

(b) Executive expressly waives and releases any rights and benefits which he/she has or may have under any similar law or rule of any other jurisdiction. It is the intention of each party through this Agreement to fully, finally and forever settle and release the Claims as set forth above. In furtherance of such intention, the release herein given shall be and remain in effect as a full and complete release of such matters notwithstanding the discovery of any additional Claims or facts relating thereto.

11. Release of Federal Age Discrimination Claims by Executive. Executive hereby knowingly and voluntarily waives and releases all rights and claims, known or unknown, arising under the Age Discrimination In Employment Act of 1967, as amended, which he/she might otherwise have had against the Company or any of the Company Releasees regarding any actions which occurred prior to the date that Executive signed this Agreement, except that Executive is not prevented from cooperating in an investigation by the EEOC or from filing an EEOC charge other than for personal relief.

12. Review and Revocation Rights. Executive acknowledges that Executive is waiving and releasing any rights Executive may have under the Age Discrimination in Employment Act of 1967 (“ADEA”), and that this waiver and release is knowing and voluntary. Executive agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the date Executive signs this Agreement. Executive acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Executive was already entitled. Executive further acknowledges that Executive has been advised by this writing that: (a) Executive should consult with an attorney prior to executing this Agreement; (b) Executive has twenty-one (21) days within which to consider this Agreement; (c) Executive has seven (7) days following Executive execution of this Agreement to revoke this

ACCURAY

Agreement; (d) this Agreement shall not be effective until after the revocation period has expired; and (e) nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties, or costs for doing so, unless specifically authorized by federal law. In the event Executive signs this Agreement and returns it to the Company in less than the 21-day period identified above, Executive hereby acknowledges that Executive has knowingly and voluntarily chosen to waive the time period allotted for considering this Agreement. Executive acknowledges and understands that revocation must be accomplished by a written notification to the person executing this Agreement on the Company’s behalf that is received prior to the Effective Date. The Parties agree that changes, whether material or immaterial, do not restart the running of the 21-day period.

13. [Reserved].

14. No Filings. Subject to the “Protected Activity Not Prohibited” section below, Executive represents that he/she has not filed any lawsuits, claims, charges or complaints, which are pending as of the date hereof, against the Company Releasees with any local, state or federal agency or court from the beginning of time to the date of execution of this Agreement, and that Executive is not aware of any facts that would support any Claims or any compliance-related or code of ethics violations of any kind whatsoever against the Company Releasees, including without limitation any claims for any work-related injuries.

15. Confidential and Proprietary Information. Executive acknowledges that certain information, observations and data obtained by him/her during the course of or related to his/her employment with the Company and its Related Entities (including, without limitation, projection programs, business plans, business matrix programs (i.e., measurement of business), strategic financial projections, certain financial information, shareholder information, technology and product design information, marketing plans or proposals, personnel information, customer lists and other customer information) are the sole property of the Company and its Related Entities and constitute Proprietary Information as defined in Section 6 of the Employment Agreement. Executive represents and warrants that he/she has returned all files, customer lists, financial information and other property of the Company and its Related Entities that were in Executive’s possession or control without retaining copies thereof (other than a copy of the Employee Handbook and personnel records relating to Executive’s employment). Executive further represents and warrants that he/she does not have in his/her possession or control any files, customer lists, financial information or other property of the Company and its Related Entities. In addition to his/her promises in Section 6 of the Employment Agreement, Executive agrees that he/she will not disclose to any person or use any such information, observations or data without the written consent of the Board. If Executive is served with a deposition subpoena or other legal process calling for the disclosure of such information, or if he/she is contacted by any third person requesting such information, he/she will notify the Board as soon as is reasonably practicable after receiving notice and will reasonably cooperate with the Company and its Related Entities in minimizing the disclosure thereof; provided, that nothing in this Agreement will (i) affect Executive’s obligations to testify truthfully in response to any subpoena or other legally required discovery proceeding or (ii) in any way limit or prohibit Executive from engaging in activity protected under the “Protected Activity Not Prohibited” section below.

16. Continuing Obligations. Executive shall continue to comply with all legally enforceable continuing obligations that Executive has to the Company, as set forth in the Employment Agreement, including, but not limited to, Sections 6 through 13 of the Employment Agreement, and in the Employee Confidentiality and Inventions Agreement (as defined in the Employment Agreement).

ACCURAY

17. Remedies. Executive acknowledges that any misuse of Proprietary Information belonging to the Company and its Related Entities, or any violation of Section 6 of the Employment Agreement, and any violation of Sections 13, 15 and 16 of this Agreement, will result in irreparable harm to the Company and its Related Entities, and therefore, the Company and its Related Entities shall, in addition to any other remedies, be entitled to immediate injunctive relief. To the extent there is any conflict between Section 6 of the Employment Agreement and this Section 17, the provision providing the greatest protection to the Company and its Related Entities shall control. In addition, in the event of a breach of any provision of this Agreement by Executive, including Sections 13, 15 and 16, Executive shall forfeit, and the Company and its Related Entities may withhold payment of any unpaid portion of, the Consideration provided under Section 5, above.

18. Cooperation Clause.

(a) Without limiting Executive’s obligations under the Consulting Agreement, to facilitate the orderly conduct of the Company and its Related Entities’ businesses, for the twelve (12)-month period following the Effective Date, Executive agrees to cooperate, at no charge, with the Company and its Related Entities’ reasonable requests for information or assistance related to the time of his/her employment.

(b) Without limiting Executive’s obligations under the Consulting Agreement, for the twelve (12)-month period following the Effective Date, Executive agrees to cooperate, at no charge, with the Company’s and its Related Entities’ and its or their counsel’s reasonable requests for information or assistance related to (i) any investigations (including internal investigations) and audits of the Company’s and its Related Entities’ management’s current and past conduct and business and accounting practices and (ii) the Company’s and its Related Entities’ defense of, or other participation in, any administrative, judicial, or other proceeding arising from any charge, complaint or other action which has been or may be filed relating to the period during which Executive was employed by the Company and its Related Entities. The Company will promptly reimburse Executive for his/her reasonable, customary and documented out-of-pocket business expenses in connection with the performance of his/her duties under this Section 18. Subject to the “Protected Activity Not Prohibited” section below, Executive agrees that Executive will not knowingly encourage, counsel, or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Company Releasees, unless under a subpoena or other court order to do so or upon written request from an administrative agency or the legislature or as related directly to the ADEA waiver in this Agreement. Employee agrees both to immediately notify the Company upon receipt of any such subpoena or court order or written request from an administrative agency or the legislature, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or other court order or written request from an administrative agency or the legislature. Subject to the “Protected Activity Not Prohibited” section below, if approached by anyone for counsel or assistance in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints against any of the Releasees, Employee shall state no more than that Employee cannot provide counsel or assistance. No Future Employment. Executive understands that his/her employment with the Company and its Related Entities will irrevocably end as of the Termination Date and will not be resumed at any time in the future. Executive agrees that he/she will not apply for, seek or accept employment by the Company and its Related Entities at any time, unless invited to do so by the Company and its Related Entities.

19. Tax Issues. The parties agree that the payments and benefits provided under this Agreement, and all other contracts, arrangements or programs that apply to him/her, shall be subject to Section 16 of the Employment Agreement.

20. Non-disparagement. Subject to the “Protected Activity Not Prohibited” section below, Executive agrees to refrain from any disparagement, defamation, libel, or slander of any of the Company Releasees and to provide truthful, positive references for the Company to internal and external stakeholders. In addition, nothing in this Section 20 shall prohibit Executive or the Company or the Board, or any of their employees or members from complying with any lawful subpoena or court order or taking any other actions affirmatively authorized by law.

ACCURAY

21. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflict of laws.

22. Dispute Resolution. The parties hereby agree that all disputes, claims or controversies arising from or otherwise in connection with this Agreement (except for injunctive relief sought by either party) between them and between Executive and any of the Company’s affiliated entities and the successor of all such entities, and any director, stockholder or employee of the Company will be resolved in accordance with Section 13 of the Employment Agreement, except for its attorneys’ fee provision.

23. Attorneys’ Fees. Except with regard to a legal action challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA and except as otherwise provided herein, in any action, litigation or proceeding between the parties arising out of or in relation to this Agreement, including any purported breach of this Agreement, the prevailing party shall be entitled to an award of its costs and expenses, including reasonable attorneys’ fees.

24. Non-Admission of Liability. The parties understand and agree that neither the payment of any sum of money nor the execution of this Agreement by the parties will constitute or be construed as an admission of any wrongdoing or liability whatsoever by any party.

25. Severability. If any one or more of the provisions contained herein (or parts thereof), or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity and enforceability of any such provision in every other respect and of the remaining provisions hereof will not be in any way impaired or affected, it being intended that all of the rights and privileges shall be enforceable to the fullest extent permitted by law.

26. Entire Agreement. This Agreement represents the sole and entire agreement among the parties and, except as expressly stated herein, supersedes all prior agreements, negotiations and discussions among the parties with respect to the subject matters contained herein.

27. Waiver. No waiver by any party hereto at any time of any breach of, or compliance with, any condition or provision of this Agreement to be performed by any other party hereto may be deemed a waiver of similar or dissimilar provisions or conditions at the same time or at any prior or subsequent time.

28. Amendment. This Agreement may be modified or amended only if such modification or amendment is agreed to in writing and signed by duly authorized representatives of the parties hereto, which writing expressly states the intent of the parties to modify this Agreement.

29. Counterparts. This Agreement may be executed in counterparts, and each counterpart shall be deemed an original and all of which counterparts taken together shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned. The counterparts of this Agreement may be executed and delivered by facsimile, photo, email PDF, or other electronic transmission or signature.

30. Assignment. This Agreement inures to the benefit of and is binding upon the Company and its successors and assigns, but Executive’s rights under this Agreement are not assignable, except to his/her estate.

ACCURAY

31. Protected Activity Not Prohibited. Employee understands that nothing in this Agreement shall in any way limit or prohibit Employee from engaging in any Protected Activity. Protected Activity includes: (i) filing and/or pursuing a charge, complaint, or report with, or otherwise communicating, cooperating, or participating in any investigation or proceeding that may be conducted by any federal, state or local government agency or commission, including the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the Occupational Safety and Health Administration, and the National Labor Relations Board (“Government Agencies”); and/or (ii) discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that Employee has reason to believe is unlawful. Notwithstanding the foregoing, Executive agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any Company trade secrets, proprietary information, or confidential information that does not involve unlawful acts in the workplace or the activity otherwise protected herein. Executive further understands that Protected Activity does not include the disclosure of any Company attorney-client privileged communications or attorney work product. In addition, pursuant to the Defend Trade Secrets Act of 2016, Executive is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order. Finally, nothing in this Agreement constitutes a waiver of any rights Executive may have under the Sarbanes-Oxley Act or Section 7 of the National Labor Relations Act (“NLRA”). For purposes of clarity, nothing in this Agreement shall be interpreted to impair or limit Executive’s participation in any legally protected activities, such as (i) forming, joining, or supporting labor unions, (ii) bargaining collectively through representatives of employees’ choosing, (iii) discussing wages, benefits, or terms and conditions of employment, and (iv) discussing, or raising complaints about, working conditions for the purpose of mutual aid or protection of Executive or the Company’s other current or former employees, to the extent such activities are protected by Section 7 of the NLRA. Executive understands that nothing in the Employee Confidentiality and Inventions Agreement or the Employment Agreement shall limit or prohibit Executive from engaging in any protected conduct set forth in this section.

32. Notice. All notices, requests, demands, claims and other communications hereunder shall be in writing and shall be deemed to have been duly given (a) if personally delivered or delivered by overnight courier; (b) if sent by electronic mail, telecopy or facsimile (except for legal process); or (c) if mailed by overnight or by first class, United States certified or registered mail, postage prepaid, return receipt requested, and properly addressed as follows:

If to the Company:	Accuray Incorporated
1240 Deming Way
Madison, WI 53717
Attn: Board of Directors
c/o Corporate Secretary

If to Executive:	Address: most recent on file with the Company
Email: most recent on file with the Company

ACCURAY

Such addresses may be changed, from time to time, by means of a notice given in the manner provided above. Notice will conclusively be deemed to have been given when personally delivered (including, but not limited to, by messenger or courier); or if given by mail, on the third business day after being sent by first class, United States certified or registered mail; or if given by Federal Express or other similar overnight service, on the date of delivery; or if given by electronic mail, telecopy or facsimile machine during normal business hours on a business day, when confirmation of transmission is indicated by the sender’s machine; or if given by electronic mail, telecopy or facsimile machine at any time other than during normal business hours on a business day, the first business day following when confirmation of transmission is indicated by the sender’s machine. Unless otherwise agreed, notices, requests, demands and other communications delivered to legal counsel of any party hereto, whether or not such counsel shall consist of in-house or outside counsel, shall not constitute duly given notice to any party hereto.

33. Miscellaneous Provisions.

(a) The parties represent that they have read this Agreement and fully understand all of its terms; that they have conferred with their attorneys, or have knowingly and voluntarily chosen not to confer with their attorneys about this Agreement; that they have executed this Agreement without coercion or duress of any kind; and that they understand any rights that they have or may have, and they are signing this Agreement with full knowledge of any such rights.

(b) Both parties have participated in the drafting of this Agreement with the assistance of counsel to the extent they desired. The language in all parts of this Agreement must be in all cases construed simply according to its fair meaning and not strictly for or against any party. Whenever the context requires, all words used in the singular must be construed to have been used in the plural, and vice versa, and each gender must include any other gender. The captions of the Sections of this Agreement are for convenience only and must not affect the construction or interpretation of any of the provision herein.

(c) Each provision of this Agreement to be performed by a party hereto is both a covenant and condition, and is a material consideration for the other party’s performance hereunder, and any breach thereof by the party will be a material default hereunder. All rights, remedies, undertakings, obligations, options, covenants, conditions and agreements contained in this Agreement are cumulative and no one of them is exclusive of any other. Time is of the essence in the performance of this Agreement.

(d) Each party acknowledges that no representation, statement or promise made by any other party, or by the agent or attorney of any other party, except for those in this Agreement, has been relied on by him/her or it in entering into this Agreement.

(e) Unless expressly set forth otherwise, all references herein to a “day” are deemed to be a reference to a calendar day. All references to “business day” mean any day of the year other than a Saturday, Sunday or a public or bank holiday in Orange County, California. Unless expressly stated otherwise, cross-references herein refer to provisions within this Agreement and are not references to any other document.

(f) Each party to this Agreement will cooperate fully in the execution of any and all other documents and in the completion of any additional actions that may be necessary or appropriate to give full force and effect to the terms and intent of this Agreement.

EACH OF THE PARTIES ACKNOWLEDGES THAT HE/SHE/IT HAS READ THIS AGREEMENT, UNDERSTANDS IT AND IS VOLUNTARILY ENTERING INTO IT, AND THAT IT INCLUDES A WAIVER OF THE RIGHT TO A TRIAL BY JURY, AND, WITH RESPECT TO EXECUTIVE, HE/SHE UNDERSTANDS THAT THIS AGREEMENT INCLUDES A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS.

(Signature page follows)

ACCURAY

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the dates written below.

EXECUTIVE:	/s Suzanne Winter

Date: October 17, 2025

COMPANY:	Accuray Incorporated

	By:	/s/ Joseph Whitters
	Name:	Joseph Whitters
	Title:	Chairman of the Board of Directors
	Date:	October 18, 2025

ACCURAY

Exhibit B

SECTION 7 OF THE DEFEND TRADE SECRETS ACT OF 2016

“ . . . An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that—(A) is made—(i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. . . . An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual—(A) files any document containing the trade secret under seal; and (B) does not disclose the trade secret, except pursuant to court order.”

ACCURAY

Exhibit 10.4

CONSULTING AGREEMENT

This Consulting Agreement (this “Agreement”) is made and entered into by and between Suzanne Winter (“CONSULTANT”) and Accuray Incorporated (“ACCURAY”), effective as of October 20, 2025 (“Effective Date”).

W I T N E S S E T H

WHEREAS, CONSULTANT’s employment with ACCURAY ended effective October 19, 2025;

WHEREAS, CONSULTANT has training, expertise and prior experience in acting as the President and Chief Executive Officer of ACCURAY;

WHEREAS, ACCURAY desires to retain CONSULTANT to provide the consulting services specified in this Agreement; and

WHEREAS, CONSULTANT desires to provide consulting services for the benefit of ACCURAY and its related entities using CONSULTANT’s knowledge, skills, experience and abilities;

NOW THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the parties hereto agree as follows:

ARTICLE I — SERVICES TO BE PROVIDED

A. Nature of Services. CONSULTANT shall (i) assist with an orderly and professional transition of CONSULTANT’s former employment role with ACCURAY to ACCURAY’s new Chief Executive Officer (“CEO”); (ii) assist with communications to, and attend meetings with, ACCURAY’s internal and external stakeholders, including without limitation ACCURAY employees, stockholders, analysts, suppliers, customers, joint venture partners, and corporate partners, which communications may include participating in ACCURAY’s next quarterly earnings call; and (iii) provide such other transition services as may be reasonably assigned by the CEO (collectively, “Services”).

B. Right of Control. CONSULTANT shall have exclusive control over the means, manner, methods and processes by which the Services are performed.

ARTICLE II — COMPENSATION FOR SERVICES

A. Equity.

(a) No Additional Equity. No equity will be granted under this Agreement to CONSULTANT.

(b) Existing Equity. With respect to CONSULTANT’s outstanding ACCURAY equity awards, such equity awards shall continue to vest and remain outstanding during the Term, all in accordance with, and subject to, the terms and conditions of the applicable award agreements and equity plans under which such equity awards were granted.

1

B. No Reimbursement of Expenses. ACCURAY will not reimburse CONSULTANT for any out-of-pocket expenses except to the extent agreed in advance by ACCURAY in writing.

C. Tax Obligations. CONSULTANT is solely responsible for all income and/or other tax obligations, if any, including but not limited to all reporting and payment obligations, if any, which may arise as a consequence of any payment or consideration provided under this Agreement.

D. No Benefits. CONSULTANT understands and agrees that since CONSULTANT is no longer an employee of ACCURAY, CONSULTANT shall not be entitled to participate in ACCURAY employee benefits plans or receive any benefits provided to employees of ACCURAY, including, but not limited to participation in retirement savings or benefit plans, bonus plans and/or stock option plans beyond CONSULTANT’s participation during CONSULTANT’s employment by ACCURAY or as otherwise expressly set forth herein; holidays off with pay; vacation time off with pay; paid leaves of absence of any kind; and insurance coverage of any kind, specifically including, but not limited to, medical and dental insurance, workers’ compensation insurance and state disability insurance, but excluding any insurance coverage CONSULTANT may be entitled to that extend, pursuant to its terms, through the last day of the month in which CONSULTANT ceased to be an employee of ACCURAY, which insurance coverage will terminate as of the last day of such month.

ARTICLE III — TERM AND TERMINATION

A. Term of Agreement. This Agreement shall continue in full force and effect from the Effective Date and end on November 30, 2025, unless earlier terminated pursuant to subsection B or C below (the “Term”).

B. Termination for Convenience. Either party may terminate this Agreement for convenience only with the written consent of the other party.

C.Termination for Material Breach. Either party may terminate this Agreement immediately upon written notice to the other party in the event of a material breach of this Agreement by the other party. Such written notice shall specify the nature of the breach in reasonable detail from the non-breaching party.

ARTICLE IV — PROPRIETARY RIGHTS

A. No Impediments to Providing Consulting Services. CONSULTANT represents and warrants that CONSULTANT has no agreements, relationships, or commitments to any other person or entity that conflict with the provisions of this Agreement, CONSULTANT’s obligations to ACCURAY under this Agreement, and/or CONSULTANT’s ability to perform the Services. CONSULTANT will not enter into any such conflicting agreement during the term of this Agreement.

B. Confidential and Proprietary Information. CONSULTANT acknowledges that the post-employment terms of the ACCURAY Employee Invention Assignment and Confidentiality Agreement and any employment agreement between ACCURAY and CONSULTANT that existed before this Agreement and any separation agreement that may be entered into between ACCURAY

2

and CONSULTANT, remain in full force and effect, specifically including the prohibitions against using or disclosing any of ACCURAY’s trade secrets or proprietary and/or confidential information learned while employed by ACCURAY. CONSULTANT also acknowledges that during the Term, CONSULTANT will have access to and learn additional confidential information and/or trade secrets regarding the business of ACCURAY and its related entities, including, but not limited to, radiosurgery and radiation therapy devices, and various other business, financial, technical and employee information (collectively, “Confidential and Proprietary Information”).

C. Restrictions on Use and Disclosure of Confidential and Proprietary Information. In addition to the confidential information obligations that continue from the period of CONSULTANT’s employment with ACCURAY, CONSULTANT agrees to hold all Confidential and Proprietary Information in trust and in the strictest of confidence, and to protect the Confidential and Proprietary Information from disclosure, and to only use such Confidential and Proprietary Information as required to perform the Services hereunder. CONSULTANT further agrees that CONSULTANT will not, directly or indirectly, use, publish, disseminate or otherwise disclose any Confidential and Proprietary Information to any third party without the prior written consent of ACCURAY, which may be withheld in its absolute discretion. Notwithstanding the foregoing, nothing in this Agreement will (i) affect CONSULTANT’s obligations to testify truthfully in response to any subpoena or other legally required discovery proceeding or (ii) in any way limit or prohibit CONSULTANT from engaging in activity protected under the “Protected Activity Not Prohibited” section below.

D. Return of Property. CONSULTANT agrees not to remove any property of ACCURAY or its related entities from their premises without express permission, and to return all such property, including computer data, written materials provided to or obtained during the term of this Agreement, customer and supplier address lists, and any other items of value at the time this Agreement is terminated.

E. Violations. CONSULTANT agrees that ACCURAY and its related entities would be irreparably harmed by any actual or threatened violation of the promises in this Article IV, and therefore, that, in addition to other remedies, ACCURAY and its related entities will be entitled to an injunction prohibiting CONSULTANT from committing any such violations.

F. Protected Activity Not Prohibited. CONSULTANT understands that nothing in this Agreement shall in any way limit or prohibit CONSULTANT from engaging in any Protected Activity. Protected Activity includes: (i) filing and/or pursuing a charge, complaint, or report with, or otherwise communicating, cooperating, or participating in any investigation or proceeding that may be conducted by any federal, state or local government agency or commission, including the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the Occupational Safety and Health Administration, and the National Labor Relations Board (“Government Agencies”); and/or (ii) discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that CONSULTANT has reason to believe is unlawful. Notwithstanding the foregoing, CONSULTANT agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any ACCURAY trade secrets, proprietary information, or confidential information that does not involve unlawful acts in the workplace or the activity otherwise protected herein. CONSULTANT further understands that Protected Activity does not include the disclosure of any ACCURAY attorney-client privileged communications or attorney

3

work product. In addition, pursuant to the Defend Trade Secrets Act of 2016, Executive is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order. Finally, nothing in this Agreement constitutes a waiver of any rights CONSULTANT may have under the Sarbanes-Oxley Act or Section 7 of the National Labor Relations Act (“NLRA”). For purposes of clarity, nothing in this Agreement shall be interpreted to impair or limit CONSULTANT’s participation in any legally protected activities, such as (i) forming, joining, or supporting labor unions, (ii) bargaining collectively through representatives of employees’ choosing, (iii) discussing wages, benefits, or terms and conditions of employment, and (iv) discussing, or raising complaints about, working conditions for the purpose of mutual aid or protection of CONSULTANT or ACCURAY’s current or former employees, to the extent such activities are protected by Section 7 of the NLRA.

ARTICLE V — MISCELLANEOUS PROVISIONS

A. Independent Contractor Status. CONSULTANT understands and agrees that CONSULTANT is an independent contractor and not an employee of ACCURAY and that CONSULTANT shall not become an employee of ACCURAY by virtue of the performance of the services called for under this Agreement.

B. No Office Space. CONSULTANT understands and agrees that CONSULTANT will not be provided with a regular office at ACCURAY.

C. Subconsultants and Other Contractors. CONSULTANT is not authorized to engage the services of subconsultants, vendors or other contractors on behalf of ACCURAY or its related entities, unless CONSULTANT has obtained written authorization from ACCURAY to do so in advance. To the extent such advance authorization has been obtained, ACCURAY will pay for the services provided by such subconsultants, vendors and/or other contractors.

D. No Purchases. CONSULTANT shall not purchase materials or supplies for the accounts of ACCURAY or its related entities, or otherwise hold CONSULTANT out as being authorized to make purchases for which ACCURAY or its related entities would be billed directly by the seller of the materials or supplies, unless such purchase is authorized in writing by ACCURAY in advance.

E. Compliance with Governmental Requirements. CONSULTANT will maintain in force and/or secure all required licenses, permits, certificates and exemptions necessary for the performance of CONSULTANT’s services under this Agreement, and at all times shall comply with all applicable federal, state and local laws, regulations and orders.

4

F. Indemnification. CONSULTANT shall indemnify and hold ACCURAY and its related entities, and the directors, officers, agents, representatives and employees of all such entities, harmless from and against any and all liabilities, losses, damages, costs, expenses, causes of action, claims, suits, legal proceedings and similar matters, including without limitation reasonable attorneys’ fees, resulting from or arising out of the failure of CONSULTANT or any of CONSULTANT’s employees to comply with and perform fully the obligations hereunder, or resulting from any act or omission on the part of CONSULTANT, provided however that the indemnification shall not apply to any good faith action on the part of the CONSULTANT that is within the scope of this Agreement. If any cause of action, claim, suit or other legal proceeding is brought against CONSULTANT in connection with any services rendered under this Agreement, CONSULTANT shall promptly notify ACCURAY upon learning of any such proceeding.

G. Notices. Any and all notices and other communications hereunder shall have been deemed to have been duly given when delivered personally or by e-mail during normal business hours, or 24 hours after being emailed outside of normal business hours or mailed, certified or registered mail, return receipt requested, postage prepaid, in the English language, to the addresses set forth below the signatures of the parties hereto or to such other address as either of the parties hereto may from time-to-time designate to the other party in writing.

H. Waiver. No purported waiver by either party hereto of any provision of this Agreement or of any breach thereof shall be deemed a waiver of such provision or breach unless such waiver is in writing signed by the party making such waiver. No such waiver shall be deemed to be a subsequent waiver of such provision or waiver of any subsequent breach of the same or any other provision hereof.

I. Severability. The provisions of this Agreement are severable, and if any part of it is found to be unenforceable, the other paragraphs shall remain fully valid and enforceable.

J. Arbitration. This Agreement shall in all respects be interpreted and governed by and under the laws of the State of Wisconsin. Any dispute between the parties hereto, including any dispute regarding any aspect of this Agreement or any act which allegedly has or would violate any provision of this Agreement or any law, will be resolved in accordance with the arbitration provisions set forth in CONSULTANT’s executive employment agreement with ACCURAY. This section shall not restrict the right of ACCURAY to go to court seeking injunctive relief for a violation of Article IV of this Agreement, pending the outcome of an arbitration proceeding.

K. Sole and Entire Agreement. This Agreement sets forth the entire agreement between the parties hereto pertaining to the subject matter hereof, and fully supersedes any and all prior agreements or understandings between the parties hereto, whether written or oral, pertaining to the subject matter hereof. For the avoidance of doubt, this Agreement shall not supersede that certain Separation Agreement and General Release entered into between ACCURAY and CONSULTANT on or about the Effective Date. No change in, modification of, or addition, amendment or supplement to this Agreement shall be valid unless set forth in writing and signed and dated by each of the parties hereto subsequent to the execution of this Agreement.

[REMAINDER OF PAGE INTENIONALLY LEFT BLANK]

5

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the Effective Date set forth above.

/s/ Suzanne Winter		ACCURAY INCORPORATED
Suzanne Winter

Date: October 17, 2025	By:	/s/ Joseph Whitters

Address:
Most recent on file with ACCURAY	Name:	Joseph Whitters
	Title:	Chairman of the Board of Directors

	Date:	October 18, 2025

	Address:	1240 Deming Way
Madison, WI 53717

6

Exhibit 99.1

Accuray Accelerates Transformation Efforts with Appointment of Experienced

Executive Leaders to Drive Performance and Growth

Industry Veteran Steve La Neve Named Chief Executive Officer

Suzanne Winter to Retire as President and CEO

Company Appoints Steven F. Mayer as Transformation Board Sponsor

Chan W. Galbato Nominated to Board of Directors

MADISON, Wis., October 20, 2025 / PRNewswire / — Accuray Incorporated (NASDAQ: ARAY) today announced it is engaging in a significant organizational, strategic, and operational transformation. To accelerate this work, the company’s Board of Directors has appointed proven industry leaders with deep operational expertise to drive execution, strengthen performance, and enhance competitiveness. The transformation plan initiatives, most of which will be implemented during the current fiscal year, are designed to increase operating margins, enhance organizational responsiveness and agility, and position Accuray for sustainable, profitable growth.

As part of these actions, the Board has appointed Steve La Neve as Chief Executive Officer, effective today, October 20, 2025. He succeeds Suzanne Winter, who will retire after six years of service and remain in an advisory role through the end of November to ensure a seamless transition.

“With Accuray’s transformation plan well underway, these leadership appointments are proactive steps to add momentum and position the company for long-term success,” said Joe Whitters, Chairman of the Board. “Steve’s proven record of operational excellence and value creation at leading med-tech companies makes him exceptionally well suited to guide Accuray through its next phase of growth. The Board is committed to disciplined execution directed at expanding margins, enhancing competitiveness, and building a more agile, customer-focused organization while continuing the innovation that defines Accuray. We thank Suzanne for her leadership and lasting contributions in advancing our technology and strengthening our global presence.”

Mr. La Neve brings more than 40 years of international medical-technology experience with a track record of driving margin expansion and revenue growth. He previously served as President of the Trauma and Joint Reconstruction business unit of Globus Medical Inc. and President of Globus Medical Japan K.K. (NYSE: GMED), Chief Executive Officer and Board Member of Bone Biologics Corporation (NASDAQ: BBLG), Global President of Becton Dickinson Preanalytical Systems (NYSE: BDX), and as Global Sector President for Medtronic’s Spine and Biologics Division (NYSE: MDT).

“Accuray’s mission to deliver the curative power of radiation therapy to patients around the world is both inspiring and urgent,” said Mr. La Neve. “Accuray is one of just a few companies operating at the intersection of technical sophistication and human impact. The company has a robust installed base and is rapidly increasing its presence across several of the fastest growing markets globally. And our solutions continue to resonate, with order backlog continuing to be strong. I’m excited to work with the talented team at Accuray to build on this promise and foster a performance-driven culture that pairs innovation with execution, strengthens operational discipline, and drives sustainable, profitable growth. We will execute our transformation plan with clarity, confidence, and purpose to enhance our competitiveness and create long-term value for the patients, providers, and shareholders we serve.”

Board and Governance Updates

To support the execution of the company’s transformation and growth strategy, the Board announced two additional leadership changes.

Steven F. Mayer, who joined the Board in June 2025, has been appointed Transformation Board Sponsor and will partner closely with incoming CEO Steve La Neve and the management team to oversee execution of the company’s organizational, strategic and operational initiatives. Mr. Mayer brings extensive experience leading complex corporate transformations, having served nearly two decades at Cerberus Capital Management as Senior Managing Director, Co-Head of Global Private Equity, and Chairman of the Investment Committee. Most recently, after retiring from Cerberus, he served as Executive Chairman of global healthcare company Grifols, S.A., where he designed and led a company-wide transformation that realigned the organization and delivered more than €400 million in annual cost savings while sustaining strong revenue growth.

“I’m excited to partner with Steve La Neve and the Board to accelerate Accuray’s transformation,” added Mr. Mayer. “We are developing a clear plan that we’ve been investing behind, with strong leadership and a focused team ready to execute. We are acting decisively to align with strategic objectives, strengthen operations and deliver meaningful performance gains. We expect to reach a high single-digit adjusted EBITDA margin run-rate within twelve months and to expand that margin to double digits over the medium to long term. With its powerful combination of technology, talent, and purpose, Accuray is well positioned to compete more effectively and deliver sustained, profitable results.”

In addition, Chan W. Galbato has been nominated to the Accuray Board of Directors. Mr. Galbato brings more than 30 years of operational and strategic leadership experience across global enterprises. He currently serves as Senior Advisor to Barington Capital Group and Alvarez & Marsal Holdings and has held senior executive roles including Co-Chair of Albertsons Companies, CEO of Cerberus Operations and Advisory Company, and leadership positions at Invensys, The Home Depot, and GE. A seasoned board member, he has served on numerous public and private company boards, including as chair of several publicly traded organizations.

FTI Consulting continues to advise the company on its operational execution and transformation strategy. TCW, the company’s strategic lending partner, expressed strong support for the transformation plan and the accompanying leadership changes.

Fiscal 2026 First Quarter Financial Results

Accuray expects to release summary financial information for its fiscal 2026 first quarter on November 5. In connection with today’s announcement, the company is providing select preliminary information concerning its first quarter financial results. In its fiscal 2026 first quarter, service revenues were ahead of plan but product revenues were below expectations in EIMEA and China, resulting in total revenues of $92.5 to $94 million. Fiscal 2026 first quarter adjusted EBITDA was approximately ($4) million as geographic sales mix and joint venture accounting adversely impacted product gross margins.

The foregoing preliminary unaudited financial information for the fiscal 2026 first quarter is derived from preliminary internal financial reports. The company has not yet finalized its complete results of operations for the quarter ended September 30, 2025. The company may identify items that would require it to make adjustments, some of which could be material, to the preliminary unaudited financial information set forth in this press release.

About Accuray

Accuray is committed to expanding the powerful potential of radiation therapy to improve as many lives as possible. We invent unique, market-changing solutions designed to deliver radiation treatments for even the most complex cases—while making commonly treatable cases even easier—to meet the full spectrum of patient needs. We are dedicated to continuous innovation in radiation therapy for oncology, neuro-radiosurgery, and beyond, as we partner with clinicians and administrators, empowering them to help patients get back to their lives, faster. Accuray is headquartered in Madison, Wisconsin, with facilities worldwide. To learn more, visit www.accuray.com or follow us on Facebook, LinkedIn, X, and YouTube.

Forward-Looking Statements

Statements made in this press release that are not statements of historical fact are forward-looking statements and are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release relate, but are not limited, to the company’s future results of operations, including expectations regarding: service and product revenue, total revenue and adjusted EBITDA; adjusted EBITDA margin run rates; the company’s ability to execute upon and realize the benefits of its transformation and growth strategy; the company’s transformation plan initiatives, including timing and expected benefits; the company’s leadership changes; the company’s ability to achieve its short and long-term goals; and expectations related to the markets and regions in which the company operates. These forward-looking statements involve risks and uncertainties. If any of these risk or uncertainties materialize, or if any of the company’s assumptions prove incorrect, actual results could differ materially from the results express or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the ability of the company to execute upon its transformation plan; the effect of the global macroeconomic environment on the operations of the company and those of its customers and suppliers; disruptions to the company’s supply chain, including increased logistics costs; the company’s ability to achieve widespread market acceptance of its products; substantial outstanding indebtedness and its ability to maintain compliance with financial covenants related to its debt; the effect of enhanced international tariffs on the company; the company’s ability to realize the expected benefits of the China joint venture and other partnerships; risks inherent in international operations; the company’s ability to maintain or increase its gross margins on product sales and services; delays in regulatory approvals or the development or release of new offerings; the company’s ability to meet the covenants under its credit facilities; the company’s ability to convert backlog to revenue; and such other risks identified under the heading “Risk Factors” in the company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on August 28, 2025, and as updated periodically with the company’s other filings with the SEC.

Forward-looking statements speak only as of the date the statements are made and are based on information available to the company at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. The company assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not put undue reliance on any forward-looking statements.

Investor Relations Contact

Aman Patel, CFA

Investor Relations, ICR Healthcare

aman.patel@ICRHealthcare.com

Media Contact

Beth Kaplan

Public Relations Director, Accuray

bkaplan@accuray.com